Exhibit 10.2

SECOND AMENDED AND RESTATED

SECURED DEBENTURE PURCHASE AGREEMENT

THIS SECOND AMENDED AND RESTATED SECURED DEBENTURE PURCHASE AGREEMENT is made as of July 10, 2020, by and among the Lenders party thereto, iAnthus Capital Holdings, Inc., a corporation incorporated under the laws of the Province of British Columbia (the “Company”), iAnthus Capital Management, LLC, a Delaware limited liability company (the “Issuer”), the other Credit Parties party hereto and Gotham Green Admin 1, LLC, as collateral agent, and the Lenders party thereto.

WHEREAS the Company, Issuer, certain Credit Parties and certain Lenders entered into an Amended and Restated Secured Debenture Purchase Agreement dated October 10, 2019 but effective September 30, 2019, to provide for the terms and conditions upon which the Lenders subscribed for, and the Issuer and the Company, as applicable, issued to the Lenders, certain Debentures and Warrants (as defined herein) on the terms contemplated herein, which agreement was subsequently amended by that certain First Amendment to Amended and Restated Secured Debenture Purchase Agreement dated December 19, 2019 (collectively, the “Original Agreement”);

WHEREAS the parties have agreed to enter into this Agreement to amend and restate the Original Agreement and provide for the issuance of the Tranche 4 Debentures in connection with the Restructuring Support Agreement and the Recapitalization Transaction contemplated thereunder.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the premises, the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
INTERPRETATION

1.1	DEFINITIONS

For the purposes of this Agreement, except as otherwise expressly provided herein, the following words and phrases will have the following meanings:

(a)	“Affiliate” with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified; provided that, for the avoidance of doubt, the Lender and its Affiliates shall not be considered Affiliates of the Company or any of its subsidiaries. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise, “Controlling” and “Controlled” have meanings correlative thereto;

(b)	“Agreement” means this agreement, including the Schedules to this agreement, as it or they may be amended or supplemented from time to time, and all instruments supplementing or amending or confirming this agreement and references to “Article”, “Section” or “Schedule” mean the specified article, section or schedule of this agreement;

(c)	“Articles” means the notice of articles of the Company dated November 15, 2013 as amended on August 4, 2016, as the same may be amended, replaced, restated or otherwise modified from time to time;

(d)	“Business” means the business carried on by the Company (including the business of each subsidiary) from time to time as described in the Company’s public filings made under the Company’s issuer profile on SEDAR;

(e)	“Business Day” means any day except Saturday, Sunday or any day on which banks are generally not open for business in the, City of Vancouver, British Columbia, City of Toronto, Ontario or New York, New York;

(f)	“Canadian Pension Plan” means a “registered pension plan”, as such term is defined in subsection 248(1) of the Income Tax Act, or is subject to the funding requirements of applicable pension benefits legislation in any Canadian jurisdiction and which is or was sponsored, administered or contributed to, or required to be contributed to, by any Credit Party or under which any Credit Party has or may incur any actual or contingent liability, and for the avoidance of doubt, a “Canadian Pension Plan” shall not include a Pension Plan;

(g)	“Canadian Securities Laws” means, collectively, all applicable securities laws of each of the Qualifying Jurisdictions and the respective rules and regulations under such laws together with applicable published policy statements, blanket orders, instruments and notices of the Securities Commissions and all discretionary orders or rulings, if any, of the Securities Commissions made in connection with the transactions contemplated by this Agreement;

(h)	“CERCLA” means the United States Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended;

(i)	“Change of Control Transaction” means (i) any event as a result of or following which any person, or group of persons “acting jointly or in concert” within the meaning of Canadian Securities Laws, beneficially owns or exercises control or direction over an aggregate of more than 50% of the then outstanding Common Shares, (ii) any event as a result of or following which the Issuer or any Subsidiary is not wholly owned, directly or indirectly, by the Company, or (iii) the sale or other transfer of all or substantially all of the consolidated assets of the Company. A Change of Control Transaction will not include a sale, merger, reorganization or other similar transaction if the previous holders of the Common Shares hold at least 50% of the voting shares of such merged, reorganized or other continuing entity;

(j)	“Class A Shares” means the Company’s Class A convertible restricted votes shares of the Company;

(k)	“Closing” means completion of the transactions contemplated by this Agreement in accordance with Article 2 of this Agreement and occurring on the Closing Date;

(l)	“Closing Date” means May 14, 2018;

(m)	“Closing Time” means 8:00 a.m. (Toronto time) on the Closing Date or such other time on the Closing Date as the parties may agree;

(n)	“Collateral Agent” means Gotham Green Admin 1, LLC, in its capacity as collateral agent for the Lender;

(o)	“Common Shares” means the fully paid and non-assessable common shares in the share capital of the Company, as constituted from time to time;

(p)	“Confidentiality Agreement” means the confidentiality agreement dated March 19, 2018 between the Lender and the Company;

(q)	“Control Agreement” means a control agreement, in form and substance reasonably satisfactory to the Collateral Agent, executed and delivered by the applicable Credit Party, the Collateral Agent and the applicable securities intermediary or bank, which agreement is sufficient to give the Collateral Agent “control” over each of such Credit Party’s securities accounts, deposit accounts or investment property, as the case may be;

(r)	“Controlled Group” means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control and all members of an affiliated service group which, together with a Credit Party, are treated as a single employer under Section 414 of the U.S. Tax Code or Section 4001 of ERISA;

(s)	“Credit Parties” means, collectively, the Company and each Subsidiary, and each is a “Credit Party”;

(t)	“CSE” means the Canadian Securities Exchange;

(u)	“Debenture Certificates” means, collectively, the Initial Debenture Certificates, Tranche 2 Debenture Certificates, Tranche 3 Debenture Certificates and Tranche 4 Debenture Certificates;

(v)	“Debenture Warrants” means, collectively, the Initial Debenture Warrants, Tranche 2 Debenture Warrants, and Tranche 3 Debenture Warrants;

(w)	“Debentures” means, collectively, the Initial Debentures, Tranche 2 Debentures, Tranche 3 Debentures and Tranche 4 Debentures;

(x)	“Debtor Relief Laws” means the Bankruptcy Reform Act of 1996 as amended or any Canadian counterpart, Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the Bankruptcy Code of the United States and all other liquidation, conservatorship, bankruptcy, the Bankruptcy Code of the United States and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally;

(y)	“Environment” means indoor air, ambient air, surface water, groundwater, drinking water, land surface, subsurface strata and natural resources such as wetlands, flora and fauna;

(z)	“Environmental Laws” means any applicable Law relating to pollution, protection of the Environment and natural resources, pollutants, contaminants, or chemicals or any toxic or otherwise hazardous substances, wastes or materials, or the protection of human health and safety as it relates to any of the foregoing, including any applicable provisions of CERCLA;

(aa)	“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of investigation and remediation, fines, penalties or indemnities), of or relating to the Credit Parties directly or indirectly resulting from or based upon (a) violation of, or liability under or relating to, any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the actual or alleged presence, Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing;

(bb)	“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law;

(cc)	“Equity Interest” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, or any warranty, options or other rights to acquire such interests;

(dd)	“ERISA” means the Employee Retirement Income Security Act of 1974, as amended;

(ee)	“Exchange Warrants” means, collectively, the Initial Exchange Warrants, the Tranche 2 Exchange Warrants, and the Tranche 3 Exchange Warrants;

(ff)	“Fee Letter” means that certain Second Amended and Restated Fee Letter dated as of the Tranche 3 Funding Date, by and among the Company and each Lender party to the Amended and Restated Purchase Agreement, as amended by the Amendment, as amended, restated, supplemented or otherwise modified from time to time;

(gg)	“Foreign Private Issuer” means a “foreign private issuer” as defined in Rule 405 under the U.S. Securities Act;

(hh)	“Gotham Lenders” means the Original Lenders, the Tranche 2 Lenders, SPV V, and any affiliated funds thereof that become Additional Lenders;

(ii)	“Governmental Body” means any government, parliament, legislature, regulatory authority, agency, commission, board or court or other law, rule, or regulation-making entity having or purporting to have jurisdiction on behalf of any nation or state or province or other subdivision thereof including any municipality or district;

(jj)	“Guarantor” has the meaning provided in the Guaranty and Security Agreement;

(kk)	“Guaranty and Security Agreement” has the meaning provided in the definition of “Security Documents”;

(ll)	“Hazardous Materials” means all materials, pollutants, contaminants, chemicals, compounds, constituents, substances or wastes, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, lead, radon gas, pesticides, fungicides, fertilizers, or toxic mold that are regulated pursuant to, or which could give rise to liability under, applicable Environmental Law;

(mm)	“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following: (i) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (ii) the maximum amount (after giving effect to any prior drawings or reductions which may have been reimbursed) of all outstanding letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, and similar instruments issued or created by or for the account of such Person; (iii) net obligations of such Person under any swap contract; (iv) all obligations of such Person to pay the deferred purchase price of property or services (other than (1) trade accounts and accrued expenses payable in the ordinary course of business not more than sixty (60) days past due, (2) any earn-out obligation until such obligation becomes a liability on the balance sheet of such Person in accordance with IFRS and (3) accruals for payroll and other liabilities accrued in the ordinary course); (v) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (vi) capital lease obligations that would appear on a balance sheet of such Person prepared as of such date in accordance with IFRS; and (vii) to the extent not otherwise included above, all guarantees and other contingent obligations of such Person, but excluding endorsements for collection or deposit and customary and reasonable indemnity obligations entered into in the ordinary course of business;

(nn)	“IFRS” means the international financial reporting standards adopted by the International Accounting Standards Board;

(oo)	“Immaterial Subsidiary” means any subsidiary of the Company that (a) did not, as of the last day of the fiscal quarter of the Company most recently ended, have assets with a value in excess of one percent (1%) of the assets of the Company and its subsidiaries on a consolidated basis or revenues representing in excess of one percent (1%) of total revenues of the Company and its subsidiaries on a consolidated basis as of such date and (b) taken together with all Persons determined to be Immaterial Subsidiaries in the foregoing clause (a) as of the last day of the fiscal quarter of the Company most recently ended, did not have assets with a value in excess of five percent (5%) of the assets of the Company and its subsidiaries on a consolidated basis or revenues representing in excess of five percent (5%) of total revenues of the Company and its subsidiaries on a consolidated basis as of such date. The Immaterial Subsidiaries in existence on the Closing Date are set forth on Schedule 4.5.

(pp)	“Income Tax Act” means the Income Tax Act (Canada), as amended from time to time;

(qq)	“Intellectual Property” means all trade or brand names, business names, trademarks, service marks, copyrights, patents, patent rights, licenses, industrial designs, know-how (including trade secrets and other unpatented or patentable proprietary or confidential information, systems or procedures), computer software, inventions, designs and other industrial or intellectual property of any nature whatsoever;

(rr)	“Intellectual Property Security Agreements” has the meaning set forth in the Security Agreements;

(ss)	“Intercompany Note” means the intercompany note made by the Credit Parties on the Closing Date, as amended, restated, supplemented or otherwise modified from time to time;

(tt)	“Interim Financing Budget” means the weekly financial cash flow of the Company and its Subsidiaries approved by the Lender pursuant to the Restructuring Support Agreement, together with each such revision of the weekly financial cash flow approved by the Lender from time to time in accordance with the mechanics set forth in Section 1.8 of the Restructuring Support Agreement.

(uu)	“Investments” means each of the investments, loans, management services agreements, real estate holdings and Intellectual Property of the Company disclosed in filings on SEDAR pursuant to which the Company conducts its operations;

(vv)	“Laws” means all laws, statutes, codes, ordinances, decrees, rules, regulations, municipal by-laws, judicial or arbitral or administrative or ministerial or departmental or regulatory judgments, orders, decisions, rulings or awards, policies, voluntary restraints, guidelines of any Governmental Body, or any provisions of the foregoing, including general principles of common and civil law and equity, binding on or affecting the Person referred to in the context in which such word is used, whether applicable in Canada or the United States or any other jurisdiction; and “Law” means any one of them. Notwithstanding the foregoing, the definition of Laws excludes any U.S. federal laws, Canadian federal, provincial or territorial laws, statutes, codes, ordinances, decrees, rules, regulations which apply to the production, trafficking, distribution, processing, extraction, sale, or any transactions promoting the business or involving the proceeds of marijuana (cannabis) and related substances (collectively, the “Excluded Laws”); provided, however, that Excluded Laws shall not include any provision of the Code, including, without limitation, Section 280E of the Code;

(ww)	“Lender” or “Lenders” means, collectively, the Lenders signatory hereto and their permitted successors and assigns;

(xx)	“Lien” means any mortgage, charge, pledge, hypothecation, security interest, assignment, lien (statutory or otherwise), charge, title retention agreement or arrangement, restrictive covenant or other encumbrance of any nature, or any other arrangement or condition which, in substance, secures payment or performance of an obligation;

(yy)	“Material Adverse Effect” means any change, effect, event, situation or condition that is materially adverse to the business, results or operations, properties or financial condition of the Company and its subsidiaries taken as a whole; provided, however, that in determining whether there has been a “Material Adverse Effect”, any adverse effect attributable to the following shall be disregarded: (a) events, changes, developments, conditions or circumstances in worldwide, national or local conditions or circumstances (political, economic, regulatory or otherwise) that adversely affect the Company’s industry generally unless there is a disproportionate adverse impact on Company, its subsidiaries or any Affiliate, (b) an outbreak or escalation of war, armed hostilities, acts of terrorism, political instability or other national calamity, crisis or emergency, or any governmental response to any of the foregoing, in each case, whether occurring within or outside of Canada or the United States unless there is a disproportionate adverse impact on Company, its subsidiaries or any Affiliate, (c) any change in law or accounting policies (and any changes resulting therefrom) unless there is a disproportionate adverse impact on Company, its subsidiaries or any Affiliate, (d) epidemics, pandemics and other public health emergencies, including those related to novel coronavirus known as COVID-19 (“COVID-19”); (e) steps or actions reasonably necessary to be taken pursuant to the Restructuring Support Agreement, or (f) any action or omission of any Credit Party taken with the prior written consent of the Lender;

(zz)	“Material Subsidiary” means any subsidiary of the Company other than Immaterial Subsidiaries.

(aaa)	“Mortgages” means collectively, the deeds of trust, trust deeds, deeds to secure debt, hypothecs and mortgages made by the Credit Parties in favor or for the benefit of the Collateral Agent on behalf of the Secured Parties creating and evidencing a Lien on a Mortgaged Property in form and substance reasonably satisfactory to the Collateral Agent with such terms and provisions as may be required by the applicable Laws of the relevant jurisdiction, and any other mortgages executed and delivered pursuant to Section 4.20(r), in each case, as the same may from time to time be amended, restated, supplemented, or otherwise modified;

(bbb)	“MPX Acquisition” means the Company’s acquisition of MPX Bioceutical Corporation (“MPX”) and its subsidiaries pursuant to an arrangement agreement dated October 18, 2018, among the Company, 1183271 B.C. Unlimited Liability Company, MPX and MPX International Corporation, pursuant to which MPX became a wholly-owned subsidiary of the Company pursuant to a plan of arrangement under the Business Corporations Act (British Columbia);

(ccc)	“MPX Obligations” means the items set forth on Schedule 4.20(x);

(ddd)	“Multiemployer Pension Plan” means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which any Credit Party may have any liability;

(eee)	“NI 45-106” means National Instrument 45-106 – Prospectus Exemptions as such instrument is in effect in the Province of Ontario at Closing;

(fff)	“NI 51-102” means National Instrument 51-102 – Continuous Disclosure Obligations as such instrument is in effect in the Province of Ontario at Closing;

(ggg)	“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, each Credit Party arising under any Transaction Agreement or otherwise with respect to this Agreement or any Debenture or Warrant, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Credit Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the generality of the foregoing, the Obligations of the Credit Parties under the Transaction Agreements include (i) the obligation (including guarantee obligations) to pay principal, interest, reimbursement obligations, charges, expenses, fees, attorneys’ fees, indemnities and other amounts payable by the Credit Parties under any Transaction Agreement and (ii) the obligation of the Credit Parties to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of such Person;

(hhh)	“Observer Agreement” means the agreement among the Lender the Company and the Observers in the form of which is attached hereto as Exhibit “C”;

(iii)	“Observers” and “Observer” have the meanings ascribed thereto in Section 4.20(h);

(jjj)	“Original Lenders” means Gotham Green Fund 1, L.P. and Gotham Green Credit Partners SPV I, L.P.

(kkk)	“OSC” means the Ontario Securities Commission;

(lll)	“OTC” means the OTCQB – The Venture Market or the OTCQX – Best Market;

(mmm) “PBGC” means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA;

(nnn)	“Pension Plan” means a “pension plan”, as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a Multiemployer Pension Plan) and as to which any Credit Party has or may have any liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA, and, for the avoidance of doubt, “Pension Plan” shall not include a Canadian Pension Plan;

(ooo)	“Permits” means all licenses, permits, approvals, consents, certificates, registrations and authorizations (whether governmental, regulatory or otherwise);

(ppp)	“Permitted Variance” shall have the meaning ascribed to it in the Restructuring Support Agreement.

(qqq)	“Person” means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, corporation with or without share capital, unincorporated organization, association, trust, trustee, executor, administrator or other legal personal representative, Governmental Body, authority or entity however designated or constituted;

(rrr)	“Personal Information” means any information about a Person and includes information contained in this Agreement and the documents to be delivered by such Person in connection with the transactions contemplated herein;

(sss)	“Proceeds” means the proceeds of the Purchase Price;

(ttt)	“Qualifying Provinces” means all provinces of Canada, other than the Province of Quebec;

(uuu)	“Regulation D” means Regulation D promulgated under the U.S. Securities Act;

(vvv)	“Regulation S” means Regulation S promulgated under the U.S. Securities Act;

(www)	“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing or migrating in, into, onto or through the Environment;

(xxx)	“Restructuring Support Agreement” means that certain Restructuring Support Agreement dated as of the date hereof, by and among the Company, the Subsidiaries signatory thereto, the Lenders party thereto, the Consenting Debenture Holders (as defined therein) party thereto, and each other Person that becomes a party thereto from time to time, as may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.

(yyy)	“Sage Software Capital Lease” that certain lease/finance transaction with Alliance Commercial Capital Inc. in respect of the Sage Software Package, with the total amount of financing pursuant to the Sage Software Capital Lease not to exceed $1,600,000 (excluding fees and taxes) and a term not to exceed 36 months;

(zzz)	“Second Amendment Effective Date” means September 30, 2019;

(aaaa)	”Securities Commissions” means collectively, the applicable securities commission or securities regulatory authority in each of the Qualifying Provinces, the United States and any other jurisdiction in which the Common Shares are sold, as the case may be;

(bbbb)	“Security Agreements” has the meaning provided in the definition of “Security Documents”;

(cccc)	“Security Documents” means the Debenture, and all other security and/or guarantees granted by any Credit Party, or any other Person from time to time in favour of the Lender, as security for the Credit Parties’ obligations, including, without limitation, the Guaranty and Security Agreement entered into among the Subsidiaries and the Collateral Agent on the Closing Date, as amended, restated, supplemented or otherwise modified from time to time (the “Guaranty and Security Agreement”), the Guaranty and Pledge Agreement entered into between the Company and the Collateral Agent on the Closing Date, as amended, restated, supplemented or otherwise modified from time to time (the “Guaranty and Pledge Agreement”), the Security Agreement entered into between the Company and the Collateral Agent on the Closing Date, as amended, restated, supplemented or otherwise modified from time to time (collectively, with the Guaranty and Security Agreement, the “Security Agreements”), the Intellectual Property Security Agreements, the Collateral Assignment of Contract Rights entered into among the Credit Parties and the Collateral Agent on the Closing Date, as amended, restated, supplemented or otherwise modified from time to time, the Mortgages, any other share pledge granted by the Company or any of its subsidiaries, each general security agreement granted by the Company or any of its subsidiaries, in favour of the Lender and each guarantee granted by the Company or any of its subsidiaries, or any of them, in favour of the Lender;

(dddd)	“SEDAR” means the System for Electronic Document Analysis and Retrieval as found at www.sedar.com;

(eeee)	“Shares” means Common Shares and/or Class A Shares, as the context requires;

(ffff)	“Solvent” means, with respect to a Person, that (a) the fair value (as calculated according to the Company’s quarterly and annual financial statements in accordance with IFRS) of the assets of such Person and its Subsidiaries, on a consolidated basis, exceeds, on a consolidated basis, their debts and liabilities, subordinated, contingent or otherwise, (b) the present fair saleable value of the property of such Person and its Subsidiaries, on a consolidated basis, is greater than the amount that will be required to pay the probable liability, on a consolidated basis, of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (c) such Person and its Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, subordinated, contingent or otherwise, as such liabilities become absolute and matured and (d) such Person and its Subsidiaries, on a consolidated basis, are not engaged in, and are not about to engage in, business for which they have unreasonably small capital. The amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability;

(gggg)	A “subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which (i) a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, (ii) more than half of the issued share capital is at the time beneficially owned or (iii) the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Company;

(hhhh)	“Subsidiaries” means, as of the date hereof, iAnthus Capital Management, LLC, Pakalolo, LLC, Grassroots Vermont Management Services, LLC, Pilgrim Rock Management, LLC, GHHIA Management, Inc., iAnthus Holdings Florida, LLC, GrowHealthy Properties, LLC, Citiva Medical, LLC, iAnthus Empire Holdings, LLC, Scarlet Globemallow, LLC, Bergamot Properties, LLC, Mayflower Medicinals, Inc., IMT, LLC, CGX Life Sciences Inc., Fall River Development Company, LLC, Greenmart of Nevada NLV, LLC, GTL Holdings, LLC, iAnthus Arizona, LLC, MPX Bioceutical ULC, Ambary, LLC, S8 Rental Services, LLC, S8 Management, LLC, iAnthus New Jersey, LLC, iA CBD, LLC, McCrory’s Sunny Hill Nursery, LLC, FWR, Inc. and all other Material Subsidiaries;

(iiii)	“Tranche 2 Debenture Certificates” means the certificates representing the Tranche 2 Debentures;

(jjjj)	“Tranche 2 Debenture Warrants” means the warrants of the Company issued to the Tranche 2 Lenders on the Second Amendment Effective Date, such warrants being exercisable to acquire an aggregate amount of up to 5,076,142 Tranche 2 Warrant Shares, and such warrants being exercisable for a period of 36 months following the Second Amendment Effective Date at an exercise price per share equal to USD$1.97 per Tranche 2 Warrant Share, subject to standard anti-dilution adjustments as set forth in the Tranche 2 Warrant Certificate evidencing such warrants, and provided further that the expiry date will be extended to be 48 months from the Second Amendment Effective Date if the Company exercises its right to extend the term of the Debentures as provided in Section 3.2 of the Debenture Certificates;

(kkkk)	“Tranche 2 Debentures” means the 13% senior secured debentures of the Issuer issued to the Tranche 2 Lenders on the Second Amendment Effective Date in the aggregate principal amount of USD$20,000,000;

(llll)	“Tranche 2 Exchange Warrants” means warrants of the Company issued to the Tranche 2 Lenders on the Second Amendment Effective Date, in the form attached hereto as Exhibit “B”, exercisable from time to time for Warrant Shares;

(mmmm)	“Tranche 2 Lenders” means Gotham Green Fund 1, L.P., Gotham Green Fund 1 (Q), L.P., Gotham Green Fund II, L.P. and Gotham Green Fund II (Q), L.P.;

(nnnn)	“Tranche 2 Warrants” means the Tranche 2 Debenture Warrants and Tranche 2 Exchange Warrants;

(oooo)	“Tranche 3 Debentures” means the 13% senior secured debentures of the Issuer issued to the Tranche 3 Lenders on the Tranche 3 Funding Date in the aggregate principal amount of USD$36,150,000;

(pppp)	“Tranche 3 Debenture Certificates” means the certificates representing the Tranche 3 Debentures;

(qqqq)	“Tranche 3 Debenture Warrants” means the warrants of the Company issued to the Tranche 3 Lenders on the Tranche 3 Funding Date, such warrants being exercisable to acquire an aggregate amount of up to the number of Tranche 3 Warrant Shares equal to fifty percent (50%) of the quotient obtained by dividing the Tranche 3 Purchase Price by the exercise price per share equal to 130% of the lesser of (i) the closing market price of the Company’s common shares as quoted on the CSE on September 27, 2019 and (ii) the closing market price of the Company’s common shares as quoted on the CSE the Business Day immediately prior to the Tranche 3 Funding Date, such warrants being exercisable for a period of 36 months following the Tranche 3 Funding Date at the exercise price per Tranche 3 Warrant Share set forth above, subject to standard anti-dilution adjustments as set forth in the Tranche 3 Warrant Certificate evidencing such warrants, and provided further that the expiry date will be extended to be 48 months from the Tranche 3 Funding Date if the Company exercises its right to extend the term of the Debentures as provided in Section 3.2 of the Debenture Certificates;

(rrrr)	“Tranche 3 Exchange Warrants” means warrants of the Company issued to the Tranche 3 Lenders on the Tranche 3 Funding Date, in the form attached hereto as Exhibit “B”, exercisable from time to time for Warrant Shares;

(ssss)	“Tranche 3 Funding Date” means the date on which the Tranche 3 Lenders purchase the Tranche 3 Debentures and Tranche 3 Warrants, which date shall be no earlier than the date that all conditions precedent to such funding have been satisfied or waived by the Tranche 3 Lenders and which occurred on or about December 19, 2019;

(tttt)	“Tranche 3 Lenders” means the Persons who purchase the Tranche 3 Debentures and Tranche 3 Warrants;

(uuuu)	“Tranche 3 Warrants” means the Tranche 3 Debenture Warrants and Tranche 3 Exchange Warrants;

(vvvv)	“Tranche 4 Debenture Certificates” means the certificates representing the Tranche 4 Debentures in the form attached hereto as Exhibit “D”;

(wwww)	“Tranche 4 Debentures” means the 8% senior secured non-convertible debentures of the Issuer issued to the Tranche 4 Lenders on the Tranche 4 Funding Date in the aggregate initial principal amount of USD$14,736,842.11, such amount subject to increase as set forth in Section 2.6 and under the Tranche 4 Debenture Certificates.

(xxxx)	“Tranche 4 Funding Date” means (x) the date on which the Tranche 4 Lenders purchase Tranche 4 Debentures or additional Tranche 4 Debentures in accordance with Section 2.6, which date shall be no earlier than the date that all conditions precedent to such funding have been satisfied or waived by the Tranche 4 Lenders, (y) each day thereafter that a draw request is made under the Interim Financing (as defined in the Restructuring Support Agreement) in accordance with the terms of the Restructuring Support Agreement, and (z) or any other day on which the representations and warranties provided for herein are tested at any time when the Restructuring Support Agreement is in effect;

(yyyy)	“Tranche 4 Lenders” means Gotham Green Fund II, L.P., Gotham Green Fund II (Q), L.P. and Gotham Green Partners SPV V, L.P.;

(zzzz)	“Transaction Agreements” means this Agreement and all agreements, certificates and other instruments delivered or given pursuant to this Agreement, including, without limitation, the Confidentiality Agreement, Fee Letter, Restructuring Support Agreement, Security Documents, Intercompany Note, Debentures, Warrant Certificates and Unit Subscription Agreement;

(aaaaa)	“Unit Subscription Agreement” means the Unit Subscription Agreements dated as of the Closing Date, between the Company and each of Gotham Green Fund 1, L.P. and Gotham Green Credit Partners SPV 1, L.P., and their respective successors and assigns;

(bbbbb) “United States” or “U.S.” means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia;

(ccccc)	“U.S. Accredited Investor” means an “accredited investor” as defined in Rule 501(a) under Regulation D;

(ddddd) “U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended;

(eeeee)	“U.S. Person” means a “U.S. person” as such term is defined in Rule 902(k) of Regulation S;

(fffff)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

(ggggg) “U.S. Tax Code” mean the United States Internal Revenue Code of 1986, as amended;

(hhhhh) “U.S. Securities Laws” means the United States federal securities laws, including, without limitation, the U.S. Securities Act and the U.S. Exchange Act, and applicable state securities laws;

(iiiii)	“Warrant Certificates” means the certificates representing (i) the Initial Warrants, Tranche 2 Warrants and Tranche 3 Warrants, the form of each of which is attached hereto as Exhibit “A”, (ii) the Initial Exchange Warrants, Tranche 2 Exchange Warrants and Tranche 3 Exchange Warrants, the form of each of which is attached hereto as Exhibit “B”;

(jjjjj)	Reserved

(kkkkk)	“Warrant Shares” means the Shares issuable upon exercise of the Warrants; and

(lllll)	“Warrants” means, collectively, the Initial Warrants, the Tranche 2 Warrants, the Tranche 3 Warrants.

1.2	SCHEDULES AND EXHIBITS

The following are the schedules and exhibits attached to this Agreement:

Schedule 4.2	Dissolved Credit Parties
Schedule 4.3(a)	Capital of the Company
Schedule 4.3(b)	Option to Purchase Shares of the Company
Schedule 4.4	Shareholder Agreements
Schedule 4.5	Subsidiaries
Schedule 4.9	Compliance with Laws
Schedule 4.10(a)	Litigation and Other Proceedings
Schedule 4.11(a)(i)	Owned and Leased Property
Schedule 4.11(a)(ii)	Claims Restricting Use of Transfer of Property or
Schedule 4.11(b)	Disposition of Assets by Credit Parties
Schedule 4.11(c)	Material Agreements of Credit Parties
Schedule 4.11(k)	Lease Defaults
Schedule 4.16	Financial, Tax and Disclosure Matters
Schedule 4.20(v)	Permitted Liens
Schedule 4.20(x)	Investments and Existing Indebtedness
Schedule 4.20(y)	Transactions with Affiliates
Schedule “A”	Canadian “Accredited Investor” Certificate
Schedule “B”	U.S. Accredited Investor Certificate
Schedule “C”	Form of Declaration for Removal for Removal of
Exhibit “A”	Form of Warrant Certificate
Exhibit “B”	Form of Exchange Warrant Certificate
Exhibit “C”	Form of Board Observer Agreement
Exhibit “D”	Form of Tranche 4 Debenture

1.3	HEADINGS

The inclusion of headings in this Agreement are for convenience of reference only and shall not affect the construction or interpretation hereof. The terms “this Agreement”, “hereof”, “hereunder” and similar expressions refer to this Agreement and not to any particular section or other portion hereof and include any agreement supplemental hereto.

1.4	GENDER AND NUMBER

Words importing the singular number only shall include the plural and vice versa, and words importing the masculine gender shall include the feminine gender and neuter.

1.5	CURRENCY

Unless otherwise noted, all references to currency shall be United States dollars and all payments contemplated herein shall be paid in United States funds, by certified cheque, bank draft or wire transfer of immediately available funds.

1.6	ENTIRE AGREEMENT

This Agreement together with the Transaction Agreements constitute the entire agreement between the parties and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. There are no other agreements between the parties in connection with the subject matter hereof except as specifically set forth or referred to herein or therein. No amendment, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. To the extent that any provisions of this Agreement are inconsistent with the provisions of the Restructuring Support Agreement, then the terms of the Restructuring Support Agreement shall be paramount and prevail to the extent of the inconsistency.

The description of the Debentures and Warrants herein is a summary only and is subject to the specific attributes and detailed provisions set forth in the Debenture Certificate and the Warrant Certificate, respectively. In case of any inconsistency between the description of the Debentures and Warrants in this Agreement and the terms of the Debentures as set forth in the Debenture Certificate and the Warrant Certificate, respectively, the provisions of the Debenture Certificate and Warrant Certificate shall govern.

1.7	TIME OF ESSENCE

Time shall be of the essence of this Agreement and of every part hereof and no extension or variation of this Agreement shall operate as a waiver of this provision.

1.8	TO THE KNOWLEDGE

Where any representation or warranty contained in this Agreement is expressly qualified by reference to the knowledge of the Company, the Company confirms that it has made due and diligent inquiry of such Persons (including appropriate employees, officers and directors of the Company and its Affiliates) as it reasonably and in good faith considers necessary to verify the accuracy of the matters that are the subject of the representations and warranties.

1.9	LANGUAGE

The parties hereby acknowledge that they have expressly required this Agreement and all notices, statements of account and other documents required or permitted to be given or entered into pursuant hereto to be drawn up in the English language only. Les parties reconnaissent avoir expressment demandé que la présente Convention ainsi que tout avis, tout état de compte et tout autre document à être ou pouvant être donné ou conclu en vertu des dispositions des présentes, soient rédigés en langue anglaise seulement.

ARTICLE 2
INITIAL DEBENTURES AND PURCHASE PRICE

2.1	SUBSCRIPTION FOR AND ISSUANCE OF INITIAL DEBENTURES AND INITIAL WARRANTS

In reliance upon the representations, warranties and covenants set out in this Agreement, the Lender hereby agrees to subscribe for and purchase from the Issuer, and the Issuer agrees to issue and sell to the Lender, at Closing, $40,000,000 aggregate principal amount of Initial Debentures, and the Company agrees to issue and sell to the Lender the Initial Warrants for an aggregate purchase price of $40,000,000 (the “Purchase Price”).

2.2	PAYMENT OF PURCHASE PRICE

At Closing, the Lender shall pay the Purchase Price, pursuant to a written letter of instruction from the Issuer to the Lender. The Company and the Lender agree as between the Company and the Lender, that the fair market value of the Initial Debenture Warrants in the aggregate is equal to USD$0.01 and that, pursuant to Treas. Reg. § 1.1273-2(h), USD$0.01 of the issue price of the investment unit will be allocable to the Initial Debenture Warrants and the balance of the Purchase Price shall be allocable to the Initial Debentures and Initial Exchange Warrants. The parties shall treat the Initial Debentures and the Initial Exchange Warrants as a single instrument (a non-contingent convertible debt instrument) for U.S. federal income tax purposes. The Company, the Issuer, and the Lender shall prepare and file all U.S. tax and information reports in a manner consistent with the foregoing allocation and treatment and shall not take any position on any U.S. tax return, before any U.S. taxing authority or in any proceeding relating to U.S. taxes that is inconsistent with such allocation and treatment unless required by a determination within the meaning of Section 1313(a) of the U.S. Tax Code. The Company and the Lender shall use commercially reasonable efforts to defend such allocation and treatment in any such tax proceeding.

2.3	ISSUANCE OF CERTIFICATES

At Closing, the Issuer and the Company, respectively, shall issue to the Lender the Initial Debentures and Initial Warrants, respectively, subscribed for pursuant to Section 2.1, and shall execute and deliver to the Lender certificates representing the Debenture Certificate(s) and the Warrant Certificate(s), respectively, registered in the name of the Lender or as they may otherwise direct in writing, against delivery of the subscription price therefor pursuant to Section 2.2.

2.4	TRANCHE 2 DEBENTURES AND TRANCHE 2 WARRANTS

(a)	In reliance upon the representations, warranties and covenants set out in this Agreement, the Tranche 2 Lenders hereby agree to subscribe for and purchase from the Issuer, and the Issuer agrees to issue and sell to the Tranche 2 Lenders, on the Second Amendment Effective Date, the Tranche 2 Debentures, and the Company agrees to issue and sell to the Tranche 2 Lenders the Tranche 2 Warrants, for an aggregate purchase price of USD$20,000,000 (the “Tranche 2 Purchase Price”).

(b)	On the Second Amendment Effective Date, the Tranche 2 Lenders shall pay the Tranche 2 Purchase Price, pursuant to a written letter of instruction from the Issuer to the Tranche 2 Lenders. The Company and the Tranche 2 Lenders agree as between the Company and the Tranche 2 Lenders, that the fair market value of the Tranche 2 Debenture Warrants in the aggregate is equal to USD$0.01 and that, pursuant to Treas. Reg. § 1.1273-2(h), USD$0.01 of the issue price of the investment unit will be allocable to the Tranche 2 Debenture Warrants and the balance of the Tranche 2 Purchase Price shall be allocable to the Tranche 2 Debentures and Tranche 2 Exchange Warrants. The parties shall treat the Tranche 2 Debentures and the Tranche 2 Exchange Warrants as a single instrument (a non-contingent convertible debt instrument) for U.S. federal income tax purposes. The Company, the Issuer, and the Tranche 2 Lenders shall prepare and file all U.S. tax and information reports in a manner consistent with the foregoing allocation and treatment and shall not take any position on any U.S. tax return, before any U.S. taxing authority or in any proceeding relating to U.S. taxes that is inconsistent with such allocation and treatment unless required by a determination within the meaning of Section 1313(a) of the U.S. Tax Code. The Company and the Tranche 2 Lenders shall use commercially reasonable efforts to defend such allocation and treatment in any such tax proceeding.

(c)	On the Second Amendment Effective Date, the Issuer and the Company, respectively, shall issue to the Tranche 2 Lenders the Tranche 2 Debentures and Tranche 2 Warrants, respectively, subscribed for pursuant to Section 2.4(a), and shall execute and deliver to each Tranche 2 Lender a Tranche 2 Debenture Certificate and a Tranche 2 Warrant Certificate, respectively, registered in the name of such Tranche 2 Lender or as they may otherwise direct in writing, against delivery of the subscription price therefor pursuant to Section 2.4(b).

2.5	TRANCHE 3 DEBENTURES AND TRANCHE 3 WARRANTS

(a)	The Company and Issuer hereby agree to allow Tranche 3 Lenders to purchase Tranche 3 Debentures and Tranche 3 Warrants as set forth in Sections 2.5(b), (c), (d) and (e) below no later than forty five (45) days after the Second Amendment Effective Date, or such later date as is possible under applicable Laws and assuming any required extensions or approvals are obtained from the CSE. The Company and Tranche 3 Lenders shall use commercially reasonable efforts to obtain any extensions or approvals required from the CSE in connection with extending such date. For the avoidance of doubt, whether the Tranche 3 Lenders choose to purchase the Tranche 3 Debentures and the Tranche 3 Warrants shall be entirely within the Tranche 3 Lenders’ discretion.

(b)	In reliance upon the representations, warranties and covenants set out in this Agreement, the Tranche 3 Lenders may subscribe for and purchase from the Issuer, and the Issuer agrees to issue and sell to the Tranche 3 Lenders, on the Tranche 3 Funding Date, the Tranche 3 Debentures, and the Company agrees to issue and sell to the Tranche 3 Lenders the Tranche 3 Warrants, for an aggregate purchase price of up to USD$36,150,000 (the amount actually funded in connection therewith is the “Tranche 3 Purchase Price”).

(c)	On the Tranche 3 Funding Date, the Tranche 3 Lenders shall pay the Tranche 3 Purchase Price, pursuant to a written letter of instruction from the Issuer to the Tranche 3 Lenders. The Company and the Tranche 3 Lenders agree as between the Company and the Tranche 3 Lenders, that the fair market value of the Tranche 3 Debenture Warrants in the aggregate is equal to USD$0.01 and that, pursuant to Treas. Reg. § 1.1273-2(h), USD$0.01 of the issue price of the investment unit will be allocable to the Tranche 3 Debenture Warrants and the balance of the Tranche 3 Purchase Price shall be allocable to the Tranche 3 Debentures and Tranche 3 Exchange Warrants. The parties shall treat the Tranche 3 Debentures and the Tranche 3 Exchange Warrants as a single instrument (a non-contingent convertible debt instrument) for U.S. federal income tax purposes. The Company, the Issuer, and the Tranche 3 Lenders shall prepare and file all U.S. tax and information reports in a manner consistent with the foregoing allocation and treatment and shall not take any position on any U.S. tax return, before any U.S. taxing authority or in any proceeding relating to U.S. taxes that is inconsistent with such allocation and treatment unless required by a determination within the meaning of Section 1313(a) of the U.S. Tax Code. The Company and the Tranche 3 Lenders shall use commercially reasonable efforts to defend such allocation and treatment in any such tax proceeding.

(d)	On the Tranche 3 Funding Date, the Issuer and the Company, respectively, shall issue to the Tranche 3 Lenders the Tranche 3 Debentures and Tranche 3 Warrants, respectively, subscribed for pursuant to Section 2.5(b), and shall execute and deliver to each Tranche 3 Lender a Tranche 3 Debenture Certificate and a Tranche 3 Warrant Certificate, respectively, registered in the name of such Tranche 3 Lender or as they may otherwise direct in writing, against delivery of the subscription price therefor pursuant to Section 2.5(c).

(e)	The Tranche 3 Lenders may require that each or any of the following conditions be satisfied as a condition to purchasing the Tranche 3 Debentures and Tranche 3 Warrants:

(i)	The Tranche 3 Lenders, as applicable, shall have received the Tranche 3 Debenture Certificates and Tranche 3 Warrant Certificates, duly executed by the Issuer and/or the Company, as applicable;

(ii)	As of the Tranche 3 Funding Date,

(x)	no Event of Default shall have occurred and be continuing;

(y)	the representations and warranties of the Company and the Issuer contained in ARTICLE 4 of the Purchase Agreement and in the other Transaction Agreements shall be true and correct as of the Tranche 3 Funding Date as if made on the Tranche 3 Funding Date (except to the extent expressly made as of a prior date (other than the Closing Date, which shall be read to be the Tranche 3 Funding Date), in which case such representations and warranties shall be true and correct as of such earlier date), with exceptions to the foregoing being disclosed to the Lender in the form of updated Schedules to the Purchase Agreement; and

(z)	the Company and the Issuer shall have performed and complied with all of the terms, covenants, agreements and conditions to be performed or complied with by it on or prior to the Tranche 3 Funding Date (other than any failure to perform or comply with such terms, covenants, agreements and conditions which the Lender has waived in writing), and, to the extent that any Schedules hereto are incomplete or inaccurate as of the Tranche 3 Funding Date, the Company and the Issuer shall deliver updated Schedules on the Tranche 3 Funding Date.

(iii)	The Collateral Agent and the Lenders shall have received payment for all fees, expenses and costs incurred and payable under the Purchase Agreement and the Fee Letter.

2.6	TRANCHE 4 DEBENTURES

(a)	In reliance upon the representations, warranties and covenants set out in this Agreement and subject to the conditions set forth in this Section 2.6, the Tranche 4 Lenders shall subscribe for and purchase from the Issuer, and the Issuer shall issue and sell to the Tranche 4 Lenders:

(i)	on the initial Tranche 4 Funding Date, the Tranche 4 Debentures for an aggregate purchase price of USD$14,000,000.00 (the “Initial Tranche 4 Purchase Price”), such Tranche 4 Debentures having an aggregate principal value of USD$14,736,842.11 (the Initial Tranche 4 Purchase price grossed up for 5.0% original issue discount (“OID”)); and

(ii)	on the date the Company commences the CCAA Proceeding (as defined in the Restructuring Support Agreement), additional Tranche 4 Debentures in accordance with the terms of the Restructuring Support Agreement for an aggregate purchase price of USD$1,000,000 (the “Subsequent Tranche 4 Purchase Price” and together with the Initial Tranche 4 Purchase Price, the “Tranche 4 Purchase Price”), such additional Tranche 4 Debentures having an aggregate principal face value of USD$1,052,631.58 (Subsequent Tranche 4 Purchase Price grossed up for 5.0% OID).

(b)	On the initial Tranche 4 Funding Date, the Tranche 4 Lenders shall pay the Initial Tranche 4 Purchase Price, pursuant to a written letter of instruction from the Issuer to the Tranche 4 Lenders. On the initial Tranche 4 Funding Date, the Issuer shall issue to the Tranche 4 Lenders the initial Tranche 4 Debentures subscribed for pursuant to Section 2.6(a)(i), and shall execute and deliver to each Tranche 4 Lender a Tranche 4 Debenture Certificate registered in the name of such Tranche 4 Lender or as they may otherwise direct in writing, against delivery of the subscription price therefor pursuant to Section 2.6(a)(i).

(c)	On the date the Company commences the CCAA Proceeding (as defined in the Restructuring Support Agreement) and in accordance with mechanics for issuance of additional Tranche 4 Debentures set out in the Restructuring Support Agreement, the Tranche 4 Lenders shall pay the Subsequent Tranche 4 Purchase Price, pursuant to a written letter of instruction from the Issuer to the Tranche 4 Lenders and the Issuer shall issue to the Tranche 4 Lenders the additional Tranche 4 Debentures subscribed for pursuant to Section 2.6(a)(ii), and shall execute and deliver to each Tranche 4 Lender an additional Tranche 4 Debenture Certificate on substantially the same terms as the initial Tranche 4 Debenture Certificate registered in the name of such Tranche 4 Lender or as they may otherwise direct in writing, against delivery of the subscription price therefor pursuant to Section 2.6(a)(ii).

(d)	If (x) requested in writing by the Issuer, (y) the Initial Consenting Debentureholders (as defined in the Restructuring Support Agreement) have provided their prior written consent to such incurrence of debt, and (z) consistent with the Interim Financing Budget, any Lender may, in its sole and absolute discretion, purchase Tranche 4 Debentures that are in addition to those contemplated in Section 2.6(a)(i) and 2.6(a)(ii) at such time as such Lender agrees and subject to the satisfaction by the Credit Parties of any additional conditions required by such Lender at such time.

(i)	Each purchase of such additional Tranche 4 Debentures shall be subject to the satisfaction of the conditions set forth in this Section 2.6 as to all other Tranche 4 Debentures. In addition, any purchase of a Tranche 4 Debenture by a Lender that is not a Gotham Lender must be approved by the Collateral Agent in advance.

(ii)	If such additional Tranche 4 Debentures are purchased, the purchase price therefor shall become part of the “Tranche 4 Purchase Price” as defined herein, and the Lender purchasing such Tranche 4 Debentures shall be a “Tranche 4 Lender” as defined herein.

(e)	The Tranche 4 Lenders may require that each or any of the following conditions be satisfied as a condition to purchasing the Tranche 4 Debentures:

(i)	The Tranche 4 Lenders shall have received the Tranche 4 Debenture Certificates duly executed by the Issuer;

(ii)	The Tranche 4 Lenders shall have received the Restructuring Support Agreement duly executed by each Credit Party;

(iii)	As of each Tranche 4 Funding Date,

(x)	the representations and warranties of the Company and the Issuer contained in Article 4 of this Agreement, in the Restructuring Support Agreement and, as to the initial Tranche 4 Funding Date, in the Security Agreements, and as to each other Tranche 4 Funding Date, all other Transaction Agreements, shall be true and correct as of each Tranche 4 Funding Date as if made on such Tranche 4 Funding Date (except to the extent expressly made as of a prior date (other than the Closing Date, which shall be read to be the Tranche 4 Funding Date), in which case such representations and warranties shall be true and correct as of such earlier date), with exceptions to the foregoing being disclosed to the Lender in the form of updated Schedules to this Agreement; and

(y)	the Company and the Issuer shall have performed and complied with all of the terms, covenants, agreements and conditions to be performed or complied with by it on or prior to such Tranche 4 Funding Date (other than any defaults that exist on or prior to the initial Tranche 4 Funding Date and that will continue to exist for so long as the Restructuring Support Agreement remains in effect, and other than any failure to perform or comply with such terms, covenants, agreements and conditions which the Lender has waived in writing), and, to the extent that any Schedules hereto are incomplete or inaccurate as of such Tranche 4 Funding Date, the Company and the Issuer shall deliver updated Schedules on such Tranche 4 Funding Date.

(iv)	The Credit Parties shall deposit the net proceeds of the Tranche 4 Purchase Price as set forth on the funds flow attached hereto as Schedule 2.6 into an existing deposit account of the Issuer acceptable to the Collateral Agent (the “Interim Financing Account”). Such net proceeds shall be disbursed from the Interim Financing Account subject to draw requests in accordance with the Interim Financing Budget and the Permitted Variance with respect to both amount and timing, which requests shall be made no less than two (2) Business Days prior to the disbursement of funds in the form of a customary draw request document. The Issuer may disburse funds from the Interim Financing Account solely in accordance with the Interim Financing Budget and the Permitted Variance following approval of each draw request by the Collateral Agent, such approval to be evidenced by a countersignature on each draw request by the Collateral Agent, or its designee, which may include its counsel.

(v)	The Collateral Agent and the Lenders shall have received payment for all fees, expenses and costs incurred and payable under the Purchase Agreement and the Restructuring Support Agreement. The Collateral Agent confirms that all such fees, expenses and costs have been included in the Interim Financing Budget.

ARTICLE 3
CLOSING ARRANGEMENTS AND CONDITIONS

3.1	LENDERS’ CONDITIONS

The obligation of the Lender to complete the acquisition of the Initial Debentures and Initial Warrants contemplated by Section 2.1 is subject to fulfilment at the Closing Time of the following conditions:

(a)	the Lender shall have been satisfied, in its sole discretion, acting reasonably, with the results of its due diligence review of the Company and its businesses, operations and financial conditions, prospects and market conditions at the Closing Time, including that there has been no material adverse change (actual, proposed or prospective, whether financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise), condition, changes in law or regulatory climate directly affecting the jurisdictions in which the Company’s subsidiaries, taken as a whole with the Company, are doing or intended to do business or capital of the Company since signing of this Agreement;

(b)	the Company and the Issuer shall have completed all necessary steps and all necessary proceedings shall have been taken to authorize, and all required consents shall have been obtained to permit, the transactions contemplated hereby;

(c)	the purchase of the Initial Debentures and Initial Warrants by the Lender shall be legally permitted by all Laws to which the Lender, the Issuer, and the Company are subject, and all authorizations, approvals or permits of, or filings with, any Governmental Body that are required by Law in connection with the lawful sale and issuance of the Initial Debentures by the Company and/or the Issuer shall have been duly obtained by the Company and/or the Issuer, as applicable, and shall be effective;

(d)	the representations and warranties of the Company and the Issuer contained in this Agreement shall be true and correct at the Closing Time and the Company and the Issuer shall have performed and complied with all of the terms, covenants, agreements and conditions to be performed or complied with by it at or prior to the Closing Time;

(e)	certificates representing the Initial Debentures and Warrant Certificates (both in form and substance satisfactory to the Lender, acting reasonably) subscribed for by the Lender as provided for in Section 2.1 shall be delivered to the Lender, or as the Lender may otherwise direct;

(f)	on the Closing Date, the Company and each Subsidiary shall have executed and delivered, or caused to be executed and delivered, to the Lender, a certificate signed by the appropriate officers of such Person certifying, inter alia, as to the (i) Articles and notice of articles of the Company, and all constating, organizational or governing documents of each Subsidiary, (ii) resolutions of the board of directors, managers, shareholders or members, as applicable, of the Company and each Subsidiary authorizing and approving such Person’s execution, delivery and performance of their obligations under the Transaction Agreements,, and (iii) incumbency and signatures of the signing officers of the Company and each Subsidiary;

(g)	the Company shall deliver a certificate of good standing of recent date for the Company and each of its subsidiaries from the relevant authority in each jurisdiction in which such Person is qualified to do business;

(h)	the Lender shall have received from counsel for the Company an opinion, dated the Closing Date, in form and substance satisfactory to the Lender, acting reasonably, including opinions in respect of corporate matters, enforceability, authorization, due execution, perfection and other matters reasonably requested by Lender, and from counsel to the Company’s Subsidiaries an opinion, dated the Closing Date, in form and substance satisfactory to the Lender, acting reasonably, including opinions in respect of corporate matters and ownership of the Subsidiaries enforceability, authorization, due execution, perfection and other matters reasonably requested by Lender;

(i)	the Security Documents, Board Observer Agreement, Fee Letter and Intercompany Note shall have been executed and delivered by the Credit Parties to the Lender, and all investment property required to be delivered into the physical possession of the Collateral Agent thereunder shall have been so delivered; and

(j)	such other documentation as the Lender may reasonably require, in form and substance satisfactory to the Lender, acting reasonably, shall have been prepared, executed and delivered.

The foregoing conditions are for the exclusive benefit of the Lender, provided that any of the said conditions may be waived in writing in whole or in part by any the Lender without prejudice to such Lender’s rights of rescission in the event of the non-fulfilment and/or non-performance of any other conditions, any such waiver to be binding on the Lender only if the same is in writing.

ARTICLE 4
REPRESENTATIONS, WARRANTIES AND COVENANTS OF COMPANY

The Company and the Issuer each represent and warrant as of the date hereof, and covenant to the Lender as follows, and acknowledge that the Lender is relying upon the representations, warranties and covenants contained in this Agreement and in any certificate or other document delivered pursuant hereto in connection with the purchase by the Lender of the Debentures and Warrants.

Notwithstanding anything contained herein, each of the representations and warranties given by the Company and the Issuer in this Article 4, are deemed to specifically exclude any U.S. federal laws, statutes, codes, ordinances, decrees, rules, regulations which apply to the production, trafficking, distribution, processing, extraction, and/or sale of marijuana (cannabis) and related substances, other than Code Section 280E.

4.1	CORPORATE POWER AND DUE AUTHORIZATION

Each Credit Party has the corporate or other organizational power and capacity to enter into, and to perform its obligations under, each of the Transaction Agreements to which it is a party. Each of the Transaction Agreements has been duly authorized, executed and delivered by each Credit Party thereto, and is a valid and binding obligation of such Credit Party enforceable against it in accordance with its terms, subject to Debtor Relief Laws, and the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court. Each action required to be performed by a Credit Party hereunder has been duly authorized by such Credit Party and, as applicable, its shareholders or members.

4.2	INCORPORATION, QUALIFICATION AND CAPACITY

Each Credit Party has been duly incorporated and organized and is validly existing as a corporation under the Laws of the jurisdiction in which it was incorporated, amalgamated, continued, formed or organized as the case may be, and except as disclosed on Schedule 4.2, no steps or proceedings have been taken by any person, voluntary or otherwise, requiring or authorizing the dissolution or winding up of the Credit Party. Each Credit Party is duly qualified to carry on its business in each jurisdiction in which the conduct of its business or the ownership, leasing or operation of its property and assets requires such qualification (except for such jurisdictions where the failure to be so qualified could not result in a Material Adverse Effect) and has all requisite corporate power and authority to conduct its business and to own, lease and operate its properties and assets.

4.3	CAPITAL OF THE COMPANY

(a)	The authorized and issued share capital of the Company conforms to the description thereof contained in filings on SEDAR or Schedule 4.3(a). All of the issued and outstanding shares of the Company have been duly and validly authorized and issued as fully paid and non-assessable, and none of the outstanding shares of the Company were issued in violation of the pre-emptive or similar rights of any security holder of the Company.

(b)	The terms and the number of options to purchase Shares granted by the Company currently outstanding conforms to the description thereof contained in filings on SEDAR or Schedule 4.3(b) and other than as contemplated by this Agreement, and options granted to directors, officers, employees and consultants of the Company to purchase Shares as described in filings on SEDAR or Schedule 4.3(b), no person, firm or corporation has any agreement or option, right or privilege (contractual or otherwise) capable of becoming an agreement (including convertible or exchangeable securities and warrants) for the purchase or acquisition from any Credit Party of any interest in any Shares or other securities of any Credit Party whether issued or unissued.

4.4	NO SHAREHOLDER AGREEMENTS

Except as described in filings on SEDAR or as set forth on Schedule 4.4, there are no voting trusts or agreements, shareholders’ agreements, buy sell agreements, rights of first refusal agreements, agreements relating to restrictions on transfer, pre-emptive rights agreements, tag-along agreements, drag-along agreements or proxies relating to any of the securities of any Credit Party, to which the Credit Party is a party.

4.5	SUBSIDIARIES

Except as disclosed on Schedule 4.5, the Company has no direct or indirect material subsidiaries other than the Subsidiaries, nor any investment in any person other than the Investments, which, for the year ended December 31, 2019 accounted for, or which, for the two fiscal quarters ended June 30, 2020 is expected to account for, more than five percent (5%) of the assets or revenues of the Company or would otherwise be material to the business and affairs of the Company. The Company owns, directly or indirectly, all of the issued and outstanding shares of the Subsidiaries, all of the issued and outstanding shares of the Subsidiaries are issued as fully paid and non-assessable shares, free and clear of all Liens, and no person, firm or corporation has any agreement, option, right or privilege (whether pre-emptive or contractual) capable of becoming an agreement, for the purchase from any of Credit Party of any interest in any of the shares in the capital of the Subsidiaries.

4.6	NO CONTRAVENTION

Neither the entering into nor the delivery of the Transaction Agreements nor the performance by the any Credit Party of any of its obligations under the Transaction Agreements will be in conflict with, contravene, breach or result in any default under, or result in the creation of any lien or encumbrance under, or relieve any person from its obligations under:

(a)	the Articles, notice of articles or other constating or organizational documents of any Credit Party;

(b)	any mortgage, lease, contract or other legally binding agreement, instrument, license or permit, to which any Credit Party is a party or by which it may be bound (with respect to the Tranche 4 Funding Date only, excluding all agreements under which a default would occur if the Restructuring Support Agreement was not in effect); or

(c)	any applicable Law, statute, regulation, rule, order, decree, judgement, injunction or other restriction of any Governmental Body to which any Credit Party or of its or their respective assets or Business may be subject.

None of the Credit Parties is (i) in violation of its Articles or any other constating or organizational documents of such Credit Parties or (ii) in default of the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, trust deed, joint venture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it or its property may be bound, except in the case of clause (ii) for any such violations or defaults that (x) could not result in a Material Adverse Effect or (y) with respect to the Tranche 4 Funding Date only, any default or event of default existing as of the date of this Agreement, all of which are deemed to have been forborne so long as the Restructuring Support Agreement is in effect.

4.7	ISSUANCE OF SHARES

The Shares to be issued as described in this Agreement (including, for greater certainty, the Shares, to be issued upon exercise of the Warrants or assignment of the Debentures in exchange for Shares) have been, or prior to the Closing Time will be, duly created and reserved for issuance and, when issued, delivered and paid for in full, will be validly issued and fully paid shares in the capital of the Company, and will not have been issued in violation of or subject to any pre-emptive rights or contractual rights to purchase securities issued by the Company.

4.8	BANKRUPTCY

Other than transactions contemplated by the Restructuring Support Agreement, none of the Credit Parties has proposed a compromise or arrangement to its creditors generally, taken any proceeding with respect to a compromise or arrangement, taken any proceeding to have itself declared bankrupt or wound up, taken any proceeding to have a receiver appointed over its assets, and other than actions taken by the Collateral Agent or Lenders prior to the Restructuring Support Agreement being in effect, none of the Credit Parties have had any petition for a receiving order in bankruptcy filed against it, had any encumbrancer take possession of any of its property, or had any execution or distress become enforceable or become levied upon any of its property.

4.9	COMPLIANCE WITH LAWS

(a)	Except as disclosed in filings on SEDAR or Schedule 4.9, the Company and each of its subsidiaries (i) each conducted and have each been conducting their business in compliance in all material respects with all applicable Laws of each jurisdiction in which its business is or is expected to be carried on or in which its services are provided and has not received a notice of non-compliance, nor knows of, nor has reasonable grounds to know of, any facts that could give rise to a notice of non-compliance with any such Laws, (ii) are not in breach or violation of any judgment, order or decree of any Governmental Authority having jurisdiction over the Company or any of its subsidiaries, as applicable, and (iii) hold all, and are not in breach of any, Permits that enable its business to be carried on as now conducted; except in each case where the failure to be in such compliance or to hold such Permits could not reasonably be expected to result in a Material Adverse Effect.

(b)	The Company is a reporting issuer in good standing in the Qualifying Provinces under the Canadian Securities Laws and is not in default of any requirement of such Canadian Securities Laws and is not included in a list of defaulting issuers maintained by the Securities Commissions. Solely with respect to the Tranche 4 Funding Date (so long as the Restructuring Support Agreement is in effect), this representation is excluded and not made by the Company.

(c)	The outstanding Common Shares are listed and posted for trading on the CSE, and all necessary notices and filings have been made with, and all necessary consents, approvals and authorizations have been obtained by the Company from, the CSE to ensure that the Common Shares to be issued as described in this Agreement, including, without limitation, the Warrant Shares and the Shares issued under the Unit Subscription Agreement, will be listed and posted for trading on the CSE upon their issuance. Solely with respect to the Tranche 4 Funding Date (so long as the Restructuring Support Agreement is in effect), this representation is excluded and not made by the Company.

(d)	No order, ruling or determination having the effect of suspending the sale or ceasing the trading in any securities of the Credit Party has been issued by any regulatory authority and is continuing in effect and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by any Governmental Body or other regulatory authority. Solely with respect to the Tranche 4 Funding Date (so long as the Restructuring Support Agreement is in effect), this representation is excluded and not made by the Company.

(e)	The Company is in compliance in all material respects with its continuous and timely disclosure obligations under applicable Canadian Securities Laws and the rules and regulations of the CSE and has filed all documents required to be filed by it with the Canadian Securities Commissions under applicable Canadian Securities Laws, and no document has been filed on a confidential basis with the Canadian Securities Commissions that remains confidential at the date hereof; provided that, solely with respect to the Tranche 4 Funding Date (so long as the Restructuring Support Agreement is in effect), the foregoing representation is excluded and not made by the Company. None of the documents filed in accordance with applicable Canadian Securities Laws contained, as at the date of filing thereof, a misrepresentation.

(f)	No Securities Commission, stock exchange or comparable authority has issued any order preventing the distribution of the Shares in any Qualifying Province nor instituted proceedings for that purpose, nor is any such proceeding pending, and, to the knowledge of the Company, no such proceedings are pending or contemplated. Solely with respect to the Tranche 4 Funding Date (so long as the Restructuring Support Agreement is in effect), this representation is excluded and not made by the Company.

(g)	Except where any non-compliance could not reasonably be expected to have a Material Adverse Effect, (i) the Company and each of its subsidiaries is in compliance with all Laws respecting employment and employment practices, terms and conditions of employment, pay equity and wages, including, without limitation, the U.S. Fair Labor Standards Act, and neither the Company nor any of its subsidiaries has engaged in any unfair labour practice, (ii) the Company and each of its subsidiaries has complied with all applicable Laws relating to work authorization and immigration and (iii) all payments due from the Company or any of its subsidiaries on account of employee wages and health and welfare and other benefits insurance have been paid or accrued as a liability on the books of the relevant Person. There are no strikes or other material labor disputes against the Company or any of its subsidiaries.

(h)	The operations of the Company and its subsidiaries have been conducted at all times in compliance with each of, and will not use the Proceeds, directly or indirectly, in violation of any of, the applicable federal and state laws relating to terrorism or money laundering (“Anti-Terrorism Laws”), including the financial recordkeeping and reporting requirements of The Bank Secrecy Act of 1970, as amended; Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (the “Executive Order”); the Foreign Corrupt Practices Act; the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) the Trading with the Enemy Act, as amended, the International Emergency Economic Powers Act, as amended, and each of the foreign assets control regulations of the U.S. Treasury Department (31 C.F.R. Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto and neither the Company nor any of its subsidiaries is, nor will the Proceeds be used for the purpose of financing any activities or businesses of or with any Person that, at the time of such financing, is (i) a person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order; (ii) a person owned or controlled by, or acting for or on behalf of, any person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order; (iii) a person with which the Purchasers are prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; (iv) a person that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order; or (v) a person that is named as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) at its official website or any replacement website or other replacement official publication of such list or any other person (including any foreign country and any national of such country) with whom the U.S. Treasury Department prohibits doing business in accordance with OFAC regulations. No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to Anti-Terrorism Laws is pending or, to the knowledge of the Company or any of its subsidiaries, threatened.

(i)	Neither the Company nor any of its subsidiaries, any employee or agent thereof, has made any unlawful contribution or other payment to any official of, or candidate for, any federal, state, provincial or foreign office, or failed to disclose fully any contribution, in violation of any law, or made any payment to any foreign, Canadian, governmental officer or official, or other Person charged with similar public or quasi-public duties, other than payments required or permitted by applicable laws.

(j)	Except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:

(i)	each Credit Party and its respective properties and operations are and, other than any matters which have been finally resolved without further liability or obligation, have been in compliance with all Environmental Laws, which includes obtaining, maintaining and complying with all applicable Environmental Permits required under such Environmental Laws to carry on the business of such Credit Party;

(ii)	none of the Credit Parties have received any written notice that alleges any of them is in violation of or potentially liable under any Environmental Laws, and none of the Credit Parties nor any of the real property owned, leased or operated, or licensed to a franchisee (subject to, in the case of such franchised real property not managed by the Credit Parties or their respective Affiliates, the knowledge of the Company) by any Credit Party is the subject of any claims, investigations, liens, demands, or judicial, administrative or arbitral proceedings pending or, to the knowledge of the Company, threatened, under or relating to any Environmental Law;

(iii)	there has been no Release of Hazardous Materials on, at, under or from any real property or facilities currently or formerly owned, leased or operated, or licensed to a franchisee (subject to, in the case of such franchised real property not operated by the Credit Parties or their respective Affiliates, the knowledge of the Company) by any Credit Party, or arising out of the conduct of the Credit Parties that could reasonably be expected to require investigation, remedial activity, corrective action or cleanup by, or on behalf of, any Credit Party or could reasonably be expected to result in any material Environmental Liability; and

(iv)	there are no facts, circumstances or conditions arising out of or relating to the Credit Parties or any of their respective operations or any facilities currently or, to the knowledge of the Company, formerly owned, leased or operated, or licensed to a franchisee (subject to, in the case of such franchised real property not operated by the Credit Parties or their respective Affiliates, the knowledge of the Company) by any of the Credit Parties, that could reasonably be expected to require investigation, remedial activity, corrective action or cleanup by, or on behalf of, any Credit Party or would reasonably be expected to result in any material Environmental Liability.

The Company has made available to the Lender all environmental reports, studies, assessments, audits, or similar documents containing information regarding any Environmental Liability that are in the possession or control of any Credit Party. Solely with respect to the Tranche 4 Funding Date (so long as the Restructuring Support Agreement is in effect), this representation is excluded and not made by the Company.

(k)	As of the date hereof, there are no past unresolved, pending or threatened claims, complaints, notices or requests for information with respect to any alleged violation of any law, statute, order, regulation, ordinance or decree and no conditions exist at, on or under any Leased Premises which, with the passage of time, or the giving of notice or both, would give rise to liability under any law, statute, order, regulation, ordinance or decree that, individually or in the aggregate, has or may reasonably be expected to have a Material Adverse Effect.

(l)	The Company has provided the Lender with copies of all requested material documents and correspondence relating to the Permits issued to the Company and its subsidiaries or any Person in which the Company or its subsidiaries holds an Investment pursuant to applicable United States state cannabis laws (collectively, the “Licenses”). The Company, the Subsidiaries and, to the knowledge of the Company, each Person in which the Company or its Subsidiaries holds an Investment, are each in compliance in all material respects with the terms and conditions of all such Licences and all other Permits required in connection with their respective businesses and the Company does not anticipate any variations or difficulties in such Licenses or any other required Permits being renewed.

(m)	Neither the Company nor any of its subsidiaries has received any notice or communication from any Person in which it holds an Investment or any applicable regulatory authority in the United States or any state or municipality thereof alleging a material defect, default, violation, breach or claim in respect of any License.

(n)	All product research and development activities, including quality assurance, quality control, testing, and research and analysis activities, conducted by the Company, any Subsidiary and, to the knowledge of the Company, any Person in which they hold an Investment, in connection with their business is being conducted in accordance with best industry practices and in compliance, in all material respects, with all industry, laboratory safety, management and training standards applicable to its current and proposed business, and all such processes, procedures and practices, required in connection with such activities are in place as necessary and are being complied with, in all material respects.

(o)	The Company, each Subsidiary and, to the knowledge of the Company, any Person in which they hold an Investment, has security measures and safeguards in place to protect personal information it collects from registered patients and customers and other parties from illegal or unauthorized access or use by its personnel or third parties or access or use by its personnel or third parties in a manner that violates the privacy rights of third parties. The Company, the Subsidiaries and, to the knowledge of the Company, any Person in which they hold an Investment, have complied, in all material respects, with all applicable privacy and consumer protection legislation and none has collected, received, stored, disclosed, transferred, used, misused or permitted unauthorized access to any information protected by privacy laws, whether collected directly or from third parties, in an unlawful manner.

(p)	No steps have been taken to terminate any Pension Plan or any Canadian Pension Plan. No contribution failure under Section 430 of the Code, Section 303 of ERISA or the terms of any Pension Plan has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 303(k) of ERISA or Section 430(k) of the U.S. Tax Code. The minimum funding standard under Section 412(a) of the U.S. Tax Code and Section 302(a) of ERISA has been met with respect to each Pension Plan and the equivalent funding requirements and other assessments under applicable Canadian federal and provincial Laws have been met and paid with respect to each Canadian Pension Plan, and no condition exists or event or transaction has occurred with respect to any Pension Plan or Canadian Pension Plan which could reasonably be expected to result in the incurrence by any Credit Party of any material liability, fine or penalty. All contributions (if any) have been made to any Multiemployer Pension Plan that are required to be made by any Credit Party or any other member of the Controlled Group under the terms of the plan or of any collective bargaining agreement or by applicable law; neither any Credit Party nor any member of the Controlled Group has withdrawn or partially withdrawn from any Multiemployer Pension Plan, incurred any withdrawal liability with respect to any such plan or received notice of any claim or demand for withdrawal liability or partial withdrawal liability from any such plan, and no condition has occurred which, if continued, could reasonably be expected to result in a withdrawal or partial withdrawal from any such plan, and neither any Credit Party nor any member of the Controlled Group has received any notice that that increased contributions may be required to any Multiemployer Pension Plan to avoid a reduction in plan benefits or the imposition of any excise tax, that any such plan is or has been funded at a rate less than that required under Sections 412 or 431 of the U.S. Tax Code, that any such plan is or may be terminated, or that any such plan is or may become insolvent.

4.10	LITIGATION AND OTHER PROCEEDINGS

(a)	Except as disclosed in filings on SEDAR or as set forth on Schedule 4.10(a), no legal or governmental proceedings or inquiries are pending to which the Company or any of its subsidiaries is a party or to which their property or assets are subject that could result in the revocation or modification of any certificate, authority, License or Permit necessary to conduct the business now owned or operated by any such Person which, if the subject of an unfavourable decision, ruling or finding could reasonably be expected to have a Material Adverse Effect and, to the knowledge of the Company, no such legal or governmental proceedings or inquiries have been threatened against or are contemplated with respect to any Credit Party or their property or assets.

(b)	Except as disclosed in filings on SEDAR or as set forth on Schedule 4.10(a), there are no actions, suits, judgments, investigations, inquires or proceedings of any kind whatsoever outstanding or pending (whether or not purportedly on behalf of any such Person), or, to the knowledge of the Company, pending or threatened against or affecting any Credit Party or any of their respective directors or officers, at law or in equity or before or by any Governmental Body of any kind whatsoever and, to the knowledge of the Company, there is no basis therefor and none of the Credit Parties is subject to any judgment, order, writ, injunction, decree, award, rule, policy or regulation of any Governmental Body which, either separately or in the aggregate, could reasonably be expected to have Material Adverse Effect or could adversely affect the ability of the Company or any Credit Party to perform its obligations under any Transaction Agreement.

(c)	There is no pending change, and the Company is not aware of any threatened change in the legislation governing the Company, any Subsidiary or any Person in which the Company or any Subsidiary has an Investment which could reasonably be expected to have a Material Adverse Effect.

(d)	Except as disclosed in filings on SEDAR, the Company is not aware of any licensing or legislation, regulation, by-law or other lawful requirement of any Governmental Body having lawful jurisdiction over the Company, any Subsidiary or any Person in which the Company or any Subsidiary has an Investment presently in force or, to its knowledge, proposed to be brought into force, or any pending or contemplated change to any Law, licensing or regulation, by-law or other lawful requirement of any Governmental Body having lawful jurisdiction over the Company, any Subsidiary or any Person in which the Company or any Subsidiary has an Investment presently in force, that the Company anticipates the Company, any Subsidiary or any Person in which the Company or any Subsidiary has an Investment, as applicable, will be unable to comply with or which could reasonably be expected to have a Material Adverse Effect.

4.11	MATERIAL PROPERTY AND ASSETS

(a)	Except as disclosed in filings on SEDAR, Schedule 4.11(a)(i) and Schedule 4.11(a)(ii), (i) each Credit Party is the absolute legal and beneficial owner, and has good and valid title to, all of the material property or assets thereof, including all owned and leased real property as described in filings on SEDAR or Schedule 4.11(a)(i), and no other material property or assets are necessary or useful for the conduct of the business of the Credit Party as currently conducted or as proposed to be conducted, (ii) there is no claim, and the Company has no knowledge of the basis of any claim that might or could materially and adversely affect the right of Credit Parties to use, transfer or otherwise exploit such property or assets, and (iii) other than in the ordinary course of business and as disclosed in filings on SEDAR, Schedule 4.11(a)(i) and Schedule 4.11(a)(ii), none of the Credit Parties has any responsibility or obligation to pay any commission, royalty, license fee or similar payment to any person with respect to the property and assets thereof.

(b)	Except as disclosed in filings on SEDAR or any Real Property identified in the Consent Agreement dated as of September 10, 2019 by and among the Company, Gotham Green Admin 1, L.P., Elizabeth Stavola 2016 NV Irrevocable Trust, MPX Bioceutical ULC, and CGX Life Sciences, Inc., none of the Credit Parties has approved or has entered into any agreement in respect of: (i) the purchase of any material assets or any interest therein or the sale, transfer or other disposition of any material assets or any interest therein currently owned, directly or indirectly, by any Credit Party whether by asset sale, transfer of shares or otherwise not identified in the Restructuring Support Agreement; (ii) any change in control (by sale, transfer or other disposition of shares or sale, transfer, lease or other disposition of all or substantially all of the property and assets of any Credit Party) of any Credit Party (with respect to the Tranche 4 Funding Date only, other than as contemplated under the Restructuring Support Agreement and plan of arrangement described therein (so long as the Restructuring Support Agreement is in effect)); or (iii) any proposed or planned disposition of any of the outstanding shares of any Subsidiary by the Company or of any material assets or any interest therein currently owned directly or indirectly by any Credit Party (with respect to the Tranche 4 Funding Date only, other than as contemplated under the Restructuring Support Agreement and plan of arrangement described therein (so long as the Restructuring Support Agreement is in effect)).

(c)	All of the material contracts and agreements of the Credit Parties (including, for greater certainty, any contracts and agreements relating to the Investments) have been disclosed in filings on SEDAR and Schedule 4.11(c). None of the Credit Parties has received any notification from any party that it intends to terminate any such material contract or agreement, and there is no default or event of default under any such material contract or agreement.

(d)	Each of the material agreements and other documents and instruments pursuant to which any Credit Party holds its Investments, property and assets and conducts its business is a valid and subsisting agreement, document and instrument in full force and effect, enforceable in accordance with the terms thereof, none of the Credit Parties or any other party thereto is in default of any of the material provisions of any such agreements, instruments or documents nor has any such default been alleged, and such Investments and assets are in good standing under the applicable statutes and regulations of the governing jurisdiction.

(e)	To the knowledge of the Company, the Company, each of the Subsidiaries and any Person in which the Company or any Subsidiary has an Investment owns or has the right to use all of the Intellectual Property owned or used by their respective businesses as currently conducted. None of the Credit Parties has received any notice nor is it aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances that could render any Intellectual Property invalid or inadequate to protect the interests of the Company, any Subsidiary or any Person in which the Company or any Subsidiary has an Investment, as applicable, therein and which infringement or conflict (if subject to an unfavourable decision, ruling or finding) or invalidity or inadequacy could have a Material Adverse Effect.

(f)	Each of the Credit Parties, as applicable, has taken all reasonable steps to protect its material Intellectual Property in those jurisdictions where, in the reasonable opinion of the Company, the Credit Parties carry on a sufficient business to justify such filings.

(g)	Each Credit Party owns or has the right to use under license, sub-license or otherwise all material Intellectual Property used by such Credit Party in each of its businesses and the Intellectual Property owned by the Credit Parties is free and clear of any and all Liens.

(h)	There are no material restrictions on the ability of the Credit Parties to use and exploit all rights in the Intellectual Property required in the ordinary course of the Credit Parties’ businesses. None of the rights of the Credit Parties in the Intellectual Property will be impaired or affected in any way by the transactions contemplated by this Agreement.

(i)	All registrations of Intellectual Property are in good standing and are recorded in the name of a Credit Party in the appropriate offices to preserve the rights thereto. All such registrations have been filed, prosecuted and obtained in accordance with all applicable legal requirements and are currently in effect and in compliance with all applicable legal requirements, except where such failure to obtain registration could not have a Material Adverse Effect. No registration of Intellectual Property has expired, become abandoned, been cancelled or expunged, or has lapsed for failure to be renewed or maintained, except where such expiration, abandonment cancellation, expungement or lapse could not have a Material Adverse Effect.

(j)	As of (i) the Closing Date, (ii) the date on which any real property is acquired or leased by a Credit Party and (iii) the date of the delivery of Mortgages (including pursuant to Section 4.20(r)), each of the Credit Parties has or will have good and marketable fee simple title to, or valid leasehold interests in, or other rights to use all its owned and leased real properties (including all Mortgaged Properties) (collectively, “Real Properties”), in each case, except for Permitted Liens. The Mortgaged Properties are free from defects that materially adversely affect, or could reasonably be expected to materially adversely affect, the Mortgaged Properties suitability, taken as a whole, for the purposes for which they are contemplated to be used under the Transaction Documents. Each parcel of Real Property and the use thereof (as contemplated under the Transaction Documents) complies with all applicable Laws (including building and zoning ordinances and codes) and with all insurance requirements except such failure which could not reasonably be expected to have a Material Adverse Effect. As of the Closing Date, none of the Credit Parties has received any written notice of, nor is there to the knowledge of the Company, any pending, threatened or contemplated condemnation proceeding affecting any portion of the Real Properties in any material respect or any sale or disposition thereof in lieu of condemnation. As of the Closing Date, none of the Credit Parties is obligated under any right of first refusal, option or other contractual right to sell, assign or otherwise dispose of any Real Properties or any interest therein. Each parcel of Real Property subject to a Mortgage (or which will be subject to a Mortgage pursuant to Section 4.20(ee)) is served by installed, operating and adequate water, electric, gas, telephone, sewer, sanitation sewer, storm drain facilities and other public utilities necessary for the uses contemplated under the Transaction Agreements to the extent required under applicable Law, except such failure to be served that could not reasonably be expected to result in a Material Adverse Effect.

(k)	With respect to each premises of each Credit Party which is material to such Credit Party and which such Credit Party occupies as tenant (the “Leased Premises”), such Credit Party occupies the Leased Premises and has the exclusive right to occupy and use the Leased Premises. As of the Closing Date and except as disclosed in Schedule 4.11(k), (i) each Credit Party has complied in all material respects with all obligations under all material leases to which it is a party, (ii) all material leases to which any Credit Party is a party are legal, valid, binding and in full force and effect and are enforceable in accordance with their terms, except where such failure could not reasonably be expected to have a Material Adverse Effect and (iii) none of the Credit Parties has defaulted, or with the passage of time could be in default, under any material leases to which it is a party, except for such defaults as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each Credit Party enjoys peaceful and undisturbed possession under the material leases to which it is a party, except for leases in respect of which the failure to enjoy peaceful and undisturbed possession could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. No claim is being asserted or, to the knowledge of the Company, threatened, with respect to any lease payment under any material lease other than any such Lien or claim that could not reasonably be expected to have a Material Adverse Effect. There is no claim or basis for any claim that might or could adversely affect the right of any Credit Party to use, transfer or otherwise exploit the Leased Premises pursuant in the ordinary course of their respective businesses.

4.12	CORPORATE RECORDS

The corporate or organizational records and minute books of each Credit Party contain complete and accurate (in all material respects) minutes of all meetings (except for the minutes of the most recent board meeting, to be approved at the next meeting of directors or managers, as applicable) and resolutions in lieu of a meeting, of directors and committees thereof and shareholders held since the date of formation of such Credit Party and all such meetings were duly called and held. The share and membership certificate books, registers of shareholders or members, registers of transfers and registers of directors or managers, as the case may be, of each Credit Party are complete and accurate in all material respects. There are no outstanding applications or filings which could alter in any way the corporate or other organizational status or existence of any Credit Party.

4.13	CONSENTS AND APPROVALS

At the Closing Time, all consents, approvals, Permits, authorizations or filings as may be required to be made or obtained by the Company under applicable securities laws and the rules and regulations of the CSE necessary for the execution and delivery of the Transaction Agreements and the creation, issuance and sale, as applicable, of the Debentures and the Warrants, and the consummation of the transactions contemplated by this Agreement, will have been made or obtained, as applicable (other than the filing of reports required under applicable Canadian Securities Laws and U.S. Securities Laws within the prescribed time periods imposed thereby or by the CSE). Solely with respect to the Tranche 4 Funding Date (so long as the Restructuring Support Agreement is in effect), this representation is excluded and not made by the Company.

4.14	NO FINDERS’ FEE

No broker, finder, agent or similar intermediary has acted on behalf of any Credit Party in connection with this Agreement or the transactions contemplated hereby, and there are no brokerage commissions, finders’ fees or similar fees payable by any Credit Party as a result of the consummation of the transactions contemplated by this Agreement, other than fees to be paid to Canaccord Genuity in connection with the transactions contemplated by the Restructuring Support Agreement.

4.15	MATERIAL FACTS DISCLOSED

None of the foregoing representations, warranties and statements of fact and no other statement furnished by or on behalf of any Credit Party to the Lender in connection with the Transaction Agreements contain any untrue statement of a material fact or omit to state any material fact necessary to make such statement or representation not misleading to a prospective lender or purchaser of securities of the Company seeking full information as to the Company and the properties, financial condition, prospects, businesses and affairs thereof. The Company has made available to the Lender all the information reasonably available to the Company that the Lender have requested. There is no fact which the Company has not disclosed to the Lender and of which the Company is aware which materially and adversely affects or is reasonably likely to materially and adversely affect the Business.

4.16	FINANCIAL, TAX AND DISCLOSURE MATTERS

(a)	All taxes (including income tax, capital tax, payroll taxes, employer health tax, workers’ compensation payments, property taxes, sales taxes, custom and land transfer taxes), duties, royalties, levies, imposts, assessments, reassessments, deductions, charges or withholdings and all liabilities with respect thereto including any penalty and interest payable with respect thereto (collectively, “Taxes”) due and payable by the Company or any of its subsidiaries have been paid or accrued, except where the failure to pay such Taxes would not constitute an adverse material fact in respect of the Company or such Credit Party or have a Material Adverse Effect. All tax returns, declarations, remittances and filings required to be filed by the Company and each of its subsidiaries, including Forms 8275 and 8300 as required by the U.S. Tax Code, have been timely filed with all appropriate Governmental Bodies and all such returns, declarations, remittances and filings are complete and accurate and no material fact or facts have been omitted therefrom which would make any of them misleading, except where the failure to file such documents would not constitute an adverse material fact in respect of the Company or any of its subsidiaries or have a Material Adverse Effect. No examination of any tax return of the Company or any of its subsidiaries is currently in progress and there are no issues or disputes outstanding with any Governmental Body respecting any Taxes that have been paid, or may be payable, by the Company or any of its subsidiaries, in any case except where such examinations, issues or disputes could not constitute an adverse material fact in respect of the Company or any of its subsidiaries or have a Material Adverse Effect. There are no Tax Liens or claims pending or, to the knowledge of the Company or the Issuer, threatened against the Company or any Subsidiary. There are no outstanding tax sharing agreement or other such arrangements between the Company or the Issuer or any other Person.

(b)	The financial statements of the Company as at and for the years ended December 31, 2016, December 31, 2017, and December 31, 2018 (together, the “Financial Statements”) have been prepared in accordance with IFRS and present fairly, in all material respects, the financial condition of the Company and its subsidiaries as at the dates thereof and the results of the operations and cash flows of the Company and its subsidiaries for the periods then-ended and contain and reflect adequate provisions or allowance for all reasonably anticipated liabilities, expenses and losses of the Company and its subsidiaries that are required to be disclosed in such financial statements and there has been no material change in accounting policies or practices of the Company or any Subsidiary since December 31, 2016, except as has been publicly disclosed in the Company’s publicly filed documents available under the Company’s issuer profile on SEDAR (the “Disclosure Documents”) and Schedule 4.16.

(c)	The Company’s auditors, who audited the Financial Statements (as applicable) and who provided their audit report thereon, are independent public accountants as required under applicable securities Laws and there has never been a reportable event (within the meaning of NI 51-102) between the Company and the Company’s auditors.

(d)	Other than as set out in the Disclosure Documents and Schedule 4.16, none of the directors, officers or employees of the Company or any of its subsidiaries or any person who owns, directly or indirectly, more than 10% of any class of securities of the Company or securities of any person exchangeable for more than 10% of any class of securities of the Company, or any associate or affiliate of any of the foregoing had or has any material interest, direct or indirect, in any transaction or any proposed transaction with the Company or any of its subsidiaries.

(e)	There are no licensing or legislation, regulation, by-law or other lawful requirement of any Governmental Body having lawful jurisdiction over the Company or any of its subsidiaries presently in force or, to its knowledge, proposed to be brought into force, or any pending or contemplated change to any licensing or legislation, regulation, by-law or other lawful requirement of any Governmental Body having lawful jurisdiction over the Company or any of its subsidiaries presently in force, that the Company anticipates the Company or any of its subsidiaries will be unable to comply with or which could reasonably be expected to materially adversely affect the business of the Company or any of its subsidiaries or the business environment or legal environment under which such entity operates.

(f)	There are no material liabilities of the Company or any of its subsidiaries whether direct, indirect, absolute, contingent or otherwise required to be disclosed in the Financial Statements that are not disclosed or reflected in the Financial Statements, except those disclosed in the Disclosure Documents and Schedule 4.16.

(g)	There are no off-balance sheet transactions, arrangements or obligations (including contingent obligations) of the Company or any of the Subsidiaries with unconsolidated entities or other persons.

(h)	The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that: (A) transactions are executed in accordance with management’s general or specific authorization, and (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain accountability for assets.

(i)	The Company (A) has designed disclosure controls and procedures to provide reasonable assurance that financial information relating to the Company and each subsidiary is accurate and reliable, is made known to the Chief Executive Officer and Chief Financial Officer of the Company by others within those entities, particularly during the period in which filings are being prepared, (B) has designed internal controls to provide reasonable assurance regarding the accuracy and reliability of financial reporting and the preparation of financial statements for external purposes in accordance with IFRS, and (C) has disclosed in the management’s discussion and analysis for its most recently completed financial year, for each material weakness relating to such design existing at the financial year-end (x) a description of the material weakness, (y) the impact of the material weakness on the Company’s financial reporting and internal controls over financial reporting, and (z) the Company’s further plans, if any, or any actions already undertaken, for remediating the material weakness.

4.17	SEPARATE ENTITIES; SUFFICIENT CAPITAL; SOLVENCY.

(a)	Each Credit Party and each of their respective subsidiaries which currently has any operations maintains a separate bank account. Each Credit Party that currently does not have operations and does not have a separate bank account hereby covenants and agrees that prior to beginning any operations, such Credit Party shall open a separate bank account for itself.

(b)	The Credit Parties do not comingle their assets, and each Credit Party maintains separate ownership of its assets and operate its business as a separate and distinct operation from any of their Affiliates. Solely with respect to the Tranche 4 Funding Date (so long as the Restructuring Support Agreement is in effect), this representation is excluded and not made by the Credit Parties.

(c)	Each Credit Party separately maintains sufficient capital and liquid resources to operate its business. Solely with respect to the Tranche 4 Funding Date (so long as the Restructuring Support Agreement is in effect), this representation is excluded and not made by the Credit Parties.

(d)	On the Closing Date, each Credit Party is Solvent. Solely with respect to the Tranche 4 Funding Date, this representation is excluded and not made by the Company.

4.18	MARGIN REGULATIONS; INVESTMENT COMPANY ACT

Neither the Company nor any other Credit Party is an “investment company” or a company “controlled” by an “investment company” or a “subsidiary” of an “investment company”, within the meaning of the U.S. Investment Company Act of 1940. Neither the Company nor any other Credit Party is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying “margin stock” as defined in Regulation T, U or X of the Board of Governors of the Federal Reserve System or any successor thereto (“Margin Stock”). No portion of the Obligations is secured directly or indirectly by Margin Stock.

4.19	SECURITY DOCUMENTS

(a)	Each Security Document will, upon execution and delivery thereof, be effective to create in favor of the Collateral Agent for the benefit of the Secured Parties, legal, valid and enforceable Liens on, and security interests in, the collateral described therein to the extent intended to be created thereby, and (1) when financing statements and other filings in appropriate form are filed in each applicable filing office for each applicable jurisdiction and (2) upon the taking of possession or control by the Collateral Agent of such collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the Collateral Agent to the extent possession or control by the Collateral Agent is required by the Security Agreement), the Liens created by the Security Documents (other than the Mortgages) shall constitute fully perfected first-priority Liens on, and security interests in (to the extent intended to be created thereby), all right, title and interest of the grantors in such collateral to the extent perfection can be obtained by filing financing statements or the taking of possession or control, in each case subject to no Liens other than Permitted Liens.

(b)	Upon recording thereof in the appropriate recording office, each Mortgage is effective to create, in favor of the Collateral Agent, for its benefit and the benefit of the Secured Parties, legal, valid and enforceable perfected Liens on, and security interest in, all of the Credit Parties’ right, title and interest in and to the properties mortgaged to the Collateral Agent thereunder (the “Mortgaged Properties”) and the proceeds thereof, subject only to Permitted Liens, and when the Mortgages are filed in the appropriate recording office, the Mortgages shall constitute fully perfected Liens on, and security interests in, all right, title and interest of the Credit Parties in the Mortgaged Properties and the proceeds thereof, in each case prior and superior in right to any other Person, other than Permitted Liens

4.20	COVENANTS OF THE COMPANY

Until the Obligations are paid in full, or such other period as indicated below (including, without limitation, as provided in Article 7(b):

(a)	Securities Filings. The Company will, within the required time, file with any applicable securities agency, any documents, reports and information, in the required form, required to be filed by applicable securities Laws in connection with the issuance of the Debentures and Warrants, together with any applicable filing fees and other materials. The Company will, within the required time, file with any applicable securities agency, any documents, reports and information, in the required form, required to be filed by applicable securities Laws in connection with the issuance of the Debentures and Warrants, together with any applicable filing fees and other materials.

(b)	Other Information. The Company will promptly deliver to Lender (such additional information regarding the business, legal, financial or corporate affairs of the Credit Parties or any of their respective subsidiaries, or compliance with the terms of the Transaction Agreements, as Lender may from time to time reasonably request. For the avoidance of doubt, unless the Lender informs the Company within fifteen (15) days after the end of a given calendar month that the following disclosures will not be required, the Company will deliver to the Lender, through the Board Observers, within thirty (30) days after the end of each calendar month, the same financial monthly information as the Company’s management provides to the board of directors, which information will include, to the extent available, a consolidated balance sheet of the Company and its subsidiaries as at the end of such month and the related consolidated statements of income or operations for such month and the portion of the fiscal year then ended, setting forth in comparative form, in each case, commencing with the month ended May 30, 2018, the figures for the corresponding month of the previous fiscal year and the corresponding portion of the previous fiscal year, and statements of members’ equity for the current month and consolidated statement of cash flows for the portion of the fiscal year then ended, setting forth in each case in comparative form, commencing with the month ended May 30, 2018, the figures for the corresponding portion of the previous fiscal year, all in reasonable detail.

(c)	Notices. Promptly after an officer of any Credit Party has obtained knowledge thereof, notify Lender: (i) of the occurrence of any Event of Default occurring after the date hereof; (ii) of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect; (iii) of the filing or commencement of any action, suit, litigation or proceeding, whether at law or in equity by or before any Governmental Body, (1) against the Company or any of its subsidiaries thereof that could reasonably be expected to result in a Material Adverse Effect or (2) with respect to any Transaction Agreement; and (iv) the institution of any steps by any Credit Party or any member of the Controlled Group or any other Person to terminate any Pension Plan or any Canadian Pension Plan, or the failure of any Credit Party or any member of the Controlled Group or any other Person to make a required contribution to any Pension Plan (if such failure is sufficient to give rise to a Lien under Section 303(k) of ERISA or Section 430(k) of the U.S. Tax Code) or to any Multiemployer Pension Plan or a failure to make a required contribution to or pay a due and owing assessment with respect to any Canadian Pension Plan under equivalent applicable Canadian federal or provincial Laws, or the taking of any action with respect to a Pension Plan which could reasonably be expected to result in the requirement that any Credit Party furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan or Multiemployer Pension Plan which could reasonably be expected to result in the incurrence by any Credit Party of any material liability, fine or penalty (including any claim or demand for withdrawal liability or partial withdrawal from any Multiemployer Pension Plan), or any material increase in the contingent liability of any Credit Party or any member of the Controlled Group with respect to any post-retirement welfare plan benefit, or any notice that increased contributions may be required to by a Credit Party or any member of the Controlled Group with respect to a Multiemployer Pension Plan avoid a reduction in plan benefits or the imposition of an excise tax, that any such plan is or has been funded at a rate less than that required under Sections 412 or 431 of the U.S. Tax Code, that any such plan is or may be terminated, or that any such plan is or may become insolvent. Each of the foregoing notices shall be accompanied by a written statement of an officer of the Company (x) that such notice is being delivered pursuant to 4.20(d)(i), (ii), (iii) or (iv) (as applicable) and (y) setting forth details of the occurrence referred to therein and stating what action the Company has taken and propose to take with respect thereto.

(d)	Reporting Issuer. The Company will continue to be a reporting issuer in good standing in each of Ontario, British Columbia, Alberta, Saskatchewan, Manitoba, New Brunswick, Nova Scotia, Prince Edward Island and Newfoundland, and the Company will cause its Common Shares (including the Warrant Shares issuable upon exercise of the Warrants) to continue to be listed for trading on the CSE or quoted on the OTC. Solely with respect to the Tranche 4 Funding Date (so long as the Restructuring Support Agreement is in effect), this covenant is excluded and not made by the Company.

(e)	Books and Records; Inspections. The Company will maintain and cause each subsidiary to maintain, complete and accurate books and records, permit, and cause each subsidiary to permit, the Lender to have access to such books and records permit, and cause each subsidiary to permit, the Lender to have access to such books and records, and permit, and cause each subsidiary to permit, the Lender to inspect the properties and operations of the Company and each subsidiary on reasonable advance notice and during normal business hours. The Company shall permit up to one such inspection per fiscal quarter, which consent shall not be unreasonably withheld, conditioned or delayed, unless an Event of Default shall have occurred and be continuing, in which event Lender may conduct additional inspections in its sole discretion, at the Company’s sole expense.

(f)	Field Examinations. If requested by Lender, the Company will submit to field examinations conducted by an examiner selected by Lender in form and substance reasonably satisfactory to the Lender at the Company’s sole expense not to exceed $75,000 for each field examination without the Company’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. The Company shall permit up to two such field examination per fiscal year and subject to the foregoing limitation on Company expense, unless an Event of Default shall have occurred and be continuing, in which event Lender may conduct additional field examinations in its sole discretion at the Company’s sole expense. Lender shall give the Company reasonable advance notice of each such examination, and each shall be conducted during normal business hours in a manner so as not to unreasonably disrupt the business and operations of the Company.

(g)	PFIC Status. For each tax year that the Company qualifies as a passive foreign investment company (a “PFIC”), if any, the Company will make available to all United States’ holders of Warrants and Debentures, upon their written request: (a) information, based on the Company’s reasonable analysis, as to its status as a PFIC and the status as a PFIC of any subsidiary in which the Company owns more than 50% of such subsidiary’s aggregate voting power, (b) a “PFIC Annual Information Statement” as described in U.S. Treasury Regulation Section 1.1295-1(g) (or any successor Treasury Regulation) and (c) all information and documentation that a United States shareholder is required to obtain for United States federal income tax purposes or that may be helpful or useful in making any relevant elections, including, without limitation, a qualifying electing fund election with respect to the Company and any more than 50% owned subsidiary PFIC, as determined by aggregate voting power.

(h)	Board Observers and Director Appointment. At the Closing Time, the Lender shall be irrevocably and unconditionally (subject to the express terms hereof) granted the right to appoint two nonvoting observers to the Company’s board of directors (together the “Observers” and individually an “Observer”). The appointments will become effective as of the Closing Time. The Observers shall be provided with notice of, and relevant materials to be considered at, all meetings of the board of directors of the Company (and all subcommittees thereof) and shall be entitled to attend and participate (other than voting) in all meetings of the Company’s board of directors (and all subcommittees thereof); provided, however, that the observer will be subject to the same obligations of confidentiality to which all of the Company’s board members are subject, and the Lender acknowledges and agrees that the Observers shall each recuse himself or herself from any portion of any meeting that pertains to the Lender or its affiliates (other than in respect of the Debentures). The Lender’s board observer right shall continue for as long as the Debentures and Warrants (or any portion of them) remain outstanding. The Observers may participate in the discussions of matters brought to the Company’s board of directors provided that such Observer shall have no voting rights. The Observers shall also be entitled to the same indemnification, insurance and other protections to which the other members of the Company’s board are entitled. Subject to the terms of the Board Observer Agreement, Lender may replace the Observers, or any one Observer, with a different Observer at any time in its sole discretion. In addition to the foregoing, the Company agrees that it will appoint a qualified person nominated by the Lender (the “Lender Nominee”) to its board of directors. Such appointment is subject to regulatory approval and the Lender Nominee filing and clearing a personal information form with the CSE.

(i)	Intentionally omitted.

(j)	Anti-Dilution Right. In the event that the Company proposes to issue any Shares or convertible securities other than stock options pursuant to the Company’s stock option plans (the “Affected Securities”), the Company shall offer for subscription to the Lender that number of Affected Securities that bears the same proportion to the total number of Affected Securities as the number of Shares held by the Lender (assuming the exercise by the Lender of any outstanding but unexercised Warrants or other dilutive securities of the Company held by the Lender) bears to the fully-diluted number of Shares outstanding (the “Proportionate Entitlement”) at the date of the offer, on terms (including price) no less favourable than the terms upon which the Company proposes to issue Affected Securities. Such offer shall be made in writing by the Company to the Lender and shall contain a description of the terms and conditions relating to the Affected Securities and shall state the price at which the Affected Securities are offered and the date on which the purchase of Affected Securities by is to be completed and shall state that if the Lender wishes to subscribe for Affected Securities, the Lender may do so by giving notice of the exercise of the participation right to the Company within five (5) Business Days after the receipt of the offer failing which the Lender shall be deemed to have waived its right to acquire the Affected Securities pursuant to the provisions of this Section. The offer shall also state that the Lender may subscribe for a number of Affected Securities less than its Proportionate Entitlement if it elects to do so.

(k)	Participation Right. The Company shall notify the Lender of each proposed offering of debt securities which is not subject to Section 4.20(j) (“Debt Offering”) by the Company or any of its Subsidiaries within a commercially reasonable time prior to the initial closing of such offering. The Lender shall have the right to participate in such Debt Offering, subject to negotiations in good faith by the Company and the Lender of the terms of such Debt Offering and of definitive documentation therefor.

(l)	Preservation of Existence; Maintenance of Properties. Except to the extent that failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each Credit Party shall (i) preserve, renew and maintain in full force and effect its legal existence under the laws of the jurisdiction of its organization; (ii) take all reasonable action to maintain all rights, privileges (including its good standing where applicable in the relevant jurisdiction), Permits, Licenses and franchises necessary or desirable in the normal conduct of its business; and (iii) maintain, preserve and protect all of its material tangible or intangible properties and equipment necessary in the operation of its business in good working order, repair and condition, ordinary wear and tear excepted and fire, casualty or condemnation excepted, and having regard to its current financial condition and COVID-19.

(m)	Maintenance of Insurance. Each Credit Party shall maintain with financially sound and reputable insurance companies, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar businesses as the Credit Parties) as are customarily carried under similar circumstances by such other Persons.

(i)	All such insurance shall (1) subject to the agreement of the relevant insurance provider, provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least ten (10) days (or, to the extent reasonably available, thirty (30) days) after receipt by the Collateral Agent of written notice thereof, (the Company shall deliver a copy of the policy (and to the extent any such policy is cancelled or renewed, a renewal or replacement policy) or other evidence thereof to the Collateral Agent, or insurance certificate with respect thereto) and (2) name the Collateral Agent as loss payee (in the case of property insurance) or additional insured on behalf of the Secured Parties (in the case of liability insurance) (it being understood that, absent an Event of Default, any proceeds of any such property insurance shall be delivered by the insurer(s) to the Company or one of its Subsidiaries), as applicable.

(ii)	If any portion of any Mortgaged Property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), then the Company shall, or shall cause each Credit Party to (1) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (2) deliver to Lender evidence of such compliance in form and substance reasonably acceptable to Lender. Following the Closing Date, the Company shall deliver to Lender annual renewals of such flood insurance.

(n)	Payment of Taxes and Other Obligations. Subject to the Interim Financing Budget (so long as the Restructuring Support Agreement is in effect), each Credit Party shall pay, discharge or otherwise satisfy as the same shall become due and payable in the normal conduct of its business, all its obligations and liabilities in respect of Taxes imposed upon it or upon its income or profits or in respect of its property and other governmental charges against it or any of its property, as well as claims of any kind which, if unpaid, could become a Lien on any of its property, except, in each case, (i) to the extent any such Tax is being contested in good faith and by appropriate proceedings for which appropriate reserves have been established in accordance with IFRS or (ii) if such failure to pay or discharge such obligations and liabilities could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(o)	Compliance with Laws. Each Credit Party shall comply with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except if the failure to comply therewith could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(p)	Compliance with Environmental Laws. Except, in each case, to the extent that the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each Credit Party shall comply, and take all commercially reasonable actions to cause all lessees and other Persons operating or occupying its properties to comply with all applicable Environmental Laws and Environmental Permits; obtain, maintain and renew all Environmental Permits necessary for its operations and properties; and, in each case to the extent the Credit Parties are required by Environmental Laws, conduct any investigation, remedial or other corrective action necessary to address Hazardous Materials at any property or facility in accordance with applicable Environmental Laws.

(q)	Employee Benefit Plans. The Company shall:

(i)	Maintain, and cause each other Credit Party and each member of the Controlled Group to maintain, each Pension Plan in substantial compliance with all applicable requirements of law and regulations.

(ii)	Make, and cause each other Credit Party and each member of the Controlled Group to make, on a timely basis, all required contributions to any Multiemployer Pension Plan.

(iii)	Not, and not permit any other Credit Party or any member of the Controlled Group to (A) seek a waiver of the minimum funding standards of ERISA, (B) terminate or withdraw from any Pension Plan or Multiemployer Pension Plan or (C) take any other action with respect to any Pension Plan that would reasonably be expected to entitle the PBGC to terminate, impose liability in respect of, or cause a trustee to be appointed to administer, any Pension Plan, unless the actions or events described in clauses (A), (B) and (C) individually or in the aggregate would not have a Material Adverse Effect.

(iv)	Not, and not permit any other Credit Party to terminate any Canadian Pension Plan, unless such termination would not have a Material Adverse Effect.

(r)	Additional Collateral; Additional Guarantors. At the Company’s expense, take all action either necessary or as reasonably requested by the Collateral Agent to ensure that the Obligations continue to be secured by substantially all of the assets of the Credit Parties (other than Excluded Property, as defined in the Security Agreements), including:

(i)	Upon (x) the formation or acquisition of any new direct or indirect wholly owned subsidiary by a Credit Party or (y) the date on which a subsidiary previously classified as an Immaterial Subsidiary becomes a Material Subsidiary, within sixty (60) days after such formation, acquisition or reclassification, or such longer period as Lender may agree in writing in its discretion, notify Lender thereof and:

A.	cause each such subsidiary to duly execute and deliver to the Collateral Agent joinders to this Guaranty and Security Agreement as Guarantors and Grantors, Mortgages, Intellectual Property Security Agreements, a counterpart of the Intercompany Note, if applicable, and other security agreements and documents, as reasonably requested by and in form and substance reasonably satisfactory to Lender (consistent with the Security Agreements), in each case granting Liens on all assets of such subsidiary other than Excluded Property (as defined in the Security Agreements);

B.	cause each such subsidiary (and the parent of each such subsidiary that is a Guarantor) to deliver any and all certificates representing equity interests (to the extent certificated) and intercompany notes (to the extent certificated), accompanied by undated stock powers or other appropriate instruments of transfer executed in blank;

C.	take and cause such subsidiary and each direct or indirect parent of such subsidiary to take whatever action (including the recording of Mortgages, the filing of Uniform Commercial Code financing statements and intellectual property security agreements, and delivery of stock and membership interest certificates) as may be necessary in the reasonable opinion of the Collateral Agent to vest in the Collateral Agent (or in any representative of the Collateral Agent designated by it) valid and perfected Liens on all assets of such subsidiary other than Excluded Property (as defined in the Security Agreements);

(ii)	If reasonably requested by Lender, within sixty (60) days after such request (or such longer period as Lender may agree in writing in its reasonable discretion), deliver to the Lender a signed copy of an opinion, addressed to the Lender and the Collateral Agent, of counsel for the Credit Parties reasonably acceptable to the Lender as to such matters set forth in this Section 4.20(r) as Lender may reasonably request;

(iii)	Not later than thirty (30) days after any new deposit account or securities account is opened by any Credit Party (excluding any accounts used solely to fund payroll or employee benefits), use commercially reasonable efforts to deliver to the Collateral Agent a Control Agreement with respect to each such account. Provided that, if such Credit Party’s commercially reasonable efforts are unable to result in the delivery to the Collateral Agent of a Control Agreement with respect to such applicable account, the Credit Party’s obligations with respect to this covenant will be deemed to have been satisfied by providing written notice to the Collateral Agent of same.

(iv)	As promptly as practicable after the request therefor by the Collateral Agent, deliver to the Collateral Agent with respect to each Real Property, any existing title reports, abstracts, surveys, appraisals or environmental assessment reports, to the extent available and in the possession or control of the Credit Parties or their respective subsidiaries;

(v)	(1) Not later than ninety (90) days after the acquisition by any Credit Party of any Real Property (or such longer period as Lender may agree in writing in its reasonable discretion), which property would not be automatically subject to another Lien pursuant to pre-existing Security Documents, cause such property to be subject to a Lien and Mortgage in favor of the Collateral Agent for the benefit of the Secured Parties and take, or cause the relevant Credit Party to take, such actions as shall be necessary or reasonably requested by the Collateral Agent to grant and perfect or record such Lien; and (2) as promptly as practicable after the request therefor by Lender, deliver to the Collateral Agent with respect to each such acquired Real Property, any existing title reports, abstracts, surveys, appraisals or environmental assessment reports, to the extent available and in the possession or control of the Credit Parties or their respective subsidiaries; and

(vi)	Following the entering into of any lease agreement for any Leased Premises, upon the reasonable written request of the Collateral Agent thereafter (or such later date as agreed by the Collateral Agent in its sole discretion), the Credit Parties shall use commercially reasonable efforts deliver to the Collateral Agent an acknowledgement or waiver from each landlord party to such lease agreement regarding the Collateral, in each case in form and substance reasonably satisfactory to the Collateral Agent, with respect to each Leased Premises where Collateral is located and has a book value in excess of $100,000 with respect to any one Leased Premises, or $150,000 in the aggregate for all Leased Premises.

(s)	Further Assurances. Promptly upon reasonable request by Lender, each Credit Party shall (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Security Document or other document or instrument relating to any collateral securing the Obligations, and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as Lender may reasonably request from time to time in order to carry out more effectively the purposes of the Security Documents. If the Collateral Agent reasonably determines that it is required by applicable Law to have appraisals prepared in respect of the Real Property of any Credit Party subject to a Mortgage, the Company shall provide to the Collateral Agent appraisals that satisfy the applicable requirements of FIRREA.

(t)	Dividends. The Company will not declare or pay any dividend or other distribution either in cash or in kind, except in connection with the ordinary cash management procedures between the Company and its direct and indirect subsidiaries and affiliates or any intercompany dividends or distributions made that are consistent with past practice, provided that no such dividends or distributions shall be made to an entity that is not subject to the Liens in favour of the Collateral Agent.

(u)	Redemptions; Prepayments. The Company will not, and will not permit any of its subsidiaries to make an issuer bid or otherwise redeem any outstanding securities of the Company or any of its subsidiaries, or prepay, redeem, purchase or otherwise satisfy prior to the scheduled maturity in any manner (it being understood that payments of regularly scheduled principal and interest shall be permitted), any Indebtedness that is subordinated to the Obligations.

(v)	Liens. Other than and as permitted by the Transaction Documents or disclosed to the Lenders in the schedules hereto or in the Interim Financing Budget, none of the Credit Parties will create or permit to exist any Lien with respect to any assets now owned or hereafter acquired by any Credit Party, except the following Liens (herein collectively called the “Permitted Liens”): (a) Liens granted in connection with the acquisition of property after the date hereof and attaching only to the property being acquired, if the indebtedness secured thereby neither exceeds such property’s fair market value at the time of acquisition thereof nor $250,000 in the aggregate for Company and its subsidiaries collectively at any one time outstanding, (b) Liens for taxes not yet due and owing, current taxes and duties not delinquent or for taxes being contested in good faith by appropriate proceedings, for which adequate reserves have been established in accordance with IFRS, (c) Liens imposed by law, such as mechanics’, workers’, materialmen’s, carriers’ or other like liens (excluding Liens arising under ERISA) (i) which arise in the ordinary course of business for sums not due or sums which the Company is contesting in good faith by appropriate proceedings, for which adequate reserves have been established in accordance with IFRS, (ii) which are set forth in the Interim Financing Budget or Schedule 4.20(v) as of the initial Tranche 4 Funding Date, or (iii) other such Liens if the sums secured by such Liens are not in the aggregate in excess of USD$2,200,000, provided that the Liens permitted under this clause (c)(iii) of Section 4.20(v) shall only be permitted while the Restructuring Support Agreement remains in effect and the Credit Parties are in compliance with the Interim Financing Budget, (d) Liens incurred in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other statutory obligations, (e) easements, rights of way, restrictions and other similar charges or encumbrances with respect to real property not interfering in any material respect with the ordinary conduct of the Business, (f) present or future zoning laws and ordinances or other laws and ordinances restricting the occupancy, use or enjoyment of real property, (g) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases statutory obligations, surety and appeal bonds, and other obligations of like nature arising in the ordinary course of business, (h) bankers Liens, rights of setoff and other similar Liens existing solely with respect to cash and cash equivalents on deposit in one or more accounts maintained by any Credit Party, in each case granted in the ordinary course of business in favour of the bank or banks with which such accounts are maintained, securing amounts owing to such bank with respect to cash management and other account arrangements; (i) Liens described in Schedule 4.20(v), (j) Liens in favour of lessors securing operating leases; (k) Liens securing the Sage Software Capital Lease and (l) Liens securing the MPX Obligations.

(w)	Indebtedness. Except for the Debentures issued pursuant to this Agreement, the Company shall not incur, create, assume, become or be responsible in any manner, whether as debtor, obligor, guarantor, surety or otherwise, with respect to, or permit any of its subsidiaries to incur, create, assume, become or be liable in any manner, whether as debtor, obligor, surety or otherwise, with respect to, any Indebtedness at any one time outstanding, except (i) the Obligations, (ii) debt existing prior to the Closing Date as set forth on Schedule 4.20(x), (iii) liabilities for trade payables and expenses incurred in the ordinary course of business, (iv) the MPX Obligations and (v) the obligations pursuant to the Sage Software Capital Lease.

(x)	Investments. Except as disclosed in Schedule 4.20(x), the Company shall not make or permit to exist any loans or advances to, or investments in, any other Person, except for (a) loans or advances to employees that do not, in the aggregate, exceeds $100,000 outstanding at any time, (b) investments in obligations of the United States of America and agencies thereof and obligations guaranteed by the United States of America maturing within one year from the date of acquisition, (c) certificates of deposit, time deposits or repurchase agreements issued by commercial banks organized under the laws of the United States of America (or any state thereof) and having a combined capital surplus, and undivided profits of not less than $250,000,000, by any other domestic depository institution if such certificates of deposit are fully insured by the Federal Deposit Insurance Corporation, or by any Canadian chartered bank whose deposits are insured by the Canada Deposit Insurance Corporation, (d) commercial paper, maturing not more than nine months from the date of issue, provided that, at the time of purchase, such commercial paper is rated not lower than “P-1” or the then-equivalent rating by Moody’s Lender’s Service or “A-1” or the then-equivalent rating by Standard & Poor’s Corporation or, if both such rating services are discontinued, by such other nationally recognized rating service or services, as the case may be, as Company shall select with Lender’s consent, (e) bonds the interest on which is excludable from federal gross income under Section 103(a) of the U.S. Tax Code having a long-term rating of not less than “A” by Moody’s or S&P or a short term rating of not less than “M1G-1” or “P-1” by Moody’s or “A-1” by S&P, (f) investments in regulated money market funds invested in U.S. securities in amounts in the aggregate not exceeding $500,000 or (g) investments, loans or other advances described in reasonable detail in Schedule 4.20(x) in existence on the Closing Date.

(y)	Transactions with Affiliates. Except for the transactions described in Schedule 4.20(y), none of the Credit Parties shall enter into any transaction with any Affiliate that is not a subsidiary of the Company, including, without limitation, the purchase, sale or exchange of property or the rendering of any service to any Affiliate that is not the Company or one of its subsidiaries, except in the ordinary course of business consistent with past practices of the Business and on terms substantially as favorable to such Credit Party as would be obtainable by such Credit Party at the time in a comparable arm’s-length transaction with a Person other than an Affiliate.

(z)	Change of Control. Except as otherwise contemplated in the Restructuring Support Agreement, the Company shall not, and shall not permit any Subsidiary to, be a party to any Change of Control Transaction including without limitation any merger, consolidation or exchange of stock, or purchase or otherwise acquire all or substantially all of the assets or Equity Interests in any Subsidiary, any other Person, or sell, transfer, convey or lease all or any substantial part of its assets, or sell or assign, with or without recourse, any receivables, or permit a Change in Control Transaction or any filing of any creditor protection action relating to the Company or of its subsidiaries, including any action or filing under Debtor Relief Laws.

(aa)	Solvency; No Comingling.

(i)	Each Credit Party shall be Solvent at all times. Solely with respect to the Tranche 4 Funding Date, this covenant is excluded and not made by the Credit Parties.

(ii)	Each Credit Party and each of their respective subsidiaries shall maintains a separate bank account. None of the Credit Parties shall comingle its assets with the assets of any other Person, and each Credit Party shall maintains separate ownership of its assets and operate its business as a separate and distinct operation from any of its Affiliates and any other Person. Solely with respect to the Tranche 4 Funding Date (so long as the Restructuring Support Agreement is in effect), the foregoing covenants in this clause (ii) are excluded and not made by the Credit Parties.

(iii)	Each Credit Party shall separately maintain sufficient capital and liquid resources to operate its business. Solely with respect to the Tranche 4 Funding Date, this covenant is excluded and not made by the Company; provided, however, that with respect to the Tranche 4 Funding Date, each Credit Party shall maintain no less than the capital and liquid resources as described in the Interim Financing Budget.

(bb)	Use of Proceeds. The Proceeds received on the Closing Date shall not be used for any purpose other than (i) to pay off existing indebtedness of the Credit Parties, (ii) to pay fees, costs and expenses due and payable under the Transaction Agreements, (iii) to pay other costs and expenses incurred in connection with the Company’s issuance of the Debenture and Warrant and disclosed to Lender, and (iv) for working capital and general corporate purposes. The proceeds of the Tranche 4 Purchase Price shall be used solely as follows and for no other purpose, and in each case in compliance with the Interim Financing Budget: (x) to fund the Credit Parties’ funding requirements during the term of the Restructuring Support Agreement, including funding working capital and other general corporate purposes of the Credit Parties, and (y) pay the professional fees and expenses of the Credit Parties, the Lenders, the Collateral Agent and the Creditor Advisors (as defined in the Restructuring Support Agreement).

(cc)	Change in Nature of Business. The Company shall not, nor shall the Company permit any of the Subsidiaries to, directly or indirectly, engage in any material line of business substantially different from those lines of business conducted by the Credit Parties on the Closing Date or any business reasonably related, complementary, synergistic or ancillary thereto or reasonable extensions thereof.

(dd)	Changes to Certain Documents. The Company shall not, nor shall it permit any of the Subsidiaries to amend, modify or change any terms of any agreement, instrument or other document (i) described in Schedule 4.20(y) or (ii) evidencing, entered into in connection with or relating to the Permitted Secured Debt or Permitted Subordinated Debt, in each case in a manner that could be, taken as a whole, materially adverse to the interests of Lender, without its consent.

(ee)	Liquidity. The Credit Parties hereby covenant and agree that, unless the Collateral Agent provides its prior written consent, the Credit Parties collectively will have, at all times while any Debenture is outstanding, not less than $1,000,000 in unencumbered cash in the accounts of the Credit Parties collectively or the Issuer and such funds shall constitute an “asset” of the Company for purposes of IFRS, provided, however, that such unencumbered cash may fall below $1,000,000 so long as such amount is consistent with the Interim Financing Budget and the Restructuring Support Agreement is then in effect.

(ff)	Post-Closing Covenants. Except as otherwise agreed by the Collateral Agent in its sole discretion, the Company shall, and shall cause each of the other Credit Parties to take each of the actions set forth on Schedule 4.20(ff) within the time periods set forth therein (or such longer time periods as determined by Collateral Agent in its sole discretion).

(gg)	Limitation on Activities of the Company. The Company will not engage at any time in any business or business activity other than (i) ownership of the Equity Interests in the Borrower and the Subsidiaries, together with activities related thereto, (ii) performance of its obligations under and in connection with the Transaction Agreements and the other agreements contemplated by the Transactions and the incurrence and performance of Obligations permitted to be incurred by it under Section 4.20(w), (iii) issuance of Equity Interests and activities in connection therewith and related thereto, (iv) capital markets activities, (v) activities expressly permitted or required hereunder and (vi) as otherwise required by law.

(hh)	U.S. Securities. The Company shall provide written notice to Lenders at least thirty (30) days prior to the registration of any securities with the U.S. Securities and Exchange Commission and any other securities commission other than the CSE.

(ii)	Interim Budget; Restructuring Support Agreement. Without limiting Section 4.20(bb), the Credit Parties shall comply with the Interim Financing Budget (subject to the Permitted Variance) and the Restructuring Support Agreement.

ARTICLE 5
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE LENDER

The Lender represents and warrants as of the date hereof, and covenants to the Company, and acknowledges that the Company is relying upon the following representations, warranties and covenants in connection with the transactions contemplated hereby:

5.1	ENTITY POWER

The Lender has the power and capacity to enter into, and to perform its obligations under each of the Transaction Agreements.

5.2	AUTHORIZATION

Each of the Transaction Agreements to be executed and delivered by the Lender has been duly authorized, executed and delivered by the Lender and constitutes a valid and binding obligation of the Lender enforceable against it in accordance with its terms subject, however, to the customary limitations with respect to Debtor Relief Laws and with respect to the availability of equitable remedies.

5.3	NO CONTRAVENTION

Neither the entering into nor the delivery of the Transaction Agreements to be executed and delivered by the Lender nor the performance by the Lender of any of its obligations under the Transaction Agreements will contravene, breach or result in any default under, or result in the creation of any lien or encumbrance under, or relieve any Person from its obligations under,

(a)	the organizational documents of the Lender;

(b)	any mortgage, lease, contract, other legally binding agreement, instrument, licence or permit, to which such Lender is a party or by which it may be bound, or

(c)	any applicable Law, statute, regulation, rule, order, decree, judgment, injunction or other restriction of any Governmental Body to which the Lender is subject.

5.4	SECURITIES MATTERS

(a)	The Lender is purchasing the Debentures and Warrants as principal for its own account, not for the benefit of any other Person, for investment only and not with a view to the resale or distribution of any part thereof.

(b)	The Lender is an “accredited investor” as defined in NI 45-106, and has so indicated by checking the box opposite the appropriate category on Schedule “A” attached hereto which so describes it and acknowledges that by signing this Agreement it is certifying that the statements made by checking the appropriate accredited investor category are true.

(c)	The Lender is a U.S. Accredited Investor and is acquiring the Debentures and Warrants for its own account, and for investment and not with a view to any resale, distribution or other disposition of the Debentures, Warrants, or Shares in violation of United States federal or state securities Laws and the Lender has so indicated by checking the appropriate category on Schedule “B” attached hereto which so describes it and acknowledges that by signing this Agreement it is certifying that the statements made by checking the appropriate U.S. Accredited Investor category are true. Notwithstanding the foregoing, if the Lender is not a U.S. Person, is not acting for the account of a U.S. Person or a person in the United States, and was not in the United States at the time the Lender received any offer of Debentures or Warrants or at the time it executed this Agreement, the foregoing sentence shall not apply and instead, such Lender hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with the transactions contemplated by this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Debentures and Warrants, (ii) any foreign exchange restrictions applicable to such purchase, and (iii) any governmental or other consents that may need to be obtained, and that its purchase of the Debentures and Warrants will not violate any applicable securities or other laws of the Lender’s jurisdiction.

(d)	In the case of a subscription for the Debentures as trustee or agent, the Lender is the duly authorized trustee or agent of the disclosed beneficial purchaser with due and proper power and authority to execute and deliver, on behalf of each such beneficial purchaser, the Transaction Agreements, to agree to the terms and conditions herein and therein set out and to make the representations, warranties, acknowledgements and covenants herein and therein contained, all as if each such beneficial purchaser were the purchaser and the Lender’s actions as trustee or agent are in compliance with applicable Law and the Lender and each beneficial purchaser acknowledges that the Company is required by Law to disclose to certain regulatory authorities the identity of each beneficial purchaser of Debentures for whom it may be acting.

(e)	The Lender acknowledges that none of the Debentures, the Warrants, and the Warrant Shares issuable upon exercise of the Warrants, have been or will be registered under the U.S. Securities Act or any applicable state securities laws and the contemplated sale to, or for the account or benefit of, persons in the United States and U.S. Persons is being made in reliance on a private placement exemption to U.S. Accredited Investors provided under Rule 506(b) of Regulation D and similar exemptions under applicable state securities laws. Accordingly, the Debenture and Warrants, and the Warrant Shares issuable upon exercise of the Warrants, will be “restricted securities” within the meaning of Rule 144 under the U.S. Securities Act, and therefore may not be offered or sold by it, directly or indirectly, in the United States without registration under United States securities laws, except in limited circumstances, and the Lender understands that the Debentures, Warrants and Warrant Shares will each contain a legend in respect of such restrictions.

(f)	The Lender acknowledges that if it (or any beneficial purchaser on whose behalf it is acting) decides to offer, sell, pledge or otherwise transfer any of the Debentures, Warrants or Warrant Shares, such securities may be offered, sold, pledged, or otherwise transferred only (i) to the Company, (ii) outside the United States in compliance with Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations, or (iii) pursuant to an exemption from registration under the U.S. Securities Act provided by (A) Rule 144 thereunder, if available, or (B) Rule 144A thereunder, if available, and, in each case, in compliance with any applicable state securities laws, or (iv) pursuant to another exemption from registration under the U.S. Securities Act and applicable state securities laws, provided that, in the case of (iii)(A) and (iv) above, an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company is provided to the effect that such transfer does not require registration under the U.S. Securities Act or any applicable state securities laws, and covenants that it (and any beneficial purchaser for whom it is acting) will not offer or sell the Debenture, the Warrants, Exchange Warrants or any Warrant Shares, to, or for the account or benefit of, any person in the United States or a U.S. Person except as set out above.

(g)	The Lender acknowledges that the Company has determined that it ceased to qualify as a Foreign Private Issuer as of June 28, 2019 (being the last business day of the second fiscal quarter of the fiscal year ended December 31, 2019), and ceased to be eligible to rely on the rules and forms available to Foreign Private Issuers on December 31, 2019. As such, until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, the certificates representing the Debentures and Warrants, and the Warrant Shares, and all certificates issued in exchange or in substitution thereof, shall bear the following legend (in addition to the legends provided in Article 9):

“THE SECURITIES REPRESENTED HEREBY [FOR WARRANTS ADD: AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. [FOR DEBENTURES, WARRANTS OR WARRANT SHARES ISSUED IN AN OFFSHORE TRANSACTION IN RELIANCE ON REGULATION S, ADD: FURTHERMORE, THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT.]

[FOR WARRANT SHARES ADD: THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.]”

provided, that if the Warrant Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S, and the Warrant Shares were acquired when the Company qualified as a Foreign Private Issuer, the legend set forth above may be removed by providing a declaration to the registrar and transfer agent of the Company, as set forth in Schedule “C” attached hereto (or in such other form as the Company may prescribe from time to time); and provided, further, that, if the Warrant Shares are being sold otherwise than in accordance with Rule 904 of Regulation S and other than to the Company, the legend may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

(h)	The Lender acknowledges that:

(i)	the Company may not have re-qualified as a Foreign Private Issuer at the time of exercise of any Warrants;

(ii)	Rule 905 of Regulation S provides in substance that any “restricted securities” that are equity securities of a U.S. domestic issuer (including an issuer that, like the Company, no longer qualifies as a Foreign Private Issuer) will continue to be deemed to be restricted securities notwithstanding that they were acquired in a resale transaction pursuant to Rule 901 or 904 of Regulation S, and, as interpreted by Staff at the SEC, Rule 905 applies to equity securities that, at the time of issuance, were those of a U.S. domestic issuer; and

(iii)	by operation of Rule 905 of Regulation S, any Warrant Shares that are resold outside the United States in compliance with the requirements of Rule 901 or Rule 904 of Regulation S will continue to be “restricted securities” and will continue to be subject to the requirement that they be represented by a physical certificate or other instrument imprinted with a U.S. restrictive legend.

(i)	The Lender acknowledges that until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, the certificate representing the Warrants, and all certificates issued in exchange or in substitution thereof, shall bear the following legends (in addition to the legends provided in Section 5.4(g) and Article 9):

“THESE WARRANTS MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR A PERSON IN THE UNITED STATES UNLESS THE SHARES ISSUABLE UPON EXERCISE OF THESE WARRANTS HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”

(j)	The delivery of this Agreement, the acceptance of it by the Company and the issuance of the Debentures (or any underlying securities issuable upon exercise thereof), to the Lender complies with all applicable Laws of the Lender’s domicile and all other applicable Laws and will not cause the Company to become subject to or comply with any disclosure, prospectus or reporting requirements under any such applicable Laws.

(k)	The Lender acknowledges and agrees that it has been notified by the Company (i) of the delivery to the OSC of personal information pertaining to the Lender including, without limitation, the full name, address and telephone number of the Lender, the number and type of securities purchased and the total purchase price paid in respect of the Debentures and Warrants, (ii) that this information is being collected indirectly by the OSC under the authority granted to it in securities Laws, (iii) that this information is being collected for the purposes of the administration and enforcement of the securities Laws of Ontario, and (iv) that the title, business address and business telephone number of the public official in Ontario who can answer questions about the OSC’s indirect collection of the information is the Administrative Assistant to the Director of Corporate Finance, the Ontario Securities Commission, Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8, Telephone: (416) 593-8086, Facsimile: (416) 593-8252, and (v) the Lender hereby authorizes the indirect collection of the information by the OSC.

(l)	The Lender acknowledges and agrees that:

(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Debentures, Warrants, Exchange Warrants, Shares or Warrants Shares;

(ii)	there are risks associated with the purchase of the Debentures and Warrants, and each Lender has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and it is able to bear the economic risk of loss of its investment;

(iii)	the Debentures and Warrants are being offered for sale only on a “private placement” basis and that the sale and delivery of the Debentures and Warrants are conditional upon such sale being exempt from the requirements as to the filing of a prospectus or delivery of an offering memorandum or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or delivering an offering memorandum and, as a consequence (i) it is restricted from using most of the civil remedies available under applicable securities laws; (ii) it may not receive information that would otherwise be required to be provided to it under applicable securities laws; and (iii) the Company is relieved from certain obligations that would otherwise apply under applicable securities laws;

(iv)	the Company has advised the Lender, that the Company is relying on an exemption from the requirements to provide the Lender with a prospectus and to sell securities through a person or company registered to sell securities under the Securities Act (Ontario) and other applicable securities laws and, as a consequence of acquiring the Debentures and Warrants pursuant to this exemption, certain protections, rights and remedies provided by the Securities Act (Ontario) and other applicable securities laws, including statutory rights of rescission or damages, will not be available to them;

(v)	the Transaction Agreements require it to provide certain Personal Information to the Company. Such information is being collected and will be used by the Company for the purposes of completing the proposed issuance and sale of the Debentures and Warrants, which includes, without limitation, determining the Lender’s eligibility to purchase such securities under applicable Laws and preparing and registering certificates representing the Debentures and Warrants, and the underlying securities issuable upon exercise thereof. The Lender agrees that its Personal Information may be disclosed by the Company to: (a) applicable securities regulatory authorities, (b) the Company’s registrar and transfer agent, if any, and (c) any of the other parties involved in the proposed transaction, including legal counsel, and may be included in record books in connection with the transaction. In addition, the Lender acknowledges, agrees and consents to the collection, use and disclosure of Personal Information by the Company for corporate finance and shareholder communication purposes or such other purposes as are necessary to the Company’s Business; and

(vi)	the Company is currently subject to a cease trade order (the “Cease Trade Order”) issued by the Ontario Securities Commission on June 22, 2020 for failure to file certain financial statements and related periodic disclosure. As a result of the Cease Trade Order, pursuant to Multilateral Instrument 11-103 – Failure-to-File Cease Trade Orders and Revocations in Multiple Jurisdictions, a person or company (including the Lender) must not trade in or purchase a security of the Company (or convert into a security of the Company) except in accordance with the conditions that are contained in the Cease Trade Order, for so long as the Cease Trade Order remains in effect..

5.5	APPLICATION OF PROCEEDS.

The Lenders hereby agree that all payments received from the Issuer or any Credit Party under the Debentures shall be applied in the following order of priority (the “Application of Payments Provision”):

FIRST, to the payment of costs and expenses of the Collateral Agent in connection with its exercise of remedies and enforcing or collecting the Obligations;

SECOND, to the payment of costs and expenses of the Lenders in connection with their exercise of remedies and enforcing or collecting the Obligations, ratably in respect of the principal amount of Debentures then held by each such Lender;

THIRD, to the payment of accrued but unpaid interest with respect to the Debentures (excluding interest which has been added to the principal amount thereof, in accordance with its terms), ratably in respect of the principal amount of Debentures then held by the Lenders; and

FOURTH, to the payment of the outstanding principal amount of the Debentures then outstanding, ratably in respect of the principal amount of Debentures then held the Lenders.

The Issuer agrees to make payments under the Debentures in accordance with the foregoing Application of Payments Provision. To the extent any Lender receives any payment under the Debentures which does not comply with the foregoing Application of Payments Provision, such Lender shall segregate and hold such payment in trust for the benefit of, and immediately paid over to, the other Lenders, to be applied in accordance with the Application of Proceeds Provision, in the same form as received, with any necessary endorsements. Each Lender hereby authorizes the foregoing payment provisions, and such authorization is irrevocable and coupled with an interest.

ARTICLE 6
EVENTS OF DEFAULT

6.1	EVENT OF DEFAULT

Except for defaults that exist on or prior to the date hereof (which as of the initial Tranche 4 Funding Date are not waived but are subject to the agreement of the Lender to forebear in accordance with the Restructuring Support Agreement) or occur in the performance of obligations under the Restructuring Support Agreement, each of the following shall constitute an “Event of Default” under this Agreement.

(a)	Nonpayment of Loans and Other Liabilities. Default in the payment (i) when due of principal of the Debenture of any interest or any fees or any other amounts payable by Company to Lender hereunder or in the payment of any other Liabilities due from Company to Lender, in each case within three (3) Business Days after such amount becomes due and payable.

(b)	Granting of Security. Except as permitted by the Transaction Agreements, granting of any security interest (other than Permitted Liens) not subordinate to the security interest of the Lender in the assets and property of the Company and its subsidiaries other than the security to be provided pursuant to the Transaction Agreements.

(c)	Nonpayment of Other Indebtedness. Default (after giving effect to any notice and cure periods) with respect to any Indebtedness of the Company or any of its subsidiaries in excess of $500,000 which has not been effectively cured or waived and the obligee of such indebtedness has the right to accelerate the maturity of the indebtedness; or default with respect to any other obligations or Indebtedness of the Company or any of its subsidiaries which could have a Material Adverse Effect and which has not been effectively cured or waived; or acceleration of the payment of any Indebtedness subordinate to the Obligations, and the obligee with respect thereto has the right to accelerate the maturity of such other Indebtedness, in each case under this clause (c), if such default remains uncured for ten (10) Business Days.

(d)	Other Material Obligations. Default (after giving effect to any notice and cure periods) in the payment when due, or in the performance or observance of, any material obligation of, or condition agreed to by, the Company with respect to any material purchase or lease of goods or services in excess of $500,000 or which could have a Material Adverse Effect (except only to the extent that Company is contesting the existence of any such default in good faith and by appropriate proceedings), in each case under this clause (d), if such default remains uncured for ten (10) Business Days.

(e)	Bankruptcy or Insolvency. Company or any of its subsidiaries files or has filed against it any action under any Debtor Relief Law, or Company or any of its subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for forty five (45) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for forty five (45) calendar days, or an order for relief is entered in any such proceeding.

(f)	Representations and Warranties. Any representation or warranty made by Company herein or in the Restructuring Support Agreement is breached or was false or misleading in any material respect when made, or any schedule, certificate, financial statement, report, notice, or other writing furnished to Lender by Company or any Guarantor is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

(g)	Transaction Agreements. (i) Company shall fail to comply with or to perform in any material respect any provision of any of the Transaction Agreements (other than the Restructuring Support Agreement) to which it is a party and such failure shall continue beyond any applicable grace period; or any of the Transaction Agreements shall fail to remain in full force and effect except as expressly provided therein, or any action by any Person other than a Credit Party shall be taken to assert the unenforceability or invalidity of any of the Transaction Agreements, in each case under this clause (g)(i), if such default remains uncured for ten (10) Business Days; or (ii) any action by a Credit Party shall be taken to assert the unenforceability or invalidity of any of the Transaction Agreements.

(h)	Intentionally Omitted.

(i)	Judgments. There shall be entered against Company one or more judgments or decrees in excess of $500,000 in the aggregate at any one time outstanding for Company or could result in a Material Adverse Effect, excluding those judgments or decrees (i) that shall have been stayed, vacated or bonded within thirty (30) days after such judgment or decree has been entered, (ii) that shall have been outstanding less than thirty (30) days from the entry thereof or (iii) for and to the extent to which Company is insured and with respect to which the insurer specifically has assumed responsibility in writing (and without any reservation of rights) or (iv) for and to the extent to which Company is otherwise indemnified if the terms of such indemnification are reasonably satisfactory to Lender.

(j)	Notice of Tax Lien, Levy, Seizure or Attachment. A notice of lien, levy or assessment is filed of record with respect to all or any portion of Company’s assets by the United States or Canada, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, including, without limitation, the IRS or the PBGC, or any taxes or debts owing to any of the foregoing becomes a lien or encumbrance upon all or any portion of Company’s assets, or the making or any attempt by any Person to make any levy, seizure or attachment upon any of the assets of the Company or any of its subsidiaries (except only to the extent that Company is contesting such notice in good faith and by appropriate proceedings), in each case under this clause (j), if such default remains uncured for ten (10) Business Days.

(k)	Inability to Conduct Business and De-Listing. If (i) Company or any of its subsidiaries is enjoined, restrained, or in any way prevented by the order of any court or any administrative or regulatory agency from conducting all or any part of its business affairs or loses or has its licence revoked, or (ii) if hereafter the Common Shares of the Company cease to be traded on the Canadian Securities Exchange or such other exchange as the Lender may consent to in writing from time to time, or (iii) if, hereafter, any cease trade order is obtained from any Governmental Body causing the Company to de-list or ordering the cessation of trading of the Common Shares or precluding the Company from completing an offering of Common Shares (or precluding any person from completing a secondary offering of Common Shares of the Company) and listing such Common Shares on the Canadian Securities Exchange; provided, however, that the foregoing is not applicable to the Cease Trade Order or any other cease trade order in place prior to or on the date of this Agreement and it shall not be an Event of Default pursuant to this Section 6.1(k) if the foregoing results from a change in Law or applicable stock exchange rules and policies.

(l)	Dissolution of Company or any Subsidiary. Company or any Subsidiary involuntarily dissolves or is involuntarily dissolved, or involuntarily terminates its existence or involuntarily has its existence terminated.

(m)	Change of Control. Other than as contemplated by the Restructuring Support Agreement, the occurrence of any Change of Control Transaction unless Lender shall have consented to such Change of Control Transaction in writing (which consent shall be made or withheld in Lender’s sole discretion).

(n)	Material Adverse Change. A Material Adverse Effect exists or occurs and is continuing.

(o)	Pension Plans. Institution of any steps by any Person to terminate a Pension Plan or a Canadian Pension Plan if as a result of such termination any Credit Party would reasonably be required to make a contribution to such Pension Plan, or would reasonably incur a liability or obligation to such Pension Plan, in excess of $250,000; (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 303(k) ERISA or Section 430(k) of the U.S. Tax Code on the assets of any Credit Party or any member of the Controlled Group; (c) a failure to meet the contribution or other assessment requirements under applicable Canadian federal or provincial Laws with respect to any Canadian Pension Plan; or (d) there shall occur any withdrawal or partial withdrawal from a Multiemployer Pension Plan and the withdrawal liability (without unaccrued interest) to Multiemployer Pension Plans as a result of such withdrawal (including any outstanding withdrawal liability that any Credit Party or any member of the Controlled Group have incurred on the date of such withdrawal) and as to which any Credit Party is liable for under ERISA exceeds $250,000.

(p)	Restructuring Support Agreement. The Restructuring Support Agreement has been terminated in accordance with its terms, other than as a result of the plan of arrangement contemplate therein.

6.2	ACCELERATION

Subject to the terms and conditions of, and forbearance contained in, the Restructuring Support Agreement (while it remains in effect), upon the occurrence and during the continuance of an Event of Default specified in Section 6.1, all outstanding amounts of principal owing under the Debenture and all accrued and unpaid interest on the Debenture, and all other amounts owed to Lender under this Agreement and the Transaction Agreements, shall thereupon become immediately due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived, anything in this Agreement or the Transaction Agreements to the contrary notwithstanding. In addition, upon and during the continuation of an Event of Default, the interest rate under the Debenture shall increase by three percent (3%) per annum.

6.3	RIGHTS AND REMEDIES GENERALLY

(a)	Subject to the terms and conditions of, and forbearance contained in, the Restructuring Support Agreement (while it remains in effect), if any Event of Default shall occur and be continuing then Lender shall have all the rights of a party under the Uniform Commercial Code (and all equivalents thereof) or the Personal Property Security Act of any jurisdiction in Canada (and all equivalents thereof), shall have all rights now or hereafter existing under all other applicable laws, and, subject to any mandatory requirements of applicable law then in effect, shall have all the rights set forth in this Agreement the Transaction Agreements or in any other agreement or document between the parties hereto. No enumeration of rights in this Section or anywhere else in this Agreement or in any other agreement or document between the parties hereto shall be construed to in any way limit the rights or remedies of Lender. If any Event of Default described in Section 6.1(e) shall occur, the Obligations shall become immediately and automatically due and payable without presentment, demand, protest or notice of any kind.

(b)	In addition to any rights and remedies of the Lender provided by Law, upon the occurrence and during the continuance of any Event of Default, Lender and its Affiliates (and the Collateral Agent, in respect of any unpaid fees, costs and expenses payable under the Security Documents) is authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company (on its own behalf and on behalf of each Credit Party) to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Obligations at any time owing by, Lender and its Affiliates or the Collateral Agent to or for the credit or the account of the respective Credit Parties against any and all Obligations owing to Lender and its Affiliates or the Collateral Agent hereunder or under any other Transaction Agreement, now or hereafter existing, irrespective of whether or not the Collateral Agent or such Lender or Affiliate shall have made demand under this Agreement or any other Transaction Agreement and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. Lender agrees promptly to notify the Company and the Collateral Agent after any such set off and application made by Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Collateral Agent and Lender under this Section 6.3(b) are in addition to other rights and remedies (including other rights of setoff) that the Collateral Agent and Lender may have.

ARTICLE 7
SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS, INDEMNITIES AND AGREEMENTS

Subject to the terms and conditions of this Article 7, all representations and warranties, indemnities and agreements of the parties hereto contained in this Agreement and in all certificates and documents delivered pursuant to or contemplated by this Agreement, shall survive the date hereof and shall continue until the Obligations are paid in full, at which time they shall expire and cease to be of any further force or effect, provided, however, that:

(a)	a claim for any breach of any of the representations and warranties contained in this Agreement involving fraud or fraudulent misrepresentation (as determined by a court of competent jurisdiction) or involving a representation and warranty which the Company knew to be false or incomplete shall survive and continue in full force and effect without limitation of time;

(b)	without limiting subsection (a) above, the covenants set forth in Section 4.20(h), 4.20(j), 4.20(l), 4.20(m), 4.20(n), 4.20(o), 4.20(p), 4.20(q), 4.20(aa) and 4.20(cc) shall expire on the date the Lender (including its successors and assigns) owns less than five percent (5%) of the Shares of the Company.

The parties hereto hereby acknowledge that if notice regarding any matter contemplated in this Article 7 is given by any party hereto, acting in good faith, to the others of them within the relevant time period specified in this Article 7, and if before such matter has been fully dealt with pursuant to this Agreement, the relevant time period would expire, the time period in question shall be deemed to be extended (with respect to such matter only) until such matter has been fully dealt with pursuant to this Agreement.

ARTICLE 8
INDEMNIFICATION

8.1	INDEMNIFICATION BY THE COMPANY

(a)	To the fullest extent permitted by law, in consideration of the execution and delivery of this Agreement by the Lender and the agreement to purchase the Debentures and Warrants, the Credit Parties hereby jointly and severally agree to indemnify, exonerate and hold the Lender and each of its directors, officers, shareholders, employees, partners, consultants, agents and their respective heirs, successors and assigns (collectively, the “Indemnified Parties”) free and harmless from and against any and all actions, causes of action, suits, losses, costs, damages, expenses and liabilities, including legal fees (collectively, a “Loss”), incurred by the Lender as a result of, or arising out of, or relating to (i) any tender offer, merger, purchase of equity interests, purchase of assets or other similar transaction financed or proposed to be financed in whole or in part, directly or indirectly, with the Proceeds, (ii) the use, handling, release, emission, discharge, transportation, storage, treatment or disposal of any Hazardous Substance at any property owned or leased by any Credit Party, (iii) any violation of any Environmental Laws with respect to conditions at any property owned or leased by any Credit Party or the operations conducted thereon, (iv) the investigation, cleanup or remediation of offsite locations at which any Credit Party or their respective predecessors are alleged to have directly or indirectly disposed of Hazardous Substances or (v) the execution, delivery, performance or enforcement of any Transaction Agreement by the Lender, except to the extent any such Loss results from the Indemnified Party’s own gross negligence or willful misconduct (the “Indemnified Liabilities”). If and to the extent that the foregoing undertaking may be unenforceable for any reason, Credit Party hereby jointly and severally agree to make the maximum contribution to the payment and satisfaction of each Loss which is permissible under applicable law. All Obligations provided for in this Section 8.1 shall survive repayment of the Obligations, assignment of the Debentures, any foreclosure under, or any modification, release or discharge of, any or all of the Security Documents and termination of this Agreement.

(b)	For purposes of this Section 8.1, the determination of any Loss for indemnification hereunder shall take into account the net effect of each of the following on the Lender as it relates to each particular indemnity payment, if and as applicable: (i) the decrease in value, if any from such indemnification claim (x) in the Debentures and (y) the Warrant Shares; (ii) insurance proceeds which the Lender received in respect of such matter; and (iii) indemnity payments which the Lender received from parties other than the Credit Parties hereunder in respect of such matter

8.2	PAYMENTS UNDER THE DEBENTURE

Any payment or distribution by the Issuer to the Lender under the Debenture for principal or interest, shall not be subject to any deduction, withholding or offset for any reason whatsoever except to the extent required by Law, and the Issuer represents that to its best knowledge no deduction, withholding or offset is so required for any tax or any other reason. Notwithstanding any term or provision of any Transaction Agreement to the contrary, if it shall be determined that any payment (other than a payment dealt with under Section 8.1(a)) by the Company or the Issuer to or for the benefit of the Lender pursuant to the terms of any Transaction Agreement, whether for principal, interest or otherwise and whether paid or payable or distributed or distributable, actual or deemed (a “Payment”) would be or is subject to any deduction, withholding or offset due to any duty or tax (such duty or tax, together with any interest and/or penalties related thereto, hereinafter collectively referred to as the “Payment Tax”), then the Company or the Issuer, as the case may be, shall, in addition to all sums otherwise payable, pay to the Lender an additional payment in cash (a “Gross-Up Payment”) in an amount such that after all such Payment Taxes (whether by deduction, withholding, offset or payment), including any interest or penalties with respect to such taxes or any Payment Taxes (and any interest and penalties imposed with respect thereto) imposed upon any Gross-Up Payment, Holder actually receives an amount of Gross-Up Payment equal to the Payment Tax imposed upon the Payment (i.e., the Lender receives a net amount equal to the Payment). The Company or the Issuer, as the case may be, shall timely remit such Payment Tax to the applicable governmental authority and shall provide evidence of such payment to Lender Holder within thirty (30) days of making such payment.

8.3	NOTICE OF CLAIM

If the Lender become aware of a Loss in respect of which indemnification is provided for pursuant to Section 8.1, the Lender shall give written notice of the Loss to the Company within 60 days of becoming aware of such Loss. Such notice shall specify whether the Loss arises as a result of a claim by a Person against the Lender or whether the Claim does not so arise, and shall also specify with reasonable particularity (to the extent that the information is available): (a) the factual basis for the claim; and (b) the amount of the Loss, if known.

8.4	THIRD PARTY CLAIMS

If any legal proceedings shall be instituted or any claim is asserted by any non-affiliated third party in respect of which any of the Indemnified Parties may be entitled to indemnity hereunder, any Lender shall give the Company written notice in accordance with Section 8.2 and Article 18. The Lender shall have the right, at its option and expense, to participate in the defence of such a proceeding or claim and, at its option, to control the defence, negotiation or settlement thereof.

ARTICLE 9
LEGENDS

In addition to any legend required hereunder, the warrant certificate in respect of the Warrants to be issued hereunder (or any Warrant Shares or other securities issued upon exercise thereof) shall be stamped or imprinted with legends in substantially the following form:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [FOUR MONTHS PLUS ONE DAY FROM THE CLOSING DATE].”

ARTICLE 10
FURTHER ASSURANCES

Each of the parties hereto shall promptly do, make, execute, deliver or cause to be done, made, executed or delivered, all such further acts, documents and things as the other parties hereto may require, acting reasonably, from time to time for the purpose of giving effect to this Agreement and shall use reasonable efforts and take all such steps as may be reasonably within its power to implement to the full extent the provisions of this Agreement.

ARTICLE 11
SEVERABILITY

If any provision hereof is illegal, invalid or unenforceable, such provision shall be deemed to be severed and deleted from this Agreement and such illegality, invalidity or unenforceability shall not in any manner affect the validity or enforceability of the remainder hereof.

ARTICLE 12
WAIVER

A waiver of any default, breach or non-compliance under this Agreement is not effective unless in writing and signed by the party to be bound by the waiver. No waiver shall be inferred from or implied by any act or delay in acting by a party in respect of any default, breach or non-observance or by anything done or omitted to be done by the other party. The waiver by a party of any default, breach or non-compliance under this Agreement shall not operate as a waiver of that party’s rights under this Agreement in respect of any continuing or subsequent default, breach or non-observance (whether of the same or any other nature).

ARTICLE 13
COUNTERPARTS AND FACSIMILE

This Agreement may be executed originally, by facsimile or by e-mail transmission of an Adobe Acrobat file or similar means of recorded electronic transmission and in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument and shall be valid, binding and effective as if originally signed as one document.

ARTICLE 14
GOVERNING LAW

THIS AGREEMENT AND EACH OTHER TRANSACTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

ARTICLE 15
FORUM; CONSENT TO JURISDICTION

ANY LEGAL ACTION OR PROCEEDING ARISING UNDER ANY TRANSACTION AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY TRANSACTION AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH CREDIT PARTY, THE COLLATERAL AGENT AND THE LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES THAT IT WILL NOT COMMENCE OR SUPPORT ANY SUCH ACTION OR PROCEEDING IN ANOTHER JURISDICTION. EACH CREDIT PARTY, THE COLLATERAL AGENT AND THE LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY TRANSACTION AGREEMENT OR OTHER DOCUMENT RELATED THERETO. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY TRANSACTION AGREEMENT IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELECOPIER OR OTHER ELECTRONIC TRANSMISSION) IN Article 18. NOTHING IN THIS AGREEMENT OR ANY OTHER TRANSACTION AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER TRANSACTION AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER TRANSACTION AGREEMENT SHALL AFFECT ANY RIGHT THAT THE COLLATERAL AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION TO ENFORCE ANY AWARD OR JUDGMENT OR EXERCISE ANY RIGHT UNDER THE SECURITY DOCUMENTS AGAINST ANY COLLATERAL OR ANY OTHER PROPERTY OF ANY CREDIT PARTY IN ANY OTHER FORUM IN ANY JURISDICTION IN WHICH COLLATERAL IS LOCATED.

ARTICLE 16
WAIVER OF JURY TRIAL

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY TRANSACTION AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY TRANSACTION AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS Article 16 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

ARTICLE 17
FEES AND EXPENSES

The Company shall promptly pay to Lender and the Collateral Agent any and all of its reasonable out-of-pocket costs, charges, fees, taxes and other expenses incurred by Lender or the Collateral Agent, as applicable (including reasonable attorneys’ fees and costs) in connection with (i) the preparation, documentation, negotiation and execution of the Transaction Agreements, (ii) the amendment or enforcement of any Transaction Agreement or any of Lender’s rights or remedies with respect thereto, and/or (iii) any litigation, contest, dispute, suit or proceeding to commence, defend or intervene or to take any other action in or with respect to any litigation, contest, dispute, suit or proceeding (whether instituted by Lender, the Company, any of its subsidiaries or any other Person) in any way or respect relating to the Transaction Agreements.

ARTICLE 18
NOTICE

All notices, requests or other communications required or permitted by the terms hereof to be given by the parties hereto to the others of them shall be given by personal delivery, facsimile transmission, electronic mail or by mail delivered or sent to the others of them as follows:

(a)	To the Company:

iAnthus Capital Holdings, Inc.

420 Lexington Avenue, Suite 414

New York, NY 10170

USA

Attention:

E-mail:

With a copy to (which shall not constitute notice):

McMillan LLP

Suite 1500, 1055 West Georgia Street

Vancouver, BC V6E 4N7

Canada

Attention:	James Munro
Email:	james.munro@mcmillan.ca

(b)	To the Gotham Lenders or the Collateral Agent:

c/o Gotham Green Partners, LLC

1437 4th Street, Suite 200,

Santa Monica, CA

90401

Attention:

Email:

With a copy to (which shall not constitute notice):

Honigman LLP

2290 First National Building
660 Woodward Avenue
Detroit, MI 48226-3506
USA

Attention:	Michael D. DuBay
E-mail:	mdubay@honigman.com

– and –

SkyLaw Professional Corporation
Suite 204, 3 Bridgeman Avenue
Toronto, ON M5R 3V4

Canada

Attention:	Kevin West
Email:	kevin.west@skylaw.ca

(c)	To the Lenders generally, to the Gotham Lenders, and to the following:

Attention:

Email:

or at such other address or facsimile transmission number as may be given by any of them to the others in writing from time to time. All such notices, requests or other communications shall be deemed to have been received when (a) delivered the next business day after sending by overnight courier or transmitted by electronic mail or facsimile, or (b) if mailed, five (5) Business Days after the date of mailing thereof.

ARTICLE 19
ASSIGNMENT

No party may assign its rights or benefits under this Agreement except that the Lender may assign any or all Debentures and Warrants from time to time and their rights and benefits or any of their obligations under this Agreement to (i) the Company, in accordance with the Exchange Warrants, (ii) any Person controlled or managed by Gotham Green Partners, LLC or any of its Affiliates, (iii) except in the case of (ii) above, any of its Affiliates or members (without relieving the assigning party of its obligations); or (ii) any Person or Persons who may purchase all or part of their Debentures, subject to compliance with applicable securities laws and execution of an agreement to be bound by the Intercreditor Agreement.

ARTICLE 20
SUCCESSORS AND ASSIGNS

This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

ARTICLE 21
ANNOUNCEMENT

Unless otherwise required by applicable law or the rules of any exchange on which a party lists its securities (based upon the reasonable advice of counsel and after prior review and comment with the other party, not to be unreasonably withhold or delayed), neither party shall make any public announcements in respect of this Agreement, the Transaction, or otherwise communicate with any news media without the prior written consent of the other party regarding the transactions contemplated herein, and the parties shall cooperate in good faith as to the timing and contents of any such announcement.

ARTICLE 22
USA PATRIOT ACT

The Lender hereby notifies the Company that pursuant to the requirements of the USA PATRIOT Act, it may be required to obtain, verify and record information that identifies each Credit Party, which information includes the name, address and tax identification number of such Credit Party and other information regarding such Credit Party that will allow such Lender or the Collateral Agent, as applicable, to identify such Credit Party in accordance with the USA PATRIOT Act. This notice is given in accordance with the requirements of the USA PATRIOT Act and is effective as to the Lenders and the Collateral Agent.

ARTICLE 23
NO ADVISORY OR FIDUCIARY RESPONSIBILITY

(a)	In connection with all aspects of each transaction contemplated hereby, each Credit Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that (i) the financing provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Transaction Agreement) are an arm’s-length commercial transaction between the Company and its Affiliates, on the one hand, and the Lender and Collateral Agent, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Transaction Agreements (including any amendment, waiver or other modification hereof or thereof), (ii) in connection with the process leading to such transaction, the Lender and the Collateral Agent each is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Company or any of its Affiliates, stockholders, creditors or employees or any other Person, (iii) neither the Lender nor the Collateral Agent has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Transaction Agreement (irrespective of whether the Lender or the Collateral Agent has advised or is currently advising the Company or any of its Affiliates on other matters) and neither the Lender nor the Collateral Agent has any obligation to the Company or any of its Affiliates with respect to the financing transactions contemplated hereby except those obligations expressly set forth herein and in the other Transaction Agreements, (iv) the Lender and the Collateral Agent and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from, and may conflict with, those of the Company and its Affiliates, and neither the Lender nor the Collateral Agent has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship and (v) the Lender and the Collateral Agent have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Transaction Agreement) and the Credit Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate. Each Credit Party hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Lender or the Collateral Agent with respect to any breach or alleged breach of agency or fiduciary duty under applicable law relating to agency and fiduciary obligations.

(b)	Each Credit Party acknowledges and agrees that the Lender, the Collateral Agent and any of their respective Affiliates may lend money to, invest in, and generally engage in any kind of business with, any of the Company, any of its subsidiaries, any of their respective Affiliates or any other person or entity that may do business with or own securities of any of the foregoing, all as if the Lender, the Collateral Agent and any of their respective Affiliates were not a Lender, Collateral Agent or an Affiliate thereof (or an agent or any other person with any similar role under the Facilities) and without any duty to account therefor to any other Lender, the Company, any of its subsidiaries or any Affiliate of the foregoing. The Lender may have directly or indirectly acquired certain equity interests (including warrants) in the Company or any of its Affiliates or may have directly or indirectly extended credit on a subordinated basis to the Company or any of its Affiliates. Each party hereto, on its behalf and on behalf of its Affiliates, acknowledges and waives the potential conflict of interest resulting from any such Lender, Collateral Agent or any of their respective Affiliates thereof holding disproportionate interests in the Debentures and Warrants or otherwise acting as arranger or agent thereunder and such Lender, Collateral Agent or any of their respective Affiliates directly or indirectly holding equity interests in or subordinated debt issued by the Company or any of its Affiliates.

ARTICLE 24
ELECTRONIC TRANSMISSION

The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

ARTICLE 25
THE COLLATERAL AGENT

25.1	APPOINTMENT AND AUTHORIZATION.

(a)	Lender hereby irrevocably appoints Gotham Green Admin 1, LLC to act on its behalf as the Collateral Agent hereunder and under the other Transaction Agreements, designates and authorizes the Collateral Agent to take such action on its behalf under the provisions of this Agreement and each other Transaction Agreement and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Transaction Agreement, together with such powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, the Lender hereby expressly authorizes the Collateral Agent to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Security Documents and acknowledge and agree that any such action by the Collateral Agent shall bind the Lender. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Transaction Agreement, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Collateral Agent have or be deemed to have any fiduciary relationship with the Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Transaction Agreement or otherwise exist against the Collateral Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Transaction Agreements with reference to the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

(b)	Each of the Secured Parties (by acceptance of the benefits of the Security Documents) hereby irrevocably appoints and authorizes the Collateral Agent to act as the agent of (and to hold any security interest created by the Security Documents for and on behalf of or on trust for) such Secured Party for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by the Credit Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Collateral Agent shall be entitled to the benefits of all provisions of this Article 25 as if set forth in full herein with respect thereto.

(c)	The Lender and each Secured Party (by acceptance of the benefits of the Security Documents) hereby (i) acknowledges that it has received a copy of the Intercreditor Agreement, (ii) agrees that it will be bound by and will take no actions contrary to the provisions of the Intercreditor Agreement to the extent then in effect, and (iii) authorizes and instructs the Collateral Agent to enter into the Intercreditor Agreement as Collateral Agent and on behalf of such Lender or Secured Party.

(d)	Except as provided in this Article 25, the provisions of this Article 25 are solely for the benefit of the Lender, and neither the Company nor any other Credit Party shall have rights as a third-party beneficiary of any of such provisions.

25.2	DELEGATION OF DUTIES.

The Collateral Agent may execute any of its duties under this Agreement or any other Transaction Agreement (including for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents or of exercising any rights and remedies thereunder) by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates, and the officers, directors, employees, partners, agents, advisors, attorneys-in-fact and other representatives of such Persons and Affiliates (collectively, “Agent-Related Persons”). The exculpatory provisions of this Article shall apply to any such sub-agent and to the Agent-Related Persons of the Collateral Agent and any such sub-agent, and shall apply to their activities as Collateral Agent. The Collateral Agent shall not be responsible for the negligence or misconduct of any agent or sub-agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct (as determined in the final non-appealable judgment of a court of competent jurisdiction).

25.3	LIABILITY OF AGENTS.

No Agent-Related Person shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Transaction Agreement or the transactions contemplated hereby (except for its own gross negligence or willful misconduct, as determined by the final non-appealable judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein), (ii) except as expressly set forth herein and in the other Transaction Agreements, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its Affiliates that is communicated to or obtained by the Person serving as the Collateral Agent or any of its Affiliates in any capacity, (iii) be responsible for or have any duty to ascertain or inquire into the satisfaction of any condition set forth in Article 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent or (d) be responsible in any manner to the Lender for any recital, statement, representation or warranty made by any Credit Party or any officer thereof, contained herein or in any other Transaction Agreement, or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement or any other Transaction Agreement, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Transaction Agreement, the existence, value or collectability of the Collateral, any failure to monitor or maintain any part of the Collateral, or the perfection or priority of any Lien or security interest created or purported to be created under the Security Documents, or for any failure of any Credit Party or any other party to any Transaction Agreement to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to the Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Transaction Agreement, or to inspect the properties, books or records of any Credit Party or any Affiliate thereof. Notwithstanding the foregoing, the Collateral Agent shall have no duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Transaction Agreements that the Collateral Agent is required to exercise as directed in writing by the Lender; provided that the Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Collateral Agent to liability or that is contrary to any Transaction Agreement or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law.

25.4	RELIANCE BY AGENTS.

The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Credit Party), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent shall be fully justified in failing or refusing to take any action under any Transaction Agreement unless it shall first receive such advice or concurrence of the Lender as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lender against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Transaction Agreement in accordance with a request or consent of the Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lender.

25.5	NOTICE OF DEFAULT.

The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Collateral Agent for the account of the Lender or Secured Parties, unless the Collateral Agent shall have received written notice from the Lender or the Company referring to this Agreement, describing such Event of Default and stating that such notice is a “notice of default.” The Collateral Agent will notify the Lender of its receipt of any such notice. The Collateral Agent shall take such action with respect to any Event of Default as may be directed by the Lenders; provided that unless and until the Collateral Agent has received any such direction, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable or in the best interest of the Lender.

25.6	CREDIT DECISION; DISCLOSURE OF INFORMATION BY COLLATERAL AGENT.

Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by the Collateral Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Credit Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to the Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Lender represents to the Collateral Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Credit Parties and their Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company hereunder. Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Transaction Agreements, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Lender by the Collateral Agent herein, the Collateral Agent shall not have any duty or responsibility to provide Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Credit Parties or any of their Affiliates which may come into the possession of any Agent-Related Person.

25.7	INDEMNIFICATION.

Whether or not the transactions contemplated hereby are consummated, the Lender shall indemnify upon demand by each Agent-Related Person (to the extent not reimbursed by or on behalf of any Credit Party and without limiting the obligation of any Credit Party to do so) acting as the Collateral Agent, pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Agent-Related Person’s own gross negligence or willful misconduct, as determined by the final non-appealable judgment of a court of competent jurisdiction; provided that no action taken in accordance with the directions of the Lender shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 25.7. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Liabilities, this Section 25.7 applies whether any such investigation, litigation or proceeding is brought by the Lender or any other Person. Without limitation of the foregoing, the Lender shall reimburse the Collateral Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including attorney fees and costs) incurred by the Collateral Agent, as the case may be, in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Transaction Agreement, or any document contemplated by or referred to herein, to the extent that the Collateral Agent, as the case may be, is not reimbursed for such expenses by or on behalf of the Credit Parties and without limiting their obligation to do so. The undertaking in this Section 25.7 shall survive payment in full of the Obligations and the resignation of the Collateral Agent, as the case may be.

25.8	SUCCESSOR AGENTS.

The Collateral Agent may resign as the Collateral Agent upon thirty (30) days’ notice to the Lender and the Company. If the Collateral Agent resigns under this Agreement, the Lender shall appoint a successor agent, which successor agent shall be consented to by the Company at all times other than during the existence of an Event of Default (which consent of the Company shall not be unreasonably withheld or delayed). If no successor agent is appointed prior to the effective date of the resignation or removal of the Collateral Agent, the Collateral Agent may appoint, after consulting with the Lender, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, the Person acting as such successor agent shall succeed to all the rights, powers and duties of the retiring Collateral Agent and the term “Collateral Agent” shall mean such successor collateral agent, and the retiring Collateral Agent’s appointment, powers and duties as the Collateral Agent shall be terminated. After the retiring Collateral Agent’s resignation or removal hereunder as the Collateral Agent, the provisions of this Article 25 and the provisions of Article 8 and Article 17 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent under this Agreement. If no successor agent has accepted appointment as the Collateral Agent by the date which is thirty (30) days following the retiring Collateral Agent’s notice of resignation, the retiring Collateral Agent’s resignation shall nevertheless thereupon become effective and the Lender shall perform all of the duties of the Collateral Agent hereunder until such time, if any, as the Lender appoints a successor agent as provided for above. Upon the acceptance of any appointment as the Collateral Agent hereunder by a successor and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Lender may request, in order to (a) continue the perfection of the Liens granted or purported to be granted by the Security Documents or (b) otherwise ensure that Section 4.20(r) is satisfied, the Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under the Transaction Agreements. After the retiring Collateral Agent’s resignation hereunder as the Collateral Agent, the provisions of this Article 25 and Article 8 and Article 17 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent.

25.9	COLLATERAL AGENT MAY FILE PROOFS OF CLAIM.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Credit Party, the Collateral Agent (irrespective of whether any principal amount of the Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Collateral Agent shall have made any demand on the Company) shall be (to the fullest extent permitted by mandatory provisions of applicable Law) entitled and empowered, by intervention in such proceeding or otherwise:

(a)	to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lender and the Collateral Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lender and the Collateral Agent and their respective agents and counsel and all other amounts due to the Lender and the Collateral Agent under Article 8 and Article 17) allowed in such judicial proceeding; and

(b)	to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, curator, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by Lender to make such payments to the Collateral Agent and, in the event that the Collateral Agent shall consent to the making of such payments directly to the Lender, to pay to the Collateral Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Collateral Agent and its respective agents and counsel, and any other amounts due the Collateral Agent under Article 8 and Article 17.

Nothing contained herein shall be deemed to authorize the Collateral Agent to authorize or consent to or accept or adopt on behalf of the Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of the Lender or to authorize the Collateral Agent to vote in respect of the claim of the Lender in any such proceeding.

25.10	COLLATERAL AND GUARANTY MATTERS.

The Lender irrevocably agrees:

(a)	That upon the request of the Company, the Collateral Agent may release or subordinate any Lien on any property granted to or held by the Collateral Agent under any Transaction Agreement to the holder of any Lien on such property that is permitted hereunder pursuant to documents reasonably acceptable to the Collateral Agent; and

(b)	The Collateral Agent may, without any further consent of the Lender, enter into (i) any intercreditor or subordination agreement with the collateral agent or other representatives of holders of Permitted Secured Debt that is intended to be secured on a junior or pari passu basis with the Liens securing the Obligations and/or (ii) a intercreditor or subordination agreement with the collateral agent or other representatives of the holders of Indebtedness that is intended to be secured on a junior basis to the Liens securing the Obligations, in each case, where such Indebtedness is secured by Liens permitted hereunder. The Collateral Agent may rely exclusively on a certificate of the chief executive officer or chief financial officer the Company as to whether any such other Liens are permitted. Any such intercreditor or subordination agreement entered into by the Collateral Agent in accordance with the terms of this Agreement shall be binding on the Secured Parties.

Upon request by the Collateral Agent at any time, the Lender will confirm in writing the Collateral Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Subsidiary from its obligations under the Guaranty and Security Agreement pursuant to this Section 25.10. In each case as specified in this Section 25.10, the Collateral Agent will promptly upon the request of the Company (and the Lender irrevocably authorizes the Collateral Agent to), at the Company’s expense, execute and deliver to the applicable Credit Party such documents as the Company may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Security Documents, or to evidence the release of such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Transaction Agreements and this Section 25.10 (and the Collateral Agent may rely conclusively on a certificate of the chief executive officer or chief financial officer of the Company to that effect provided to it by any Credit Party upon its reasonable request without further inquiry). Any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the Collateral Agent.

25.11	WITHHOLDING TAX INDEMNITY.

To the extent required by any applicable Law, the Collateral Agent may deduct or withhold from any payment to the Lender an amount equivalent to any applicable withholding Tax and any such withholding or deduction shall be subject to Section 8.2. If the Internal Revenue Service or any other authority of the United States or Canada or other jurisdiction asserts a claim that the Collateral Agent did not properly deduct withhold Tax from amounts paid to or for the account of the Lender for any reason (including, without limitation, because the appropriate form was not delivered or not properly executed, or because the Lender failed to notify the Collateral Agent of a change in circumstance that rendered the exemption from, or reduction of withholding Tax ineffective), the Lender shall, within ten (10) days after written demand therefor, indemnify and hold harmless the Collateral Agent for all amounts paid, directly or indirectly, by the Collateral Agent as Taxes or otherwise, together with all expenses incurred, including legal expenses and any other out-of-pocket expenses, whether or not such Tax was correctly or legally imposed or asserted by the relevant Governmental Body. A certificate as to the amount of such payment or liability delivered to the Lender by the Collateral Agent shall be conclusive absent manifest error. Lender hereby authorizes the Collateral Agent to set off and apply any and all amounts at any time owing to the Lender under this Agreement or any other Transaction Agreement against any amount due the Collateral Agent under this Section 25.11. The agreements in this Section 25.11 shall survive the resignation and/or replacement of the Collateral Agent, any assignment of rights by, or the replacement of, Lender and the repayment, satisfaction or discharge of all other Obligations.

ARTICLE 26
AMENDMENT AND RESTATEMENT

This Agreement amends, restates, supersedes and replaces the Original Agreement as amended by the Amendments; provided, however, that the execution and delivery by the undersigned of this Agreement shall not, in any manner or circumstance, be deemed to be a payment of, a novation of or to have terminated, extinguished or discharged any of the undersigned’s obligations evidenced by the Original Agreement as amended by the Amendments, all of which obligations shall continue under and shall hereinafter be evidenced by and governed by this Agreement.

ARTICLE 27
ACKNOWLEDGEMENT REGARDING EXCLUDED LAWS

The parties hereto agree and acknowledge that no party makes, will make or shall be deemed to make or have made any representation or warranty of any kind regarding the compliance of this Agreement or any Transaction Agreement with any Excluded Laws. No party hereto shall have any right of rescission or amendment arising out of or relating to any non-compliance with Excluded Laws unless such noncompliance also constitutes a violation of applicable state laws, rules or regulations, and no party shall seek to enforce the provisions hereof in federal court unless and until the parties have reasonably determined that the applicable state laws, rules and regulations are fully compliant with Excluded Laws.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Secured Debenture Purchase Agreement as of the date first written.

COMPANY:

IANTHUS CAPITAL HOLDINGS, INC.

Per:	/s/ Randy Maslow
Name:	Randy Maslow
Title:	Interim Chief Executive Officer & President

ISSUER:

IANTHUS CAPITAL MANAGEMENT, LLC

Per:	/s/ Randy Maslow
Name:	Randy Maslow
Title:	President

Signature Page to Second Amended and Restated Secured Debenture Purchase Agreement

OTHER CREDIT PARTIES:

iANTHUS EMPIRE HOLDINGS, LLC		CITIVA MEDICAL LLC

By:	/s/ Randy Maslow	By:	/s/ Randy Maslow
Name:	Randy Maslow	Name:	Randy Maslow
Its:	President	Its:	President

GHHIA MANAGEMENT, INC.		iANTHUS HOLDINGS FLORIDA, LLC

By:	/s/ Randy Maslow	By:	/s/ Randy Maslow
Name:	Randy Maslow	Name:	Randy Maslow
Its:	President	Its:	President

PILGRIM ROCK MANAGEMENT, LLC		GROWHEALTHY PROPERTIES, LLC

By:	/s/ Randy Maslow	By:	/s/ Randy Maslow
Name:	Randy Maslow	Name:	Randy Maslow
Its:	President	Its:	President

PAKALOLO, LLC		GRASSROOTS VERMONT MANAGEMENT SERVICES, LLC

By:	/s/ Randy Maslow	By:	/s/ Randy Maslow
Name:	Randy Maslow	Name:	Randy Maslow
Its:	President	Its:	President

SCARLET GLOBEMALLOW, LLC		BERGAMOT PROPERTIES, LLC

By:	/s/ Randy Maslow	By:	/s/ Randy Maslow
Name:	Randy Maslow	Name:	Randy Maslow
Its:	President	Its:	President

CGX LIFE SCIENCES INC.		IMT, LLC

By:	/s/ Randy Maslow	By:	/s/ Randy Maslow
Name:	Randy Maslow	Name:	Randy Maslow
Its:	President	Its:	President

FALL RIVER DEVELOPMENT COMPANY, LLC		MPX BIOCEUTICAL ULC

By:	/s/ Randy Maslow	By:	/s/ Julius Kalcevich
Name:	Randy Maslow	Name:	Julius Kalcevich
Its:	President	Its:	Chief Executive Officer

GREENMART OF NEVADA NLV, LLC		AMBARY, LLC

By:	/s/ Randy Maslow	By:	/s/ Randy Maslow
Name:	Randy Maslow	Name:	Randy Maslow
Its:	President	Its:	President

IANTHUS NEW JERSEY, LLC		S8 RENTAL SERVICES, LLC

By:	/s/ Randy Maslow	By:	/s/ Randy Maslow
Name:	Randy Maslow	Name:	Randy Maslow
Its:	President	Its:	President

FWR, INC.		S8 MANAGEMENT, LLC

By:	/s/ Alexandra Ford	By:	/s/ Randy Maslow
Name:	Alexandra Ford	Name:	Randy Maslow
Its:	President	Its:	President

MAYFLOWER MEDICINALS, INC.		GTL HOLDINGS, LLC

By:	/s/ Randy Maslow	By:	/s/ Randy Maslow
Name:	Randy Maslow	Name:	Randy Maslow
Its:	Secretary	Its:	President

IANTHUS ARIZONA, LLC		IA CBD, LLC

By:	/s/ Randy Maslow	By:	/s/ Randy Maslow
Name:	Randy Maslow	Name:	Randy Maslow
Its:	President	Its:	President

MCCRORY’S SUNNY HILL NURSERY, LLC
By:	/s/ Randy Maslow
Name:	Randy Maslow
Its:	President

Signature Page to Second Amended and Restated Secured Debenture Purchase Agreement

LENDERS:

GOTHAM GREEN FUND 1, L.P.		GOTHAM GREEN CREDIT PARTNERS SPV 1, L.P.

By:	Gotham Green GP 1, LLC, its general partner	By:	Gotham Green GP 1, LLC, its general partner

By:	/s/ Jason Adler	By:	/s/ Jason Adler
Name:	Jason Adler	Name:	Jason Adler
Its:	Managing Member	Its:	Managing Member

GOTHAM GREEN FUND 1 (Q), L.P.		GOTHAM GREEN PARTNERS SPV V, L.P.

By:	Gotham Green GP 1, LLC, its general partner	By:	Gotham Green GP V, LLC, its general partner

By:	/s/ Jason Adler	By:	/s/ Jason Adler
Name:	Jason Adler	Name:	Jason Adler
Its:	Managing Member	Its:	Managing Member

GOTHAM GREEN FUND II, L.P.		GOTHAM GREEN FUND II (Q), L.P.

By:	Gotham Green GP II, LLC, its general partner	By:	Gotham Green GP II, LLC, its general partner

By:	/s/ Jason Adler	By:	/s/ Jason Adler
Name:	Jason Adler	Name:	Jason Adler
Its:	Managing Member	Its:	Managing Member

LENDERS (CONTINUED):

COLLATERAL AGENT:

GOTHAM GREEN ADMIN 1, LLC
a Delaware limited liability company

By:	/s/ Jason Adler
Name:	Jason Adler
Its:	Managing Member

SCHEDULE “A”

CANADIAN “ACCREDITED INVESTOR” CERTIFICATE

(PLEASE CHECK THE BOX OF THE APPLICABLE CATEGORY OF ACCREDITED INVESTOR)

**If you check box (j), (k) or (l), you must also complete a Risk Acknowledgement Form to be provided by the Company

☐	(a)	except in Ontario, a Canadian financial institution, or a Schedule III bank;

☐	(a.1)	in Ontario, a financial institution that is (i) a bank listed in Schedule I, II or III of the Bank Act (Canada); (ii) an association to which the Cooperative Credit Associations Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act; or (iii) a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be;

☐	(b)	except in Ontario, the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

☐	(c)	a subsidiary of any person or company referred to in paragraphs (a), (a.1) or (b), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐	(d)	a person or company registered under the securities legislation of a jurisdiction (province or territory) of Canada as an adviser or dealer;

☐	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

☐	(e.1)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

☐	(f)	he Government of Canada or a jurisdiction (province or territory) of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction (province or territory) of Canada;

☐	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scolaire de l’ile de Montreal or an intermunicipal management board in Quebec;

☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

☐	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction (province or territory) of Canada;

☐	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds $1,000,000; [PLEASE ALSO COMPLETE SECTIONS 2-4 OF THE RISK ACKNOWLEDGEMENT FORM]

☐	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000;

☐	(k)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year; [PLEASE ALSO COMPLETE SECTIONS 2-4 OF THE RISK ACKNOWLEDGEMENT FORM]

☐	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000; [PLEASE ALSO COMPLETE SECTIONS 2-4 OF THE RISK ACKNOWLEDGEMENT FORM]

☐	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

☐	(n)	an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] or 2.19 [Additional investment in investment funds] of NI 45-106, or (iii) a person described in sub-paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

☐	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt;

☐	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐	(q)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

☐	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

☐	(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

☐	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser;

☐	(v) (i)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as an accredited investor; or (ii) in Ontario, a person that is recognized or designated by the Ontario Securities Commission as an accredited investor; or

☐	(w)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

For the purposes hereof, the following definitions are included for convenience:

(a)	“bank” means a bank named in Schedule I or II of the Bank Act (Canada);

(b)	“Canadian financial institution” means (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(c)	“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

(d)	“financial assets” means (i) cash, (ii) securities, or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(e)	“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(f)	“investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;

(g)	person” includes

(i)       an individual,

(ii)       a corporation,

(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons whether incorporated or not, and
(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative.

(h)	“related liabilities” means (i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (ii) liabilities that are secured by financial assets;

(i)	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(j)	“spouse” means, an individual who, (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(k)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

In NI 45-106 a person or company is considered to be an affiliated entity of another person or company if one is a subsidiary entity of the other, or if both are subsidiary entities of the same person or company, or if each of them is controlled by the same person or company.

In NI 45-106 a person (first person) is considered to control another person (second person) if (a) the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

In NI 45-106 a trust company or trust corporation described in paragraph (p) above of the definition of “accredited investor” (other than in respect of a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada) is deemed to be purchasing as principal.

In NI 45-106 a person described in paragraph (q) above of the definition of “accredited investor” is deemed to be purchasing as principal.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The foregoing certificate is true and accurate as of the date of this certificate and will be true and accurate as of the Closing Date.

Dated: _______ _____, 2018

NON-INDIVIDUAL PURCHASERS SIGNATURE

(Print Name of Purchaser Above)

By:
(Authorized Signatory Sign Above)

(Print Name of Authorized Signatory Above)

(Print Official Capacity or Title of Authorized Signatory Above)

SCHEDULE “B”

U.S. ACCREDITED INVESTOR CERTIFICATE

The undersigned Lender hereby certifies that it is an Accredited Investor as that term is defined in Rule 501(a) of Regulation D adopted pursuant to the United States Securities Act of 1933, as amended (the “U.S. Securities Act”). The specific category(s) of Accredited Investor applicable to the undersigned is checked below. All references to dollar amounts in this Schedule A are to the lawful currency of the United States.

______	(a) Any bank as defined in Section 3(a)(2) of the U.S. Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; any insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; any investment company registered under the United States Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the United States Small Business Investment Act of 1958, as amended; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of USD$5,000,000; any employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of USD$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

______	(b) Any private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940, as amended;

______	(c) Any organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, corporation, limited liability company, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of USD$5,000,000;

______	(d) Any trust with total assets in excess of USD$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person, being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

______	(e) Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds USD$1,000,000 (Note: For the purposes of calculating net worth, (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of this certification, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of this certification exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability);

______	(f) Any natural person who had an individual income in excess of USD$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of USD$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

______	(g) Any director, executive officer or general partner of the issuer of the securities being offered or sold, or any director, executive officer or general partner of a general partner of that issuer; or

______	(h) Any entity in which all of the equity owners meet the requirements of at least one of the above categories – if this category is selected, you must identify each equity owner and provide statements from each demonstrating how they qualify as a U.S. Accredited Investor.

IN WITNESS WHEREOF, the undersigned has executed this U.S. Accredited Investor Certificate this _____ day of , 2020.

Name of Lender

By:
Name:
Title:

SCHEDULE “C”

FORM OF DECLARATION FOR REMOVAL OF LEGEND

(Available for Common Shares issued when the Issuer qualified as a Foreign Private Issuer)

TO: iAnthus Capital Holdings, Inc. (the “Issuer”)

AND TO: Registrar and transfer agent for the shares of the Issuer

The undersigned (A) acknowledges that the sale of the __________ common shares in the capital of the Issuer represented by certificate number ________, to which this declaration relates, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that (1) the undersigned is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Issuer (except solely by virtue of being an officer or director of the Issuer) or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of the TSX Venture Exchange or a designated offshore securities market within the meaning of Rule 902(b) of Regulation S under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged in any directed selling efforts in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act); (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S under the U.S. Securities Act with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act. Unless otherwise specified, terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated: _______________________

X

Signature of individual (is Seller is an individual)

X
Authorized signatory (if Seller is not an individual)

Name of Seller (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

Affirmation by Seller’s Broker-Dealer

(Required for sales pursuant to Section (B)(2)(b) above)

We have read the representations of our customer __________ (the “Seller”) contained in the foregoing Declaration for Removal of Legend, dated ________, 20__, with regard to the sale, for such Seller’s account, of _______ common shares (the “Securities”) of the Issuer represented by certificate number ________. We have executed sales of the Securities pursuant to Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), on behalf of the Seller. In that connection, we hereby represent to you as follows:

(1)	no offer to sell Securities was made to a person in the United States;

(2)	the sale of the Securities was executed in, on or through the facilities of the Toronto Stock Exchange, the TSX Venture Exchange or another designated offshore securities market (as defined in Rule 902(b) of Regulation S under the U.S. Securities Act), and, to the best of our knowledge, the sale was not pre-arranged with a buyer in the United States;

(3)	no “directed selling efforts” were made in the United States by the undersigned, any affiliate of the undersigned, or any person acting on behalf of the undersigned; and

(4)	we have done no more than execute the order or orders to sell the Securities as agent for the Seller and will receive no more than the usual and customary broker’s commission that would be received by a person executing such transaction as agent.

For purposes of these representations: “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the undersigned; “directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Securities (including, but not be limited to, the solicitation of offers to purchase the Securities from persons in the United States); and “United States” means the United States of America, its territories or possessions, any State of the United States, and the District of Columbia.

Legal counsel to the Issuer shall be entitled to rely upon the representations, warranties and covenants contained herein to the same extent as if this affirmation had been addressed to them.

Name of Firm

By:
Authorized Signatory

EXHIBIT “A”

FORM OF WARRANT CERTIFICATE

[See Next Page]

WARRANT CERTIFICATE

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [●]1.

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF CLAUSE (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

THESE WARRANTS MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR A PERSON IN THE UNITED STATES UNLESS THE SHARES ISSUABLE UPON EXERCISE OF THESE WARRANTS HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

THE WARRANTS REPRESENTED HEREBY WILL BE VOID AND OF NO VALUE AFTER 5:00 P.M. (TORONTO TIME) ON [●]2, SUBJECT TO THE TERMS AND CONDITIONS HEREIN, UNLESS HOLDER HAS EXERCISED ITS RIGHTS PRIOR THERETO.

IANTHUS CAPITAL HOLDINGS, INC.

(Incorporated under the laws of British Columbia)

Certificate Number: [●]

[●] Warrants to Purchase

[●] Shares

[1]	Tranche 2: January 31, 2020. Tranches 3 and 4 if applicable: four months and a day after the applicable funding date.

[2]	Tranche 2: September 30, 2022. Tranches 3 and 4 if applicable: insert the date that is 36 months following the applicable funding date.

COMMON SHARE PURCHASE WARRANTS

THIS IS TO CERTIFY THAT, for value received, [●], a limited partnership established under the laws of Delaware, or its lawful assignee (the “Holder”) is entitled to subscribe for and purchase up to [●] fully paid and non-assessable common shares (collectively the “Shares” and individually, a “Share”) in the capital of the iAnthus Capital Holdings Inc. (the “Company”), at a price of US$[●]3 per Share at any time on or before 5:00 p.m. Toronto time on [●]4 (the “Expiry Date”), subject to the right of the Company, in its sole discretion, to extend the Expiry Date for an additional 12 months as provided for herein. This Warrant is subject to the provisions of the Terms and Conditions attached hereto as Schedule “A” and forming part hereof.

The rights represented by this Warrant Certificate may be exercised by the Holder, in whole or in part (but not as to a fraction of a Share) by surrender of this Warrant Certificate (properly endorsed as required), together with a Warrant Exercise Form in the form attached hereto as APPENDIX “B”, duly completed and executed, to the Company at 420 Lexington Avenue, Suite 414, New York, New York 10170, United States (Attention: Chief Financial Officer), or such other address as the Company may from time to time in writing direct, together with a certified cheque or bank draft payable to or to the order of the Company in payment of the purchase price of the number of Shares subscribed for. The Holder is advised to read “Instruction to Holders” attached hereto as APPENDIX “A” for details on how to complete the Warrant Exercise Form (as such term is defined in SCHEDULE “A”).

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be executed by its duly authorized officer, this ________ day of _____________, 20________.

iANTHUS CAPITAL HOLDINGS, INC.

Per:
Authorized Signatory

[3]	Tranche 2: US$1.97. For Tranche 3 and Tranche 4, if applicable, use 130% of the lesser of: (i) the closing market price of iAnthus’ commonshares as quoted on the CSE on September 27, 2019 and (ii) the closing market price of iAnthus’ common shares as quoted on the CSE the Business Day immediately prior to the Tranche 3 Funding Date or the Tranche 4 Funding Date, respectively.
[4]	Tranche 2: September 30, 2022. Tranches 3 and 4 if applicable: insert the date that is 36 months following the applicable funding date.

SCHEDULE “A”

TERMS AND CONDITIONS
ATTACHED TO COMMON SHARE PURCHASE WARRANTS
ISSUED BY iANTHUS CAPITAL HOLDINGS, INC.
(the “Company”)

Each Warrant of the Company, whether single or part of a series, is subject to these Terms and Conditions as they were at the date of issue of the Warrant.

PART 1

DEFINITIONS AND INTERPRETATION

Definitions

Section 1.1 In these Terms and Conditions, except as otherwise expressly provided herein, the following words and phrases will have the following meanings:

(a)	“Company” means iAnthus Capital Holdings, Inc., a corporation incorporated under the Business Corporations Act (British Columbia) and includes any successor corporations;

(b)	“Company’s auditor” means the accountant duly appointed as auditor of the Company;

(c)	“Debenture Purchase Agreement” means the secured debenture purchase agreement dated May 14, 2018 among Gotham Green Fund 1, L.P. Gotham Green Credit Partners SVP 1, L.P. and the other Lenders named therein, the Company, and the Company’s subsidiary iAnthus Capital Management, LLC, as amended by that certain Amendment dated March 4, 2019 and that certain Second Amendment to Secured Debenture Purchase Agreement and Debentures dated as of the date hereof (as further amended, restated, supplemented or otherwise modified from time to time), pursuant to which the Lender has purchased the Senior Secured Debentures;

(d)	“Exercise Price” means US$[●][5] per Share or as may be adjusted pursuant to Section 5;

(e)	“Expiry Date” means [●][6], subject to extension in accordance with Section 4.7;

(f)	“Expiry Time” means 5:00 p.m. (Toronto time) on the Expiry Date;

(g)	“Holder” means the registered holder of a Warrant;

(h)	“Lender” shall have the meaning ascribed thereto in the Debenture Purchase Agreement;

[5]	Tranche 2: US$1.97. For Tranche 3 and Tranche 4, if applicable, use 130% of the lesser of: (i) the closing market price of iAnthus’ common shares as quoted on the CSE on September 27, 2019 and (ii) the closing market price of iAnthus’ common shares as quoted on the CSE the Business Day immediately prior to the Tranche 3 Funding Date or the Tranche 4 Funding Date, respectively.
[6]	Tranche 2: September 30, 2022. Tranches 3 and 4 if applicable: insert the date that is 36 months following the applicable funding date

(i)	“person” means an individual, corporation, partnership, trustee or any unincorporated organization, and words importing persons have a similar meaning;

(j)	“Senior Secured Debentures” means the 13% senior secured debentures, dated [●][7], of the Company’s wholly owned subsidiary iAnthus Capital Management, LLC issued to the Lender in the aggregate principal amount of US$[●][8] in accordance with the terms of the Debenture Purchase Agreement;

(k)	“Shares” or “shares” means the common shares in the capital of the Company as constituted at the date of issue of a Warrant and any shares resulting from any event referred to in Part 5;

(l)	“Warrant” means a warrant as evidenced by this certificate, one (1) Warrant entitles the Holder to purchase one (1) common share of the Company (subject to adjustment as provided in this Warrant Certificate) at any time on or prior to the Expiry Time at the Exercise Price set forth on the Warrant Certificate;

(m)	“Warrant Certificate” means this certificate evidencing the Warrants; and

(n)	“Warrant Exercise Form” means APPENDIX “B” hereof.

Interpretation

Section 1.2 In these Terms and Conditions, except as otherwise expressly provided herein:

(a)	the words “herein”, “hereof”, and “hereunder” and other words of similar import refer to this Warrant Certificate as a whole and not to any particular Part, clause, subclause or other subdivision;

(b)	a reference to a Part or a Section means a Part or a Section, as applicable, of these Terms and Conditions;

(c)	the headings are for convenience only, do not form a part of these Terms and Conditions and are not intended to interpret, define or limit the scope, extent or intent of these Terms and Conditions or any of its provisions;

(d)	all dollar amounts referred to herein are expressed in United States dollars funds;

(e)	time will be of the essence hereof; and

(f)	words importing the singular number include the plural and vice versa, and words importing the masculine gender include feminine and neuter genders.

Applicable Law

Section 1.3 The Warrants will be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable thereto and will be treated in all respects as legal contracts under the laws of the Province of British Columbia.

[7]	Tranche 2: September 30, 2019. Tranches 3 and 4 if applicable: insert the applicable funding date.
[8]	Tranche 2: US$20,000,000. Tranche 3 if applicable: US$35,000,000. Tranche 4 if applicable: US$30,500,000.

PART 2

ISSUE OF WARRANTS

Additional Warrants

Section 2.1 The Company may at any time and from time to time issue Warrants or grant options or similar rights to purchase shares of the Company.

Issue in Substitution for Lost Warrants

Section 2.2 In case a Warrant Certificate will become mutilated, lost, destroyed or stolen, the Company in its discretion may issue and deliver a new Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen in exchange for, and in place of, and upon cancellation of, such mutilated Warrant Certificate, or in lieu of and in substitution for such lost, destroyed or stolen Warrant Certificate, and the Warrants represented by such substituted Warrant Certificate will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants of the same issue. The Company may charge a reasonable fee for the issuance and delivery of a new Warrant Certificate.

Section 2.3 The applicant for the issue of a new Warrant Certificate pursuant hereto will bear the cost of the issue thereof and in the case of loss, destruction or theft furnish to the Company such evidence of ownership, and of loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as will be satisfactory to the Company in its reasonable discretion; and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion and will pay the reasonable charges of the Company in connection therewith.

Holder not a Shareholder

Section 2.4 The holding of a Warrant alone will not constitute the Holder a shareholder of the Company with respect to the Shares issuable upon exercise of such Warrant, nor entitle the Holder to any right or interest in respect thereof, except as expressly provided in this Warrant Certificate.

Securities Law Exemption

Section 2.5 The Holder acknowledges and agrees that the Warrants and any Shares issued pursuant to the exercise of any Warrants have been or will be issued only on a “private placement” basis and that the Company has no obligation to, and does not intend to, file any prospectus or registration statement in any jurisdiction in order to qualify any of such Warrants and/or Shares for resale to the public.

PART 3

OWNERSHIP

Exchange of Warrants

Section 3.1 A Warrant Certificate in any authorized denomination, upon compliance with the reasonable requirements of the Company, may be exchanged for a Warrant Certificate(s) in any other authorized denomination of the same issue entitling the Holder to purchase an equal aggregate number of Shares at the same Exercise Price and on the same terms as the Warrant Certificate so exchanged.

Section 3.2 Warrants may be exchanged only with the Company. Any Warrants tendered for exchange will be surrendered to the Company and cancelled.

Section 3.3 The Warrants are transferable by the Holder completing and submitting to the Company a completed and duly executed Warrant Transfer Form.

Charges for Exchange

Section 3.4 On exchange of Warrants, except as otherwise herein provided, payment of any transfer taxes or governmental or other charges which are obligations of the party requesting such exchange will be made by such party.

Ownership of Warrants

Section 3.5 The Company may deem and treat the Holder of a Warrant as the absolute owner of such Warrant for all purposes and will not be affected by any notice or knowledge to the contrary.

Notice to Holder

Section 3.6 Unless herein otherwise expressly provided, any notice to be given hereunder to a Holder will be deemed to be validly given, if mailed to the address of the Holder as set out on the Warrant Certificate or the applicable Warrant Transfer Form. Any notice so given will be deemed to have been received five days from the date of mailing to the Holder or any market intermediary then holding the Warrants of the Holder in any trust account.

PART 4

EXERCISE OF WARRANTS

Method of Exercise of Warrants

Section 4.1 The right to purchase Shares conferred by a Warrant may be exercised by the Holder surrendering the Warrant Certificate, together with a duly completed and executed Warrant Exercise Form and a certified cheque, bank draft, or wire transfer payable to, or to the order of the Company at the address as set out on the Warrant Certificate, for the purchase price applicable at the time of surrender in respect of the shares subscribed for in lawful money of Canada to the Company at the address as set out on the Warrant Exercise Form.

Effect of Exercise of Warrants

Section 4.2 Upon surrender and payment as aforesaid, the shares so subscribed for will be deemed to have been issued, and the Holder will be deemed to have become the holder of such shares on the date of such surrender and payment, and such shares will be issued at the Exercise Price as may be adjusted in the events and in the manner described herein.

Section 4.3 Within two business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the person in whose name the shares are directed to be registered as specified in such Warrant Exercise Form, or if no such direction is given, the Holder, a certificate for the appropriate number of shares not exceeding those which the Holder is entitled to purchase pursuant to the Warrant Certificate surrendered.

Subscription for Less than Entitlement

Section 4.4 A Holder may purchase a number of Shares less than the number which the Holder is entitled to purchase pursuant to the surrendered Warrant Certificate. In the event of any purchase of a number of shares less than the number which can be purchased pursuant to a Warrant Certificate, the Holder, upon exercise thereof, will, in addition to certificates representing shares issued on such exercise, and be entitled to receive a new Warrant Certificate in respect of the balance of the shares which the Holder was entitled to purchase pursuant to the surrendered Warrant Certificate but which were not then purchased.

Warrants for Fractions of Shares

Section 4.5 To the extent that a Holder is entitled to receive on the exercise or partial exercise thereof a fraction of a Share, such right may be exercised in respect of such fraction only in combination with another Warrant which in the aggregate will entitle the Holder to receive a whole number of Shares.

Expiration of Warrants

Section 4.6 After the Expiry Date, all rights under the Warrants will wholly cease and terminate, and the Warrants will thereupon be void and of no effect.

Section 4.7 In the event that the Company exercises its right to extend the maturity date of the Debentures by twelve (12) months, such that the Debentures mature on May 14, 2022, the Expiry Date shall automatically be extended for an additional twelve (12) months, such that the rights under this Warrant shall be exercisable until 5:00 p.m. Toronto time on September 30, 2023.

Exercise Price

Section 4.8 The price per Share which must be paid to exercise a Warrant is the Exercise Price, as may be adjusted in the events and in the manner described herein.

Class of Securities

Section 4.9 Notwithstanding anything contained in this Schedule “A” or the Warrant Certificate to which this Schedule “A” is attached, the Shares issued upon exercise of the Warrants will be common shares in the capital of the Company.

PART 5

ADJUSTMENTS AND ACCELERATION

Section 5.1 Adjustments

(1)	Definitions: For the purposes of this Part 5, unless there is something in the subject matter or context inconsistent therewith, the words and terms defined below shall have the respective meanings specified therefor in this subsection:

(a)	“Adjustment Period” means the period commencing on the date of issue of this Warrant and ending at the Expiry Time;

(b)	“Current Market Price” means the price per share equal to the weighted average price at which the Shares have traded on the Canadian Securities Exchange or a senior stock exchange or, if the Shares are not then listed on such an exchange, in the over-the-counter market, during the period of any twenty (20) consecutive trading days ending not more than five (5) business days before such date;

(c)	“director” means a director of the Company at the relevant time and, unless otherwise specified herein, a reference to action “by the directors” means action by the directors of the Company as a board or, whenever empowered, action by any committee of the directors of the Company; and

(d)	“trading day” with respect to a stock exchange or over-the-counter market means a day on which such stock exchange or market is open for business.

(2)	Adjustments: The Exercise Price and the number of Shares issuable to the Holder pursuant to this Warrant shall be subject to adjustment from time to time in the events and in the manner provided as follows:

(a)	If at any time during the Adjustment Period the Company shall:

(i)	fix a record date for the issue of, or issue, Shares to the holders of all or substantially all of the outstanding Shares by way of a stock dividend;

(ii)	fix a record date for the distribution to, or make a distribution to, the holders of all or substantially all of the Shares payable in Shares or securities exchangeable or exercisable for or convertible into Shares;

(iii)	subdivide the outstanding Shares into a greater number of Shares; or

(iv)	consolidate the outstanding Shares into a lesser number of Shares;

(any of such events in subclauses 5.1(2)(a)(i), 5.1(2)(a)(ii), 5.1(2)(a)(iii) and 5.1(2)(a)(iv) above being herein called a “Share Reorganization”), the Exercise Price shall be adjusted on the earlier of the record date on which holders of Shares are determined for the purposes of the Share Reorganization and the effective date of the Share Reorganization to the amount determined by multiplying the Exercise Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction:

(A)	the numerator of which shall be the number of Shares outstanding on such record date or effective date, as the case may be, before giving effect to such Share Reorganization; and

(B)	the denominator of which shall be the number of Shares which will be outstanding immediately after giving effect to such Share Reorganization (including in the case of a distribution of securities exchangeable or exercisable for or convertible into Shares, the number of Shares that would be outstanding had such securities all been exchanged or exercised for or converted into Shares on such date).

To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection 5.1(2)(a) as a result of the fixing by the Company of a record date for the distribution of securities exchangeable for or convertible into Shares, the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange or conversion right to the Exercise Price which would then be in effect based upon the number of Share actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right. If the Holder has not exercised its right to subscribe for and purchase Shares on or prior to the record date of such stock dividend or distribution or the effective date of such subdivision or consolidation, as the case may be, upon the exercise of such right thereafter shall be entitled to receive and shall accept in lieu of the number of Shares then subscribed for and purchased by the Holder, at the Exercise Price determined in accordance with this Subsection 5.1(2)(a) the aggregate number of Shares that the Holder would have been entitled to receive as a result of such Share Reorganization, if, on such record date or effective date, as the case may be, the Holder had been the holder of record of the number of Shares so subscribed for and purchased.

(b)	If at any time during the Adjustment Period the Company shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Shares of rights, options or warrants pursuant to which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (such period being the “Rights Period”), to subscribe for or purchase Share or securities exchangeable for or convertible into Shares at a price per share to the holder (or in the case of securities exchangeable for or convertible into Shares, at an exchange or conversion price per share) at the date of issue of such securities of less than 95% of the Current Market Price of the Shares on such record date (any of such events being called a “Rights Offering”), the Exercise Price shall be adjusted effective immediately after the record date for such Rights Offering to the amount determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i)	the numerator of which shall be the aggregate of:

(A)	the number of Shares outstanding on the record date for the Rights Offering; and

(B)	the quotient determined by dividing:

either: (a) the product of the number of Shares offered during the Rights Period pursuant to the Rights Offering and the price at which such Shares are offered; or (b) the product of the exchange, exercise or conversion price of the securities so offered and the number of Shares for or into which the securities offered pursuant to the Rights Offering may be exchanged, exercised or converted, as the case may be; by the Current Market Price of the Shares as of the record date for the Rights Offering; and

(ii)	the denominator of which shall be the aggregate of the number of Shares outstanding on such record date and the number of Shares offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable or exercisable for or convertible into Shares, the number of Shares into which such securities may be exchanged, exercised or converted).

Any Share owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection 5.1(2)(b) as a result of the fixing by the Company of a record date for the issue or distribution of rights, options or warrants referred to in this Subsection 5.1(2)(b), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(c)	If at any time during the Adjustment Period the Company shall fix a record date for the issue or distribution to the holders of all or substantially all of the Share of:

(i)	shares of the Company of any class other than Shares;

(ii)	rights, options or warrants to acquire Shares or securities exchangeable or exercisable for or convertible into Shares (other than rights, options or warrants pursuant to which holders of Shares are entitled, during a period expiring not more than 45 days after the record date for such issue, to subscribe for or purchase Shares or securities exchangeable or exercisable for or convertible into Shares at a price per share (or in the case of securities exchangeable or exercisable for or convertible into Shares at an exchange, exercise or conversion price per share on the record date for the issue of such securities) of at least 95% of the Current Market Price of the Shares on such record date);

(iii)	evidences of indebtedness of the Company; or

(iv)	any property or assets of the Company;

and if such issue or distribution does not constitute a Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exercise Price shall be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Exercise Price in effect on the record date for the Special Distribution by a fraction:

(A)	the numerator of which shall be the difference between

the product of the number of Shares outstanding on such record date and the Current Market Price of the Shares on such record date, and the fair value, as determined by the directors of the Company, to the holders of Shares of the shares, rights, options, warrants, evidences of indebtedness or property or assets to be issued or distributed in the Special Distribution, and

(B)	the denominator of which shall be the product obtained by multiplying the number of Shares outstanding on such record date by the Current Market Price of the Shares on such record date.

Any Shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection 5.1(2)(c) as a result of the fixing by the Company of a record date for the issue or distribution of rights, options or warrants to acquire Shares or securities exchangeable or exercisable for or convertible into Shares referred to in this Subsection 5.1(2)(c), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, exercise or conversion right to the amount which would then be in effect if the fair market value had been determined on the basis of the number of Shares issued and remaining issuable immediately after such expiry, and shall be further readjusted in such manner upon the expiry of any further such right.

(d)	If at any time during the Adjustment Period there shall occur:

(i)	a reclassification or redesignation of the Shares, any change of the Shares into other shares or securities or any other capital reorganization involving the Shares other than a Share Reorganization;

(ii)	a consolidation, amalgamation or merger of the Company with or into any other body corporate which results in a reclassification or redesignation of the Shares or a change of the Shares into other shares or securities; or

(iii)	the transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or entity;

(any of such events being herein called a “Capital Reorganization”), after the effective date of the Capital Reorganization, the Holder shall be entitled to receive, and shall accept, for the same aggregate consideration, upon exercise of this Warrant, in lieu of the number of Shares which the Holder was theretofore entitled to purchase or receive upon the exercise of this Warrant, the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization which the Holder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Shares to which the Holder was theretofore entitled to purchase or receive upon the exercise of this Warrant. If necessary, as a result of any Capital Reorganization, appropriate adjustments shall be made in the application of the provisions of this Warrant Certificate with respect to the rights and interest thereafter of the Holder to the end that the provisions of this Warrant Certificate shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of this Warrant.

(e)	If at any time during the Adjustment Period any adjustment or readjustment in the Exercise Price shall occur pursuant to the provisions of Subsections 5.1(2)(a), 5.1(2)(b), or 5.1(2)(c) hereof, then the number of Shares purchasable upon the subsequent exercise of this Warrant shall be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment or readjustment by a fraction which shall be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price.

(3)	Rules: The following rules and procedures shall be applicable to adjustments made pursuant to Subsection 5.1(2) of this Warrant.

(a)	Subject to the following provisions of this Subsection 5.1(3), any adjustment made pursuant to Subsection 5.1(2) hereof shall be made successively whenever an event referred to therein shall occur.

(b)	No adjustment in the Exercise Price shall be required unless such adjustment would result in a change of at least one per cent in the then Exercise Price; provided, however, that any adjustments which except for the provision of this Subsection 5.1(3)(b) would otherwise have been required to be made shall be carried forward and taken into account in any subsequent adjustment. Notwithstanding any other provision of Subsection 5.1(2) hereof, no adjustment of the Exercise Price shall be made which would result in an increase in the Exercise Price or a decrease in the number of Shares issuable upon the exercise of this Warrant (except in respect of the Share Reorganization described in Subsection 5.1(2)(a)(iv) hereof or a Capital Reorganization described in Subsection 5.1(2)(d)(ii) hereof).

(c)	No adjustment in the Exercise Price or in the number or kind of securities purchasable upon the exercise of this Warrant shall be made in respect of any event described in Section 5.1 hereof if the Holder is entitled to participate in such event on the same terms mutatis mutandis as if the Holder had exercised this Warrant prior to or on the record date or effective date, as the case may be, of such event.

(d)	No adjustment in the Exercise Price or in the number of Shares purchasable upon the exercise of this Warrant shall be made pursuant to Subsection 5.1(2) hereof in respect of the issue from time to time of Shares and Shares pursuant to this Warrant Certificate or pursuant to any stock option, stock purchase or stock bonus plan in effect from time to time for directors, officers or employees of the Company and/or any subsidiary of the Company and any such issue, and any grant of options in connection therewith, shall be deemed not to be a Share Reorganization, a Rights Offering nor any other event described in Subsection 5.1(2) hereof.

(e)	If at any time during the Adjustment Period the Company shall take any action affecting the Shares, other than an action described in Subsection 5.1(2) hereof, which in the opinion of the directors would have a material adverse effect upon the rights of the Holder, either or both the Exercise Price and the number of Shares purchasable upon exercise of this Warrant shall be adjusted in such manner and at such time by action by the directors, in their sole discretion, as may be equitable in the circumstances; provided, however, that any such adjustment shall be subject to the approval of the applicable recognized stock exchange (if the Shares are then listed on such stock exchange) and any other required regulatory approvals.

(f)	If the Company shall set a record date to determine holders of Shares for the purpose of entitling such holders to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such holders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price or the number of Shares purchasable upon exercise of this Warrant shall be required by reason of the setting of such record date.

(g)	In any case in which this Warrant shall require that an adjustment shall become effective immediately after a record date for an event referred to in Subsection 5.1(2) hereof, the Company may defer, until the occurrence of such event:

(i)	issuing to the Holder, to the extent that this Warrant is exercised after such record date and before the occurrence of such event, the additional Shares issuable upon such exercise by reason of the adjustment required by such event; and

(ii)	delivering to the Holder any distribution declared with respect to such additional Shares after such record date and before such event;

provided, however, that the Company shall deliver to the Holder an appropriate instrument evidencing the right of the Holder, upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price and the number of Shares purchasable upon the exercise of this Warrant and to such distribution declared with respect to any such additional Shares issuable on this exercise of this Warrant.

(h)	In the absence of a resolution of the directors fixing a record date for a Rights Offering, the Company shall be deemed to have fixed as the record date therefor the date of the issue of the rights, options or warrants issued pursuant to the Rights Offering.

(i)	If a dispute shall at any time arise with respect to adjustments of the Exercise Price or the number of Shares purchasable upon the exercise of this Warrant, such disputes shall be conclusively determined by a firm of independent chartered accountants mutually acceptable to the Company and the Holder other than the auditors of the Company and any such determination shall be conclusive evidence of the correctness of any adjustment made pursuant to Subsection 5.1(2) hereof and shall be binding upon the Company and the Holder.

(j)	As a condition precedent to the taking of any action which would require an adjustment pursuant to Subsection 5.1(2) hereof, including the Exercise Price and the number or class of Shares or other securities which are to be received upon the exercise thereof, the Company shall take any action which may, in the opinion of counsel to the Company, be necessary in order that the Company may validly and legally issue as fully paid and non-assessable shares all of the Shares or other securities which the Holder is entitled to receive in accordance with the provisions of this Warrant Certificate.

(4)	Notice: At least seven (7) days prior to any record date or effective date, as the case may be, for any event which requires or might require an adjustment in any of the rights of the Holder under this Warrant, including the Exercise Price and the number of Shares which are purchasable under this Warrant, the Company shall deliver to the Holder a certificate of the Company specifying the particulars of such event and, if determinable, the required adjustment and the calculation of such adjustment. In case any adjustment for which a notice in this Subsection 5.1(4) has been given is not then determinable, the Company shall promptly after such adjustment is determinable deliver to the Holder a certificate providing the calculation of such adjustment. The Company hereby covenants and agrees that the register of transfers and transfer books for the Shares will be open, and that the Company will not take any action which might deprive the Holder of the opportunity of exercising the rights of subscription contained in this Warrant Certificate, during such seven (7) day period.

Determination of Adjustments

Section 5.2 If any question will at any time arise with respect to any adjustments to be made under Part 5, such question will be conclusively determined by the Company’s auditor, or, if the Company’s auditor declines to so act, any other chartered accountant that the Company and the Holder mutually agree upon and designate (acting reasonably) and who will have access to all appropriate records, and such determination will be binding upon the Company and the Holder.

Hold Period

Section 5.3 In addition to the hold period set out on the face page of this warrant and the restriction set out in Part 7, the Shares received by the Holder upon the exercise of the Warrants may be subject to a hold period as determined by the policies of the Canadian Securities Exchange and/or other applicable securities laws of stock exchange polices the Company is then listed on.

PART 6

COVENANTS BY THE COMPANY

Reservation of Shares

Section 6.1 The Company will reserve, and there will remain unissued out of its authorized capital, a sufficient number of shares to satisfy the rights of purchase provided for in all Warrants from time to time outstanding.

PART 7

RESTRICTION ON EXERCISE

Section 7.1 Any certificates representing Shares issued upon exercise of the Warrants prior to the date that is four months and one day after the date of issue of the Warrants, and any Shares issued in exchange for such Shares, will bear the following legends:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [●]9.”

provided that at any time subsequent to the date which is four months and one day after the date hereof, any certificate representing any such Shares may be exchanged for a certificate bearing no such legends.

Section 7.2 This Warrant and the Shares to be issued upon its exercise have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States. This Warrant may not be exercised in the United States, or by or for the account or benefit of a U.S. person or a person in the United States, unless (i) the Shares are registered under the U.S. Securities Act and the applicable laws of any such state or (ii) an exemption from such registration requirements is available and, in either case, the Holder has complied with the requirements set forth in the Warrant Exercise Form attached hereto as APPENDIX “B”. “United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

[9]	Tranche 2: January 31, 2020. Tranches 3 and 4: four months and a day after the applicable funding date.

Section 7.3 Any Shares issued upon exercise of this Warrant in the United States, or to or for the account or benefit of a U.S. person or a person in the United States, will be “restricted securities”, as defined in Rule 144(a)(3) under the U.S. Securities Act. The certificates representing such Shares, as well as all certificates issued in exchange or in substitution therefor, until such time as is no longer required under the applicable requirements of the U.S. Securities Act, or applicable state securities laws, will bear, on the face of such certificate, the following legends:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.”

provided, that if the Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act (“Regulation S”) and such Shares were acquired at a time when the Company is a “foreign issuer” as defined in Regulation S, the legends set forth above in this Section 7.3 may be removed by providing a declaration to the registrar and transfer agent of the Company, as set forth in Appendix “D” attached hereto (or in such other form as the Company may prescribe from time to time); and provided, further, that, if the Shares are being sold otherwise than in accordance with Rule 904 of Regulation S and other than to the Company, the legends may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company that such legends are no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

Section 7.4 Notwithstanding any provision to the contrary contained herein, no Shares will be issued pursuant to the exercise of any Warrant if the issuance of such securities would constitute a violation of the securities laws of any applicable jurisdiction, and the certificates evidencing the Shares thereby issued may bear such legend as may, in the opinion of legal counsel to the Company, be necessary in order to avoid a violation of any securities laws of any applicable jurisdiction or to comply with the requirements of any stock exchange on which the Shares of the Company are listed, provided that, at any time, in the opinion of legal counsel to the Company, such legends are no longer necessary in order to avoid a violation of any such laws, or the holder of any such legended certificate, at that holder’s expense, provides the Company with evidence reasonably satisfactory in form and substance to the Company (which may include an opinion of legal counsel reasonably satisfactory to the Company) to the effect that such holder is entitled to sell or otherwise transfer such Shares in a transaction in which such legends are not required, such legended certificate may thereafter be surrendered to the Company in exchange for a certificate which does not bear such legend.

PART 8

MODIFICATION OF TERMS, SUCCESSORS

Modification of Terms and Conditions for Certain Purposes

Section 8.1 From time to time the Company may, subject to the provisions of the Warrant Certificate, when so directed by the Holder, modify the terms and conditions hereof, for any one or more or all of the following purposes:

(a)	adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of counsel for the Company, are reasonably necessary or advisable in the circumstances;

(b)	making such provisions not inconsistent herewith as may be reasonably necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of Warrants on any stock exchange or house;

(c)	adding to or altering the provisions hereof in respect of the registration of Warrants making provision for the exchange of Warrant Certificates of different denominations; and making any modification in the form of Warrant Certificates which does not affect the substance thereof;

(d)	for any other purpose not inconsistent with the terms hereof, including the correction or rectification of any ambiguities, defective provisions, errors or omissions herein; and

(e)	to evidence any succession of any corporation and the assumption by any successor of the covenants of the Company herein and in the Warrants contained as provided hereafter in this Part 8.

The Company may Amalgamate on Certain Terms

Section 8.2 Nothing herein contained will prevent any amalgamation or merger of the Company with or into any other company, or the sale of the property or assets of the Company to any company lawfully entitled to acquire the same; provided however that such amalgamation or merger is permitted under the Debenture Purchase Agreement.

Additional Financings

Section 8.3 Nothing herein contained will prevent the Company from issuing any other securities or rights with respect thereto during the period within which a Warrant is exercisable, upon such terms as the Company may deem appropriate.

[End of Schedule “A”]

APPENDIX “A”

INSTRUCTIONS TO HOLDERS

TO EXERCISE:

To exercise Warrants, the Holder must complete, sign and deliver the Warrant Exercise Form, attached as Appendix “B” and deliver the Warrant Certificate(s) to the Company, indicating the number shares to be acquired.

TO TRANSFER:

To transfer Warrants, the Holder must complete, sign and deliver the Warrant Transfer Form, attached as Appendix “C” and deliver the Warrant Certificate(s) to the Company. The Company may require such other certificates or opinions to evidence compliance with applicable securities legislation in Canada.

To transfer Warrants, the Warrant Holder’s signature on the Warrant Transfer Form must be guaranteed by an authorized officer of a chartered bank, trust company or an investment dealer who is a member of a recognized stock exchange.

GENERAL:

If forwarding any documents by mail, registered mail must be employed.

If the Warrant Exercise Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the Warrant Certificate must also be accompanied by evidence of authority to sign satisfactory to the Company.

The address of the Company is:

iAnthus Capital Holdings, Inc.
420 Lexington Avenue, Suite 414
New York, New York 10170
United States

Attention: Chief Financial Officer

[End of Appendix “A”]

APPENDIX “B”

WARRANT EXERCISE FORM

TO:	iAnthus Capital Holdings, Inc. 420 Lexington Avenue, Suite 414 New York, New York 10170 United States

Attention: Chief Financial Officer

The undersigned Holder of the within Warrants hereby subscribes for common shares (the “Shares”) of iAnthus Capital Holdings, Inc. (the “Company”) pursuant to the within Warrants on the terms and price specified in the Warrants. This subscription is accompanied by a certified cheque, bank draft, or wire transfer payable to or to the order of the Company for the whole amount of the purchase price of the Shares.

The Shares issued upon exercise of the Warrants will be common shares in the capital of the Company.

The undersigned hereby directs that the Shares be registered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES

As at the time of exercise hereunder, the undersigned Holder represents, warrants and certifies as follows (check one):

❑	(A) the undersigned holder at the time of exercise of the Warrant is not in the United States, is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and is not exercising the Warrant for the account or benefit of a U.S. person or a person in the United States (as defined in Regulation S), and did not execute or deliver this exercise form in the United States; OR

❑	(B) the undersigned holder is resident in the United States, is a U.S. person, or is exercising the Warrant for the account or benefit of a U.S. person or a person in the United States (a “U.S. Holder”), and is an “accredited investor”, as defined in Rule 501(a) of Regulation D under the U.S. Securities Act (a “U.S. Accredited Investor”), and has completed the U.S. Accredited Investor Status Certificate in the form attached to this exercise form; OR

❑	(C) if the undersigned holder is a U.S. Holder, the undersigned holder has delivered to the Company and the Company’s transfer agent an opinion of counsel of recognized standing (which will not be sufficient unless it is in form and substance reasonably satisfactory to the Company) or such other evidence reasonably satisfactory to the Company to the effect that with respect to the Shares to be delivered upon exercise of the Warrant, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws, or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

Note: Certificates representing common shares will not be registered or delivered to an address in the United States unless box (B) or (C) immediately above is checked.

If the undersigned Holder has indicated that the undersigned Holder is a U.S. Accredited Investor by marking box (B) above, the undersigned Holder additionally represents and warrants to the Company that:

(2)	the undersigned Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

(3)	the undersigned is: (i) purchasing the Shares for his or her own account or for the account of one or more U.S. Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; (ii) is purchasing the Shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (iii) in the case of the purchase by the undersigned of the Shares as agent or trustee for any other person or persons (each a “Beneficial Owner”), the undersigned holder has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Owner in connection with the transactions contemplated hereby; provided that: (x) if the undersigned holder, or any Beneficial Owner, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the undersigned holder or each such Beneficial Owner was not incorporated or created solely, nor is it being used primarily to permit purchases without a prospectus or registration statement under applicable law; and (y) each Beneficial Owner, if any, is a U.S. Accredited Investor; and

(4)	the undersigned has not exercised the Warrants as a result of any form of general solicitation or general advertising (as such terms are used in Rule 502 of Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio, television, the Internet or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

If the undersigned has indicated that the undersigned is a U.S. Accredited Investor by marking box (B) above, the undersigned also acknowledges and agrees that:

(5)	the Company has provided to the undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering, and the undersigned has had access to such information concerning the Company as the undersigned has considered necessary or appropriate in connection with the undersigned’s investment decision to acquire the Shares;

(6)	if the undersigned decides to offer, sell or otherwise transfer any of the Shares, the undersigned must not, and will not, offer, sell or otherwise transfer any of such Shares directly or indirectly, unless:

(a)       the sale is to the Company;

(b)	the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(c)	the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “blue sky” laws; or

(d)	the Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Company an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company;

(7)	the Shares are “restricted securities” under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the Shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom;

(8)	the Company has no obligation to register any of the Shares or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder);

(9)	the certificates representing the Shares (and any certificates issued in exchange or substitution for the Shares) will bear a legend stating that such securities have not been registered under the U.S. Securities Act or the securities laws of any state of the United States, and may not be offered for sale or sold unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States, or unless an exemption from such registration requirements is available;

(10)	delivery of certificates bearing such a legend may not constitute “good delivery” in settlement of transactions on Canadian stock exchanges or over-the-counter markets, but a new certificate without such a legend will be made available to the undersigned upon provision by the undersigned of a declaration to the registrar and transfer agent (the “Transfer Agent”) of the Company’s common shares in the form attached as Appendix “D” to the Warrant Certificate (or in such other form as the Company may prescribe from time to time) and, if requested by the Company or the Transfer Agent, an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company and the Transfer Agent, to the effect that such sale is being made in compliance with Rule 904 of Regulation S in circumstances where Rule 905 of Regulation S does not apply; and provided, further, that, if any Shares are being sold otherwise than in accordance with Rule 904 of Regulation S and other than to the Company, the legend may be removed by delivery to the Transfer Agent and the Company of an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

(11)	the financial statements of the Company have been prepared in accordance with Canadian generally accepted accounting principles or International Financial Reporting Standards, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

(12)	there may be material tax consequences to the undersigned of an acquisition or disposition of the Shares;

(13)	the Company gives no opinion and makes no representation with respect to the tax consequences to the undersigned under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of any Shares; in particular, no determination has been made whether the Company will be a “passive foreign investment company” (commonly known as a “PFIC”) within the meaning of Section 1297 of the United States Internal Revenue Code;

(14)	funds representing the subscription price for the Shares which will be advanced by the undersigned to the Company upon exercise of the Warrants will not represent proceeds of crime for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the undersigned acknowledges that the Company may in the future be required by law to disclose the undersigned’s name and other information relating to this exercise form and the undersigned’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the subscription price to be provided by the undersigned (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the undersigned, and it shall promptly notify the Company if the undersigned discovers that any of such representations ceases to be true and provide the Company with appropriate information in connection therewith;

(15)	the Company is not obligated to remain a “foreign issuer”; and

(16)	the undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Warrant Exercise Form.

In the absence of instructions to the contrary, the securities or other property will be issued in the name of or to the holder hereof and will be sent by first class mail to the last address of the holder appearing on the register maintained for the Warrants.

DATED this __________ day of __________, 20_____.

In the presence of:

Signature of Witness	Signature of Holder

Witness’s Name	Name and Title of Authorized Signatory for the Holder

INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Warrant Certificate without alteration. If the registration in respect of the certificates representing the Shares to be issued upon exercise of the Warrants differs from the registration of the Warrant Certificates the signature of the registered holder must be guaranteed by an authorized officer of a Canadian chartered bank, or of a major Canadian trust company, or by a medallion signature guarantee from a member recognized under the Signature Medallion Guarantee Program, or from a similar entity in the United States, if this transfer is executed in the United States, or in accordance with industry standards.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Warrant Certificate and the form of subscription are being forwarded by mail, registered mail must be employed.

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

In connection with the exercise of certain outstanding warrants of iANTHUS CAPITAL HOLDINGS, INC. (the “Company”) by the holder, the holder hereby represents and warrants to the Company that the holder, and each beneficial owner (each a “Beneficial Owner”), if any, on whose behalf the holder is exercising such warrants, satisfies one or more of the following categories of Accredited Investor (please write “W/H” for the undersigned holder, and “B/O” for each beneficial owner, if any, on each line that applies):

________ (1)	Any bank as defined in Section 3(a)(2) of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; any investment company registered under the U.S. Investment Corporation Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors” (as such term is defined in Rule 501 of Regulation D of the U.S. Securities Act);

________ (2)	Any private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940;

________ (3)	Any organization described in Section 501(c)(3) of the U.S. Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;

________ (4)	Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment);

_______ (5)	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase, exceeds US$1,000,000 (for the purposes of calculating net worth, (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of this certification, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of this certification exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability);

________ (6)	A natural person who had annual gross income during each of the last two full calendar years in excess of US$200,000 (or together with his or her spouse in excess of US$300,000) and reasonably expects to have annual gross income in excess of US$200,000 (or together with his or her spouse in excess of US$300,000) during the current calendar year, and no reason to believe that his or her annual gross income will not remain in excess of US$200,000 (or that together with his or her spouse will not remain in excess of US$300,000) for the foreseeable future;

________ (7)	Any director or executive officer of the Company; or

________ (8)	Any entity in which all of the equity owners meet the requirements of at least one of the above categories – if this alternative is selected you must identify each equity owner and provide statements from each demonstrating how they qualify as an accredited investor.

[End of Appendix “B”]

APPENDIX “C”

WARRANT TRANSFER FORM

TO:	iAnthus Capital Holdings, Inc.

420 Lexington Avenue, Suite 414

New York, New York 10170

United States

Attention: Chief Financial Officer

FOR VALUE RECEIVED, the undersigned holder (the “Transferor”) of the within Warrants hereby sells, assigns and transfers to ______________ (the “Transferee”), ______________ Warrants of iAnthus Capital Holdings, Inc. (the “Company”) registered in the name of the undersigned on the records of the Company and irrevocably appoints _______________ the attorney of the undersigned to transfer the said securities on the books or register with full power of substitution.

The undersigned hereby directs that the Warrants hereby transferred be issued and delivered as follows:

NAME IN FULL	ADDRESS	NUMBER OF WARRANTS

The Transferor hereby certifies that (check either A or B):

_____	(A)	the transfer of the Warrants is being completed pursuant to an exemption from the registration requirements of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), in which case the Transferor has delivered or caused to be delivered by the Transferee a written opinion of U.S. legal counsel of recognized standing in form and substance reasonably satisfactory to the Company to the effect that the transfer of the Warrants is exempt from the registration requirements of the U.S. Securities Act; or

_____	(B)	the transfer of the Warrants is being made in reliance on Rule 904 of Regulation S under the U.S. Securities Act, and certifies that:

(1)	the undersigned is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Company (except solely by virtue of being an officer or director of the Company) or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”;

(2)	the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) of Regulation S under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

(3)	neither the seller nor any affiliate of the seller nor any person acting on their behalf engaged in any directed selling efforts in connection with the offer and sale of the Warrants;

(4)	the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the Warrants are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act);

(5)	the Transferor does not intend to replace the securities sold in reliance on Rule904 of the U.S. Securities Act with fungible unrestricted securities; and

(6)	the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act.

Unless otherwise specified, terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

DATED this _________ day of __________, 20______.

Signature of Warrant Holder	Signature Guaranteed

INSTRUCTIONS FOR TRANSFER

Signature of the Warrant Holder must be the signature of the person appearing on the face of this Warrant Certificate.

If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Company.

The signature on the Transfer Form must be guaranteed by a chartered bank or trust company, or a member firm of an approved signature guarantee medallion program. The guarantor must affix a stamp bearing the actual words: “SIGNATURE GUARANTEED”.

The Warrants will only be transferable in accordance with applicable laws. The Warrants and the common shares issuable upon exercise thereof have not been and will not be registered under the U.S. Securities Act or under the securities laws of any state of the United States, and may not be transferred to or for the account or benefit of a U.S. person or any person in the United States without registration under the U.S. Securities Act and applicable state securities laws, or compliance with the requirements of an exemption from registration. “United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

[End of Appendix “C”]

APPENDIX “D”

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:	Registrar and transfer agent for the shares of iAnthus Capital Holdings, Inc. (the “Issuer”)

The undersigned (A) acknowledges that the sale of the ________ common shares in the capital of the Issuer represented by certificate number ___________, to which this declaration relates, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that (1) the undersigned is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Issuer (except solely by virtue of being an officer or director of the Issuer) or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) of Regulation S under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged in any directed selling efforts in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act); (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S under the U.S. Securities Act with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act. Unless otherwise specified, terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated: ____________________

Signature of Individual (if Seller is an individual)

Authorized signatory (if Seller is not an individual)

Name of Seller (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (print print)

Affirmation by Seller’s Broker-Dealer

(Required for sales pursuant to Section (B)(2)(b) above)

We have read the representations of our customer ____________________ (the “Seller”) contained in the foregoing Declaration for Removal of Legend, dated _____________, 20__, with regard to the sale, for such Seller’s account, of _________________ common shares (the “Securities”) of the Issuer represented by certificate number ______________. We have executed sales of the Securities pursuant to Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), on behalf of the Seller. In that connection, we hereby represent to you as follows:

(1)	(no offer to sell Securities was made to a person in the United States;

(2)	the sale of the Securities was executed in, on or through the facilities of the Canadian Securities Exchange or another designated offshore securities market (as defined in Rule 902(b) of Regulation S under the U.S. Securities Act), and, to the best of our knowledge, the sale was not pre-arranged with a buyer in the United States;

(3)	no “directed selling efforts” were made in the United States by the undersigned, any affiliate of the undersigned, or any person acting on behalf of the undersigned; and

(4)	we have done no more than execute the order or orders to sell the Securities as agent for the Seller and will receive no more than the usual and customary broker’s commission that would be received by a person executing such transaction as agent.

For purposes of these representations: “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the undersigned; “directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Securities (including, but not be limited to, the solicitation of offers to purchase the Securities from persons in the United States); and “United States” means the United States of America, its territories or possessions, any State of the United States, and the District of Columbia.

Legal counsel to the Issuer shall be entitled to rely upon the representations, warranties and covenants contained herein to the same extent as if this affirmation had been addressed to them.

Name of Firm

Per:
Authorized Signatory

[End of Appendix “D”]

EXHIBIT “B”

FORM OF EXCHANGE WARRANT CERTIFICATE

[See Next Page]

EXCHANGE WARRANT CERTIFICATE

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [●]1.

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF CLAUSE (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

THESE WARRANTS MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR A PERSON IN THE UNITED STATES UNLESS THE SHARES ISSUABLE UPON EXERCISE OF THESE WARRANTS HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

THE WARRANTS REPRESENTED HEREBY WILL BE VOID AND OF NO VALUE AFTER 5:00 P.M. (TORONTO TIME) ON MAY 14, 2021, SUBJECT TO THE TERMS AND CONDITIONS HEREIN, UNLESS HOLDER HAS EXERCISED ITS RIGHTS PRIOR THERETO.

IANTHUS CAPITAL HOLDINGS, INC.

(Incorporated under the laws of British Columbia)

Certificate Number: [●]

[●] Warrants to Purchase

[●] Shares

[1]	Tranche 2: January 31, 2020. Tranche 3 and Tranche 4, if applicable: insert the date that is four months and a date after the issuance date.

EXCHANGE WARRANTS

THIS IS TO CERTIFY THAT, for value received, [●], a limited partnership established under the laws of Delaware, or its lawful assignee (the “Holder”) is entitled to subscribe for and purchase a number of fully paid and non-assessable Shares (as defined in Schedule “A” attached hereto) (collectively the “Shares” and individually, a “Share”) in the capital of iAnthus Capital Holdings, Inc. (the “Company”) equal to the Principal Amount plus, at the Holder’s option, all accrued and unpaid Interest with respect to such Principal Amount and any unpaid fees, into Shares, at a price of US$[●]2 per Share at any time on or before 5:00 p.m. Toronto time on May 14, 2021 (the “Expiry Date”), subject to the right of the Company, in its sole discretion, to extend the Expiry Date for an additional 12 months as provided for herein. This Warrant is subject to the provisions of the Terms and Conditions attached hereto as Schedule “A” and forming part hereof.

The rights represented by this Warrant Certificate may be exercised by the Holder, in whole or in part (but not as to a fraction of a Share) by surrender of this Warrant Certificate (properly endorsed as required), together with a Warrant Exercise Agreement in the form attached hereto as Appendix “B”, and a Debt Assignment Agreement in the form attached hereto as Appendix “E”, each duly completed and executed, to the Company at 420 Lexington Avenue, Suite 414, New York, New York 10170, United States (Attention: Chief Financial Officer), or such other address as the Company may from time to time in writing direct. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder’s designee, as the record owner of such shares, as of the close of business on the date on which the duly executed Exercise Agreement shall have been delivered to the Company (or such later date as may be specified in the Exercise Agreement). Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding three Business Days, after this Warrant shall have been so exercised. The certificate so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificate, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

Notwithstanding anything contained in this Warrant Certificate or the attached Schedule “A”, the Shares issued upon exercise of the Warrants will be common shares in the capital of the Company.

This Warrant Certificate has been issued pursuant to the terms of the Debenture Purchase Agreement (as defined in Schedule “A” attached hereto). Capitalized terms used but not defined herein, shall have the meanings ascribed thereto in the Debenture Purchase Agreement.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be executed by its duly authorized officer, this ___ day of September, 2019.

iANTHUS CAPITAL HOLDINGS, INC.

Per:
Authorized Signatory

[2]	Tranche 2: US$1.89. For Tranche 3 and Tranche 4, if applicable, use 125% of the lesser of: (i) the closing market price of iAnthus’ common shares as quoted on the CSE on September 27, 2019 and (ii) the closing market price of iAnthus’ common shares as quoted on the CSE the Business Day immediately prior to the Tranche 3 Funding Date or the Tranche 4 Funding Date, respectively.

SCHEDULE “A”

TERMS AND CONDITIONS
ATTACHED TO COMMON SHARE EXCHANGE WARRANTS
ISSUED BY iANTHUS CAPITAL HOLDINGS, INC.
(the “Company”)

Each Warrant of the Company, whether single or part of a series, is subject to these Terms and Conditions as they were at the date of issue of the Warrant.

PART 1

DEFINITIONS AND INTERPRETATION

Definitions

Section 1.1 In these Terms and Conditions, except as otherwise expressly provided herein, the following words and phrases will have the following meanings:

(a)	“Business Day” means any day except Saturday, Sunday or any day on which banks are generally not open for business in the, City of Vancouver, British Columbia, City of Toronto, Ontario or New York, New York

(b)	“Company” means iAnthus Capital Holdings, Inc., a corporation incorporated under the Business Corporations Act (British Columbia) and includes any successor corporations;

(c)	“Company’s auditor” means the accountant duly appointed as auditor of the Company;

(d)	“Debt Assignment” has the ascribed thereto in Section 4.6;

(e)	“Debt Assignment Agreement” means Appendix “E” hereof;

(f)	“Debenture Purchase Agreement” means the Secured Debenture Purchase Agreement among the Lender, the Issuer, and the Company dated May 14, 2018, as amended by that certain Amendment dated March 4, 2019 and that certain Second Amendment to Secured Debenture Purchase Agreement and Debentures dated as of the date hereof, and as further amended, restated, supplemented or otherwise modified from time to time, pursuant to which the Lender has purchased the Senior Secured Debentures;

(g)	“Exercise Date” means a day on which this Warrant is exercised in whole or in part pursuant to Section 4.1;

(h)	“Exercise Price” means US$[●][3] per Share or as may be adjusted pursuant to Section 5;

[3]	Tranche 2: US$1.89. For Tranche 3 and Tranche 4, if applicable, use 125% of the lesser of: (i) the closing market price of iAnthus’ common shares as quoted on the CSE on September 27, 2019 and (ii) the closing market price of iAnthus’ common shares as quoted on the CSE the Business Day immediately prior to the Tranche 3 Funding Date or the Tranche 4 Funding Date, respectively

(i)	“Expiry Date” means May 14, 2021, subject to extension in accordance with Section 4.8;

(j)	“Expiry Time” means 5:00 p.m. (Toronto time) on the Expiry Date;

(k)	“Holder” means the registered holder of a Warrant;

(l)	“Issuer” means the Company’s wholly-owned subsidiary, iAnthus Capital Management, LLC;

(m)	“Lender” shall have the meaning ascribed thereto in the Debenture Purchase Agreement;

(n)	“person” means an individual, corporation, partnership, trustee or any unincorporated organization, and words importing persons have a similar meaning;

(o)	“Principal Amount” has the meaning ascribed thereto in the Debenture Purchase Agreement;

(p)	“Senior Secured Debentures” means the 13% senior secured debentures, dated [●][4], of the Issuer issued to the Lender in the aggregate principal amount of [●][5], in accordance with the terms of the Debenture Purchase Agreement;

(q)	“Shares” or “shares” means the common shares in the capital of the Company as constituted at the date of issue of a Warrant and any shares resulting from any event referred to in Part 5;

(r)	“Warrant” means a warrant as evidenced by the certificate to subscribe for and purchase a number of Shares equal to the Principal Amount plus any unpaid fees, plus, at the Holder’s option, all accrued and unpaid Interest with respect to such Principal Amount, into Shares, at a price of US$[●][6] per Share;

(s)	“Warrant Certificate” means this certificate evidencing the Warrant; and

(t)	“Warrant Exercise Agreement” means Appendix “B” hereof.

Interpretation

Section 1.2 In these Terms and Conditions, except as otherwise expressly provided herein:

(a)	the words “herein”, “hereof”, and “hereunder” and other words of similar import refer to this Warrant Certificate as a whole and not to any particular Part, clause, subclause or other subdivision;

(b)	a reference to a Part or a Section means a Part or a Section, as applicable, of these Terms and Conditions;

[4]	Tranche 2: September 30, 2019. Tranche 3, if applicable: the Tranche 3 Funding Date. Tranche 4, if applicable: the Tranche 4 Funding Date.
[5]	Tranche 2: US$20,000,000. Tranche 3, if applicable: US$35,000,000. Tranche 4, if applicable: US$30,500,000.
[6]	Tranche 2: US$1.89. For Tranche 3 and Tranche 4, if applicable, use 125% of the lesser of: (i) the closing market price of iAnthus’ common shares as quoted on the CSE on September 27, 2019 and (ii) the closing market price of iAnthus’ common shares as quoted on the CSE the Business Day immediately prior to the Tranche 3 Funding Date or the Tranche 4 Funding Date, respectively.

(c)	the headings are for convenience only, do not form a part of these Terms and Conditions and are not intended to interpret, define or limit the scope, extent or intent of these Terms and Conditions or any of its provisions;

(d)	all dollar amounts referred to herein are expressed in United States dollars funds;

(e)	time will be of the essence hereof; and

(f)	words importing the singular number include the plural and vice versa, and words importing the masculine gender include feminine and neuter genders.

Applicable Law

Section 1.3 The Warrants will be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable thereto and will be treated in all respects as legal contracts under the laws of the Province of British Columbia.

PART 2

ISSUE OF WARRANTS

Additional Warrants

Section 2.1 Subject to the Debenture Purchase Agreement, the Company may at any time and from time to time issue Warrants or grant options or similar rights to purchase shares of the Company.

Issue in Substitution for Lost Warrants

Section 2.2 In case a Warrant Certificate will become mutilated, lost, destroyed or stolen, the Company in its discretion may issue and deliver a new Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen in exchange for, and in place of, and upon cancellation of, such mutilated Warrant Certificate, or in lieu of and in substitution for such lost, destroyed or stolen Warrant Certificate, and the Warrants represented by such substituted Warrant Certificate will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants of the same issue. The Company may charge a reasonable fee for the issuance and delivery of a new Warrant Certificate.

Section 2.3 The applicant for the issue of a new Warrant Certificate pursuant hereto will bear the cost of the issue thereof and in the case of loss, destruction or theft furnish to the Company such evidence of ownership, and of loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as will be satisfactory to the Company in its reasonable discretion; and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion and will pay the reasonable charges of the Company in connection therewith.

Holder not a Shareholder

Section 2.4 The holding of a Warrant alone will not constitute the Holder a shareholder of the Company with respect to the Shares issuable upon exercise of such Warrant, nor entitle the Holder to any right or interest in respect thereof, except as expressly provided in this Warrant Certificate.

Securities Law Exemption

Section 2.5 The Holder acknowledges and agrees that the Warrants and any Shares issued pursuant to the exercise of any Warrants have been or will be issued only on a “private placement” basis and that the Company has no obligation to, and does not intend to, file any prospectus or registration statement in any jurisdiction in order to qualify any of such Warrants and/or Shares for resale to the public.

PART 3

OWNERSHIP

Transfer of Warrants

Section 3.1 Subject to applicable law, the Warrants are transferable by the Holder completing and submitting to the Company a completed and duly executed Warrant Transfer Form.

Ownership of Warrants

Section 3.2 The Company may deem and treat the Holder of a Warrant as the absolute owner of such Warrant for all purposes and will not be affected by any notice or knowledge to the contrary.

Notice to Holder

Section 3.3 Unless herein otherwise expressly provided, any notice to be given hereunder to a Holder will be deemed to be validly given, if mailed to the address of the Holder as set out on the Warrant Certificate or the applicable Warrant Transfer Form. Any notice so given will be deemed to have been received five days from the date of mailing to the Holder or any market intermediary then holding the Warrants of the Holder in any trust account.

PART 4

EXERCISE OF WARRANTS

Method of Exercise of Warrants

Section 4.1 The right to purchase Shares conferred by a Warrant may be exercised by the Holder surrendering the Warrant Certificate, together with a duly completed and executed Warrant Exercise Agreement and Debt Assignment Agreement, to the Company at the address as set out on the Warrant Certificate.

Effect of Exercise of Warrants

Section 4.2 Upon surrender and payment as aforesaid, the shares so subscribed for will be deemed to have been issued, and the Holder will be deemed to have become the holder of such shares on the date of such surrender and payment, and such shares will be issued at the Exercise Price as may be adjusted in the events and in the manner described herein.

Section 4.3 Within two business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the person in whose name the shares are directed to be registered as specified in such Warrant Exercise Agreement, or if no such direction is given, the Holder, a certificate for the appropriate number of shares not exceeding those which the Holder is entitled to purchase pursuant to the Warrant Certificate surrendered.

Subscription for Less than Entitlement

Section 4.4 A Holder may purchase a number of Shares less than the number which the Holder is entitled to purchase pursuant to the surrendered Warrant Certificate. In the event of any purchase of a number of shares less than the number which can be purchased pursuant to a Warrant Certificate, the Holder, upon exercise thereof, will, in addition to certificates representing shares issued on such exercise, and be entitled to receive a new Warrant Certificate in respect of the balance of the shares which the Holder was entitled to purchase pursuant to the surrendered Warrant Certificate but which were not then purchased.

Warrants for Fractions of Shares

Section 4.5 To the extent that a Holder is entitled to receive on the exercise or partial exercise thereof a fraction of a Share, such right may be exercised in respect of such fraction only in combination with another Warrant which in the aggregate will entitle the Holder to receive a whole number of Shares.

Debt Assignment

Section 4.6 Payment of the Exercise Price for the Shares specified in the Warrant Exercise Agreement shall be paid by way of assignment by the Holder to the Company of such Principal Amount of the Senior Secured Debentures as is equal to the Exercise Price (the “Debt Assignment”). In order to effect the Debt Assignment, the Holder shall concurrently deliver with the Exercise Agreement a duly executed debt assignment agreement in the form attached hereto as Appendix “E” (the “Debt Assignment Agreement”) together with the original of the Senior Secured Debenture, which Debt Assignment Agreement the Company shall countersign and return a signed copy thereof to the Holder within a reasonable time, not exceeding three (3) Business Days, after this Warrant shall have been exercised. Notwithstanding anything contained in this Warrant, the Holder shall not be entitled to exercise this Warrant and purchase Shares for more than the Principal Amount outstanding, plus at the Holder’s option, all accrued and unpaid Interest with respect to such Principal Amount any unpaid fees, on the applicable Exercise Date.

Expiration of Warrants

Section 4.7 After the Expiry Date, all rights under the Warrants will wholly cease and terminate, and the Warrants will thereupon be void and of no effect.

Section 4.8 In the event that the Company exercises its right to extend the maturity date of the Senior Secured Debentures by twelve (12) months, such that the Senior Secured Debentures mature on May 14, 2022, the Expiry Date shall automatically be extended for an additional twelve (12) months, such that the rights under this Warrant shall be exercisable until 5:00 p.m. (Toronto time) on May 14, 2022.

Exercise Price

Section 4.9 The price per Share which must be paid to exercise a Warrant is the Exercise Price, as may be adjusted in the events and in the manner described herein.

Class of Securities

Section 4.10 Notwithstanding anything contained in this Schedule “A” or the Warrant Certificate to which this Schedule “A” is attached, the Shares issued upon exercise of the Warrants will be common shares in the capital of the Company.

PART 5

ADJUSTMENTS AND ACCELERATION

Section 5.1 Adjustments

(1)	Definitions: For the purposes of this Part 5, unless there is something in the subject matter or context inconsistent therewith, the words and terms defined below shall have the respective meanings specified therefor in this subsection:

(a)	“Adjustment Period” means the period commencing on the date of issue of this Warrant and ending at the Expiry Time;

(b)	“Current Market Price” means the price per share equal to the weighted average price at which the Shares have traded on the Canadian Securities Exchange or a senior stock exchange or, if the Shares are not then listed on such an exchange, in the over-the-counter market, during the period of any twenty (20) consecutive trading days ending not more than five (5) business days before such date;

(c)	“director” means a director of the Company at the relevant time and, unless otherwise specified herein, a reference to action “by the directors” means action by the directors of the Company as a board or, whenever empowered, action by any committee of the directors of the Company; and

(d)	“trading day” with respect to a stock exchange or over-the-counter market means a day on which such stock exchange or market is open for business.

(2)	Adjustments: The Exercise Price and the number of Shares issuable to the Holder pursuant to this Warrant shall be subject to adjustment from time to time in the events and in the manner provided as follows:

(a)	If at any time during the Adjustment Period the Company shall:

(i)	fix a record date for the issue of, or issue, Shares to the holders of all or substantially all of the outstanding Shares by way of a stock dividend;

(ii)	fix a record date for the distribution to, or make a distribution to, the holders of all or substantially all of the Shares payable in Shares or securities exchangeable or exercisable for or convertible into Shares;

(iii)	subdivide the outstanding Shares into a greater number of Shares; or

(iv)	consolidate the outstanding Shares into a lesser number of Shares;

(any of such events in subclauses 5.1(2)(a)(i), 5.1(2)(a)(ii), 5.1(2)(a)(iii) and 5.1(2)(a)(iv) above being herein called a “Share Reorganization”), the Exercise Price shall be adjusted on the earlier of the record date on which holders of Shares are determined for the purposes of the Share Reorganization and the effective date of the Share Reorganization to the amount determined by multiplying the Exercise Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction:

(A)	the numerator of which shall be the number of Shares outstanding on such record date or effective date, as the case may be, before giving effect to such Share Reorganization; and

(B)	the denominator of which shall be the number of Shares which will be outstanding immediately after giving effect to such Share Reorganization (including in the case of a distribution of securities exchangeable or exercisable for or convertible into Shares, the number of Shares that would be outstanding had such securities all been exchanged or exercised for or converted into Shares on such date).

To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection 5.1(2)(a) as a result of the fixing by the Company of a record date for the distribution of securities exchangeable for or convertible into Shares, the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange or conversion right to the Exercise Price which would then be in effect based upon the number of Share actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right. If the Holder has not exercised its right to subscribe for and purchase Shares on or prior to the record date of such stock dividend or distribution or the effective date of such subdivision or consolidation, as the case may be, upon the exercise of such right thereafter shall be entitled to receive and shall accept in lieu of the number of Shares then subscribed for and purchased by the Holder, at the Exercise Price determined in accordance with this Subsection 5.1(2)(a) the aggregate number of Shares that the Holder would have been entitled to receive as a result of such Share Reorganization, if, on such record date or effective date, as the case may be, the Holder had been the holder of record of the number of Shares so subscribed for and purchased.

(b)	If at any time during the Adjustment Period the Company shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Shares of rights, options or warrants pursuant to which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (such period being the “Rights Period”), to subscribe for or purchase Share or securities exchangeable for or convertible into Shares at a price per share to the holder (or in the case of securities exchangeable for or convertible into Shares, at an exchange or conversion price per share) at the date of issue of such securities of less than 95% of the Current Market Price of the Shares on such record date (any of such events being called a “Rights Offering”), the Exercise Price shall be adjusted effective immediately after the record date for such Rights Offering to the amount determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i)	the numerator of which shall be the aggregate of:

(A)	the number of Shares outstanding on the record date for the Rights Offering; and

(B)	the quotient determined by dividing:

either: (a) the product of the number of Shares offered during the Rights Period pursuant to the Rights Offering and the price at which such Shares are offered; or (b) the product of the exchange, exercise or conversion price of the securities so offered and the number of Shares for or into which the securities offered pursuant to the Rights Offering may be exchanged, exercised or converted, as the case may be; by the Current Market Price of the Shares as of the record date for the Rights Offering; and

(ii)	the denominator of which shall be the aggregate of the number of Shares outstanding on such record date and the number of Shares offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable or exercisable for or convertible into Shares, the number of Shares into which such securities may be exchanged, exercised or converted).

Any Share owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection 5.1(2)(b) as a result of the fixing by the Company of a record date for the issue or distribution of rights, options or warrants referred to in this Subsection 5.1(2)(b), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(c)	If at any time during the Adjustment Period the Company shall fix a record date for the issue or distribution to the holders of all or substantially all of the Share of:

(i)	shares of the Company of any class other than Shares;

(ii)	+rights, options or warrants to acquire Shares or securities exchangeable or exercisable for or convertible into Shares (other than rights, options or warrants pursuant to which holders of Shares are entitled, during a period expiring not more than 45 days after the record date for such issue, to subscribe for or purchase Shares or securities exchangeable or exercisable for or convertible into Shares at a price per share (or in the case of securities exchangeable or exercisable for or convertible into Shares at an exchange, exercise or conversion price per share on the record date for the issue of such securities) of at least 95% of the Current Market Price of the Shares on such record date);

(iii)	evidences of indebtedness of the Company; or

(iv)	any property or assets of the Company;

and if such issue or distribution does not constitute a Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exercise Price shall be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Exercise Price in effect on the record date for the Special Distribution by a fraction:

(A)	the numerator of which shall be the difference between

the product of the number of Shares outstanding on such record date and the Current Market Price of the Shares on such record date, and the fair value, as determined by the directors of the Company, to the holders of Shares of the shares, rights, options, warrants, evidences of indebtedness or property or assets to be issued or distributed in the Special Distribution, and

(B)	the denominator of which shall be the product obtained by multiplying the number of Shares outstanding on such record date by the Current Market Price of the Shares on such record date.

Any Shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this Subsection 5.1(2)(c) as a result of the fixing by the Company of a record date for the issue or distribution of rights, options or warrants to acquire Shares or securities exchangeable or exercisable for or convertible into Shares referred to in this Subsection 5.1(2)(c), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, exercise or conversion right to the amount which would then be in effect if the fair market value had been determined on the basis of the number of Shares issued and remaining issuable immediately after such expiry, and shall be further readjusted in such manner upon the expiry of any further such right.

(d)	If at any time during the Adjustment Period there shall occur:

(i)	a reclassification or redesignation of the Shares, any change of the Shares into other shares or securities or any other capital reorganization involving the Shares other than a Share Reorganization;

(ii)	a consolidation, amalgamation or merger of the Company with or into any other body corporate which results in a reclassification or redesignation of the Shares or a change of the Shares into other shares or securities; or

(iii)	the transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or entity;

(any of such events being herein called a “Capital Reorganization”), after the effective date of the Capital Reorganization, the Holder shall be entitled to receive, and shall accept, for the same aggregate consideration, upon exercise of this Warrant, in lieu of the number of Shares which the Holder was theretofore entitled to purchase or receive upon the exercise of this Warrant, the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization which the Holder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Shares to which the Holder was theretofore entitled to purchase or receive upon the exercise of this Warrant. If necessary, as a result of any Capital Reorganization, appropriate adjustments shall be made in the application of the provisions of this Warrant Certificate with respect to the rights and interest thereafter of the Holder to the end that the provisions of this Warrant Certificate shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of this Warrant.

(e)	If at any time during the Adjustment Period any adjustment or readjustment in the Exercise Price shall occur pursuant to the provisions of Subsections 5.1(2)(a), 5.1(2)(b), or 5.1(2)(c) hereof, then the number of Shares purchasable upon the subsequent exercise of this Warrant shall be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment or readjustment by a fraction which shall be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price.

(3)	Rules: The following rules and procedures shall be applicable to adjustments made pursuant to Subsection 5.1(2) of this Warrant.

(a)	Subject to the following provisions of this Subsection 5.1(3), any adjustment made pursuant to Subsection 5.1(2) hereof shall be made successively whenever an event referred to therein shall occur.

(b)	No adjustment in the Exercise Price shall be required unless such adjustment would result in a change of at least one per cent in the then Exercise Price; provided, however, that any adjustments which except for the provision of this Subsection 5.1(3)(b) would otherwise have been required to be made shall be carried forward and taken into account in any subsequent adjustment. Notwithstanding any other provision of Subsection 5.1(2) hereof, no adjustment of the Exercise Price shall be made which would result in an increase in the Exercise Price or a decrease in the number of Shares issuable upon the exercise of this Warrant (except in respect of the Share Reorganization described in Subsection 5.1(2)(a)(iv) hereof or a Capital Reorganization described in Subsection 5.1(2)(d)(ii) hereof).

(c)	No adjustment in the Exercise Price or in the number or kind of securities purchasable upon the exercise of this Warrant shall be made in respect of any event described in Section 5.1 hereof if the Holder is entitled to participate in such event on the same terms mutatis mutandis as if the Holder had exercised this Warrant prior to or on the record date or effective date, as the case may be, of such event.

(d)	No adjustment in the Exercise Price or in the number of Shares purchasable upon the exercise of this Warrant shall be made pursuant to Subsection 5.1(2) hereof in respect of the issue from time to time of Shares and Shares pursuant to this Warrant Certificate or pursuant to any stock option, stock purchase or stock bonus plan in effect from time to time for directors, officers or employees of the Company and/or any subsidiary of the Company and any such issue, and any grant of options in connection therewith, shall be deemed not to be a Share Reorganization, a Rights Offering nor any other event described in Subsection 5.1(2) hereof.

(e)	If at any time during the Adjustment Period the Company shall take any action affecting the Shares, other than an action described in Subsection 5.1(2) hereof, which in the opinion of the directors would have a material adverse effect upon the rights of the Holder, either or both the Exercise Price and the number of Shares purchasable upon exercise of this Warrant shall be adjusted in such manner and at such time by action by the directors, in their sole discretion, as may be equitable in the circumstances; provided, however, that any such adjustment shall be subject to the approval of the applicable recognized stock exchange (if the Shares are then listed on such stock exchange) and any other required regulatory approvals.

(f)	If the Company shall set a record date to determine holders of Shares for the purpose of entitling such holders to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such holders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price or the number of Shares purchasable upon exercise of this Warrant shall be required by reason of the setting of such record date.

(g)	In any case in which this Warrant shall require that an adjustment shall become effective immediately after a record date for an event referred to in Subsection 5.1(2) hereof, the Company may defer, until the occurrence of such event:

(i)	issuing to the Holder, to the extent that this Warrant is exercised after such record date and before the occurrence of such event, the additional Shares issuable upon such exercise by reason of the adjustment required by such event; and

(ii)	delivering to the Holder any distribution declared with respect to such additional Shares after such record date and before such event;

provided, however, that the Company shall deliver to the Holder an appropriate instrument evidencing the right of the Holder, upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price and the number of Shares purchasable upon the exercise of this Warrant and to such distribution declared with respect to any such additional Shares issuable on this exercise of this Warrant.

(h)	In the absence of a resolution of the directors fixing a record date for a Rights Offering, the Company shall be deemed to have fixed as the record date therefor the date of the issue of the rights, options or warrants issued pursuant to the Rights Offering.

(i)	If a dispute shall at any time arise with respect to adjustments of the Exercise Price or the number of Shares purchasable upon the exercise of this Warrant, such disputes shall be conclusively determined by a firm of independent chartered accountants mutually acceptable to the Company and the Holder other than the auditors of the Company and any such determination shall be conclusive evidence of the correctness of any adjustment made pursuant to Subsection 5.1(2) hereof and shall be binding upon the Company and the Holder.

(j)	As a condition precedent to the taking of any action which would require an adjustment pursuant to Subsection 5.1(2) hereof, including the Exercise Price and the number or class of Shares or other securities which are to be received upon the exercise thereof, the Company shall take any action which may, in the opinion of counsel to the Company, be necessary in order that the Company may validly and legally issue as fully paid and non-assessable shares all of the Shares or other securities which the Holder is entitled to receive in accordance with the provisions of this Warrant Certificate.

(4)	Notice: At least seven (7) days prior to any record date or effective date, as the case may be, for any event which requires or might require an adjustment in any of the rights of the Holder under this Warrant, including the Exercise Price and the number of Shares which are purchasable under this Warrant, the Company shall deliver to the Holder a certificate of the Company specifying the particulars of such event and, if determinable, the required adjustment and the calculation of such adjustment. In case any adjustment for which a notice in this Subsection 5.1(4) has been given is not then determinable, the Company shall promptly after such adjustment is determinable deliver to the Holder a certificate providing the calculation of such adjustment. The Company hereby covenants and agrees that the register of transfers and transfer books for the Shares will be open, and that the Company will not take any action which might deprive the Holder of the opportunity of exercising the rights of subscription contained in this Warrant Certificate, during such seven (7) day period.

Determination of Adjustments

Section 5.2 If any question will at any time arise with respect to any adjustments to be made under Part 5, such question will be conclusively determined by the Company’s auditor, or, if the Company’s auditor declines to so act, any other chartered accountant that the Company and the Holder mutually agree upon and designate (acting reasonably) and who will have access to all appropriate records, and such determination will be binding upon the Company and the Holder.

Hold Period

Section 5.3 In addition to the hold period set out on the face page of this warrant, and the restrictions set out in Part 7, the Shares received by the Holder upon the exercise of the Warrants may be subject to a hold period as determined by the policies of the Canadian Securities Exchange and/or other applicable securities laws of stock exchange polices the Company is then listed on.

PART 6

COVENANTS BY THE COMPANY

Reservation of Shares

Section 6.1 The Company will reserve, and there will remain unissued out of its authorized capital, a sufficient number of shares to satisfy the rights of purchase provided for in all Warrants from time to time outstanding.

PART 7

RESTRICTION ON EXERCISE

Section 7.1 Any certificates representing Shares issued upon exercise of the Warrants prior to the date that is four months and one day after the date of issue of the Warrants, and any Shares issued in exchange for such Shares, will bear the following legends:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [●]7

provided that at any time subsequent to the date which is four months and one day after the date hereof, any certificate representing any such Shares may be exchanged for a certificate bearing no such legends.

Section 7.2 This Warrant and the Shares to be issued upon its exercise have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States. This Warrant may not be exercised in the United States, or by or for the account or benefit of a U.S. person or a person in the United States, unless (i) the Shares are registered under the U.S. Securities Act and the applicable laws of any such state or (ii) an exemption from such registration requirements is available and, in either case, the Holder has complied with the requirements set forth in the Warrant Exercise Agreement attached hereto as Appendix “B”. “United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

Section 7.3 Any Shares issued upon exercise of this Warrant in the United States, or to or for the account or benefit of a U.S. person or a person in the United States, will be “restricted securities”, as defined in Rule 144(a)(3) under the U.S. Securities Act. The certificates representing such Shares, as well as all certificates issued in exchange or in substitution therefor, until such time as is no longer required under the applicable requirements of the U.S. Securities Act, or applicable state securities laws, will bear, on the face of such certificate, the following legends:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND THE SECURITIES REPRESENTED HEREBY MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (1) RULE 144 THEREUNDER, IF AVAILABLE, OR (2) 144A THEREUNDER, IF AVAILABLE, AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, OR (D) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT, IN THE CASE OF (C)(1) AND (D) ABOVE, AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO COMPANY IS PROVIDED TO THE EFFECT THAT SUCH TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THE US. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

[7]	Tranche 2: January 31, 2020. Tranche 3 and Tranche 4, if applicable: insert the date that is four months and a date after the issuance date

THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.”

provided, that if the Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act (“Regulation S”) and such Shares were acquired at a time when the Company is a “foreign issuer” as defined in Regulation S, the legends set forth above in this Section 7.3 may be removed by providing a declaration to the registrar and transfer agent of the Company, as set forth in Appendix “D” attached hereto (or in such other form as the Company may prescribe from time to time); and provided, further, that, if the Shares are being sold otherwise than in accordance with Rule 904 of Regulation S and other than to the Company, the legends may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company that such legends are no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

Section 7.4 Notwithstanding any provision to the contrary contained herein, no Shares will be issued pursuant to the exercise of any Warrant if the issuance of such securities would constitute a violation of the securities laws of any applicable jurisdiction, and the certificates evidencing the Shares thereby issued may bear such legend as may, in the opinion of legal counsel to the Company, be necessary in order to avoid a violation of any securities laws of any applicable jurisdiction or to comply with the requirements of any stock exchange on which the Shares of the Company are listed, provided that, at any time, in the opinion of legal counsel to the Company, such legends are no longer necessary in order to avoid a violation of any such laws, or the holder of any such legended certificate, at that holder’s expense, provides the Company with evidence reasonably satisfactory in form and substance to the Company (which may include an opinion of legal counsel reasonably satisfactory to the Company) to the effect that such holder is entitled to sell or otherwise transfer such Shares in a transaction in which such legends are not required, such legended certificate may thereafter be surrendered to the Company in exchange for a certificate which does not bear such legend.

PART 8

MODIFICATION OF TERMS, SUCCESSORS

Modification of Terms and Conditions for Certain Purposes

Section 8.1 From time to time the Company may, subject to the provisions of the Warrant Certificate, when so directed by the Holder, modify the terms and conditions hereof, for any one or more or all of the following purposes:

(a)	adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of counsel for the Company, are reasonably necessary or advisable in the circumstances;

(b)	making such provisions not inconsistent herewith as may be reasonably necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of Warrants on any stock exchange or house;

(c)	adding to or altering the provisions hereof in respect of the registration of Warrants making provision for the exchange of Warrant Certificates of different denominations; and making any modification in the form of Warrant Certificates which does not affect the substance thereof;

(d)	for any other purpose not inconsistent with the terms hereof, including the correction or rectification of any ambiguities, defective provisions, errors or omissions herein; and

(e)	to evidence any succession of any corporation and the assumption by any successor of the covenants of the Company herein and in the Warrants contained as provided hereafter in this Part 8.

The Company may Amalgamate on Certain Terms

Section 8.2 Nothing herein contained will prevent any amalgamation or merger of the Company with or into any other company, or the sale of the property or assets of the Company to any company lawfully entitled to acquire the same; provided however that such amalgamation or merger is permitted under the Debenture Purchase Agreement.

Additional Financings

Section 8.3 Nothing herein contained will prevent the Company from issuing any other securities or rights with respect thereto during the period within which a Warrant is exercisable, upon such terms as the Company may deem appropriate.

[End of Schedule “A”]

APPENDIX “A”
INSTRUCTIONS TO HOLDERS

TO EXERCISE:

To exercise Warrants, the Holder must complete, sign and deliver the Warrant Exercise Agreement, attached as Appendix “B” and deliver the Warrant Certificate(s) to the Company, indicating the number shares to be acquired.

TO TRANSFER:

To transfer Warrants, the Holder must complete, sign and deliver the Warrant Transfer Form, attached as Appendix “C” and deliver the Warrant Certificate(s) to the Company. The Company may require such other certificates or opinions to evidence compliance with applicable securities legislation in Canada.

To transfer Warrants, the Warrant Holder’s signature on the Warrant Transfer Form must be guaranteed by an authorized officer of a chartered bank, trust company or an investment dealer who is a member of a recognized stock exchange.

GENERAL:

If forwarding any documents by mail, registered mail must be employed.

If the Warrant Exercise Agreement is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the Warrant Certificate must also be accompanied by evidence of authority to sign satisfactory to the Company.

The address of the Company is:

iAnthus Capital Holdings, Inc.
420 Lexington Avenue, Suite 414
New York, New York 10170
United States

Attention: Chief Financial Officer

[End of Appendix “A”]

APPENDIX “B”
WARRANT EXERCISE AGREEMENT

TO:	iAnthus Capital Holdings, Inc. 420 Lexington Avenue, Suite 414 New York, New York 10170 United States

Attention: Chief Financial Officer

The undersigned Holder of the within Warrants hereby subscribes for __________ common shares (the “Shares”) of iAnthus Capital Holdings, Inc. (the “Company”) pursuant to the within Warrants on the terms and price specified in the Warrants. This subscription is accompanied by a Debt Assignment Agreement as required under the Exchange Warrant Certificate dated as of [●]8 representing the Warrants.

The Shares issued upon exercise of the Warrants will be common shares in the capital of the Company.

The undersigned hereby directs that the Shares be registered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES

As at the time of exercise hereunder, the undersigned Holder represents, warrants and certifies as follows (check one):

❑	(A) the undersigned holder at the time of exercise of the Warrant is not in the United States, is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and is not exercising the Warrant for the account or benefit of a U.S. person or a person in the United States (as defined in Regulation S), and did not execute or deliver this exercise form in the United States; OR

❑	(B) the undersigned holder is resident in the United States, is a U.S. person, or is exercising the Warrant for the account or benefit of a U.S. person or a person in the United States (a “U.S. Holder”), and is an “accredited investor”, as defined in Rule 501(a) of Regulation D under the U.S. Securities Act (a “U.S. Accredited Investor”), and has completed the U.S. Accredited Investor Status Certificate in the form attached to this exercise form; OR

❑	(C) if the undersigned holder is a U.S. Holder, the undersigned holder has delivered to the Company and the Company’s transfer agent an opinion of counsel of recognized standing (which will not be sufficient unless it is in form and substance reasonably satisfactory to the Company) or such other evidence reasonably satisfactory to the Company to the effect that with respect to the Shares to be delivered upon exercise of the Warrant, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws, or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

[2]	Tranche 2: September 30, 2019. Tranche 3 and Tranche 4, if applicable: insert the applicable funding date.

Note: Certificates representing common shares will not be registered or delivered to an address in the United States unless box (B) or (C) immediately above is checked.

If the undersigned Holder has indicated that the undersigned Holder is a U.S. Accredited Investor by marking box (B) above, the undersigned Holder additionally represents and warrants to the Company that:

(2)	the undersigned Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

(3)	the undersigned is: (i) purchasing the Shares for his or her own account or for the account of one or more U.S. Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; (ii) is purchasing the Shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (iii) in the case of the purchase by the undersigned of the Shares as agent or trustee for any other person or persons (each a “Beneficial Owner”), the undersigned holder has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Owner in connection with the transactions contemplated hereby; provided that: (x) if the undersigned holder, or any Beneficial Owner, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the undersigned holder or each such Beneficial Owner was not incorporated or created solely, nor is it being used primarily to permit purchases without a prospectus or registration statement under applicable law; and (y) each Beneficial Owner, if any, is a U.S. Accredited Investor; and

(4)	the undersigned has not exercised the Warrants as a result of any form of general solicitation or general advertising (as such terms are used in Rule 502 of Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio, television, the Internet or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

If the undersigned has indicated that the undersigned is a U.S. Accredited Investor by marking box (B) above, the undersigned also acknowledges and agrees that:

(5)	the Company has provided to the undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering, and the undersigned has had access to such information concerning the Company as the undersigned has considered necessary or appropriate in connection with the undersigned’s investment decision to acquire the Shares;

(6)	if the undersigned decides to offer, sell or otherwise transfer any of the Shares, the undersigned must not, and will not, offer, sell or otherwise transfer any of such Shares directly or indirectly, unless:

(a)	the sale is to the Company;

(b)	the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(c)	the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “blue sky” laws; or

(d)	the Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Company an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company;

(7)	the Shares are “restricted securities” under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the Shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom;

(8)	the Company has no obligation to register any of the Shares or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder);

(9)	the certificates representing the Shares (and any certificates issued in exchange or substitution for the Shares) will bear a legend stating that such securities have not been registered under the U.S. Securities Act or the securities laws of any state of the United States, and may not be offered for sale or sold unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States, or unless an exemption from such registration requirements is available;

(10)	delivery of certificates bearing such a legend may not constitute “good delivery” in settlement of transactions on Canadian stock exchanges or over-the-counter markets, but a new certificate without such a legend will be made available to the undersigned upon provision by the undersigned of a declaration to the registrar and transfer agent (the “Transfer Agent”) of the Company’s common shares in the form attached as Appendix “D” to the Warrant Certificate (or in such other form as the Company may prescribe from time to time) and, if requested by the Company or the Transfer Agent, an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company and the Transfer Agent, to the effect that such sale is being made in compliance with Rule 904 of Regulation S in circumstances where Rule 905 of Regulation S does not apply; and provided, further, that, if any Shares are being sold otherwise than in accordance with Rule 904 of Regulation S and other than to the Company, the legend may be removed by delivery to the Transfer Agent and the Company of an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

(11)	the financial statements of the Company have been prepared in accordance with Canadian generally accepted accounting principles or International Financial Reporting Standards, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

(12)	there may be material tax consequences to the undersigned of an acquisition or disposition of the Shares;

(13)	the Company gives no opinion and makes no representation with respect to the tax consequences to the undersigned under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of any Shares; in particular, no determination has been made whether the Company will be a “passive foreign investment company” (commonly known as a “PFIC”) within the meaning of Section 1297 of the United States Internal Revenue Code;

(14)	funds representing the subscription price for the Shares which will be advanced by the undersigned to the Company upon exercise of the Warrants will not represent proceeds of crime for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the undersigned acknowledges that the Company may in the future be required by law to disclose the undersigned’s name and other information relating to this exercise form and the undersigned’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the subscription price to be provided by the undersigned (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the undersigned, and it shall promptly notify the Company if the undersigned discovers that any of such representations ceases to be true and provide the Company with appropriate information in connection therewith;

(15)	the Company is not obligated to remain a “foreign issuer”; and

(16)	the undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Warrant Exercise Agreement.

In the absence of instructions to the contrary, the securities or other property will be issued in the name of or to the holder hereof and will be sent by first class mail to the last address of the holder appearing on the register maintained for the Warrants.

DATED this _________ day of _______________, 20_____.

In the presence of:

Signature of Witness	Signature of Holder

Witnesses’s Name	Name and Title of Authorized Signatory for the Holder

INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Warrant Certificate without alteration. If the registration in respect of the certificates representing the Shares to be issued upon exercise of the Warrants differs from the registration of the Warrant Certificates the signature of the registered holder must be guaranteed by an authorized officer of a Canadian chartered bank, or of a major Canadian trust company, or by a medallion signature guarantee from a member recognized under the Signature Medallion Guarantee Program, or from a similar entity in the United States, if this transfer is executed in the United States, or in accordance with industry standards.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Warrant Certificate and the form of subscription are being forwarded by mail, registered mail must be employed.

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

In connection with the exercise of certain outstanding warrants of iANTHUS CAPITAL HOLDINGS, INC. (the “Company”) by the holder, the holder hereby represents and warrants to the Company that the holder, and each beneficial owner (each a “Beneficial Owner”), if any, on whose behalf the holder is exercising such warrants, satisfies one or more of the following categories of Accredited Investor (please write “W/H” for the undersigned holder, and “B/O” for each beneficial owner, if any, on each line that applies):

______ (1)	Any bank as defined in Section 3(a)(2) of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; any investment company registered under the U.S. Investment Corporation Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors” (as such term is defined in Rule 501 of Regulation D of the U.S. Securities Act);

______ (2)	Any private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940;

______ (3)	Any organization described in Section 501(c)(3) of the U.S. Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;

______ (4)	Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment);

______ (5)	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase, exceeds US$1,000,000 (for the purposes of calculating net worth, (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of this certification, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of this certification exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability);

______ (6)	A natural person who had annual gross income during each of the last two full calendar years in excess of US$200,000 (or together with his or her spouse in excess of US$300,000) and reasonably expects to have annual gross income in excess of US$200,000 (or together with his or her spouse in excess of US$300,000) during the current calendar year, and no reason to believe that his or her annual gross income will not remain in excess of US$200,000 (or that together with his or her spouse will not remain in excess of US$300,000) for the foreseeable future;

______ (7)	Any director or executive officer of the Company; or

______ (8)	Any entity in which all of the equity owners meet the requirements of at least one of the above categories – if this alternative is selected you must identify each equity owner and provide statements from each demonstrating how they qualify as an accredited investor.

[End of Appendix “B”]

APPENDIX “C”

WARRANT TRANSFER FORM

TO	iAnthus Capital Holdings, Inc.

420 Lexington Avenue, Suite 414

New York, New York 10170

United States

Attention: Chief Financial Officer

FOR VALUE RECEIVED, the undersigned holder (the “Transferor”) of the within Warrants hereby sells, assigns and transfers to _______________________________ (the “Transferee”), ________________ Warrants of iAnthus Capital Holdings, Inc. (the “Company”) registered in the name of the undersigned on the records of the Company and irrevocably appoints ________________ the attorney of the undersigned to transfer the said securities on the books or register with full power of substitution.

The undersigned hereby directs that the Warrants hereby transferred be issued and delivered as follows:

NAME IN FULL	ADDRESS	NUMBER OF WARRANTS

The Transferor hereby certifies that (check either A or B):

________ (A)	the transfer of the Warrants is being completed pursuant to an exemption from the registration requirements of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), in which case the Transferor has delivered or caused to be delivered by the Transferee a written opinion of U.S. legal counsel of recognized standing in form and substance reasonably satisfactory to the Company to the effect that the transfer of the Warrants is exempt from the registration requirements of the U.S. Securities Act; or

________ (B)	the transfer of the Warrants is being made in reliance on Rule 904 of Regulation S under the U.S. Securities Act, and certifies that:

(1)	the undersigned is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Company (except solely by virtue of being an officer or director of the Company) or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”;

(2)	the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) of Regulation S under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

(3)	neither the seller nor any affiliate of the seller nor any person acting on their behalf engaged in any directed selling efforts in connection with the offer and sale of the Warrants;

(4)	the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the Warrants are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act);

(5)	the Transferor does not intend to replace the securities sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities; and

(6)	the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act.

Unless otherwise specified, terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

DATED this ___________ day of __________, 20______.

Signature of Warrant Holder	Signature Guaranteed

INSTRUCTIONS FOR TRANSFER

Signature of the Warrant Holder must be the signature of the person appearing on the face of this Warrant Certificate.

If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Company.

The signature on the Transfer Form must be guaranteed by a chartered bank or trust company, or a member firm of an approved signature guarantee medallion program. The guarantor must affix a stamp bearing the actual words: “SIGNATURE GUARANTEED”.

The Warrants will only be transferable in accordance with applicable laws. The Warrants and the common shares issuable upon exercise thereof have not been and will not be registered under the U.S. Securities Act or under the securities laws of any state of the United States, and may not be transferred to or for the account or benefit of a U.S. person or any person in the United States without registration under the U.S. Securities Act and applicable state securities laws, or compliance with the requirements of an exemption from registration. “United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

[End of Appendix “C”]

APPENDIX “D”

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO: Registrar and transfer agent for the shares of iAnthus Capital Holdings, Inc. (the “Company”) The undersigned (A) acknowledges that the sale of the __________ common shares in the capital of the Company represented by certificate number ______________, to which this declaration relates, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that (1) the undersigned is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Company (except solely by virtue of being an officer or director of the Company) or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) of Regulation S under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged in any directed selling efforts in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act); (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S under the U.S. Securities Act with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act. Unless otherwise specified, terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated:

Signature of Individual (if Seller is an individual)

Authorized signatory (if Seller is not an individual)

Name of Seller (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (print print)

Affirmation by Seller’s Broker-Dealer

(Required for sales pursuant to Section (B)(2)(b) above)

We have read the representations of our customer __________, (the “Seller”) contained in the foregoing Declaration for Removal of Legend, dated _________, 20____, with regard to the sale, for such Seller’s account, of ___________ common shares (the “Securities”) of the Company represented by certificate number ____________. We have executed sales of the Securities pursuant to Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), on behalf of the Seller. In that connection, we hereby represent to you as follows:

(1)	(no offer to sell Securities was made to a person in the United States;

(2)	the sale of the Securities was executed in, on or through the facilities of the Canadian Securities Exchange or another designated offshore securities market (as defined in Rule 902(b) of Regulation S under the U.S. Securities Act), and, to the best of our knowledge, the sale was not pre-arranged with a buyer in the United States;

(3)	no “directed selling efforts” were made in the United States by the undersigned, any affiliate of the undersigned, or any person acting on behalf of the undersigned; and

(4)	we have done no more than execute the order or orders to sell the Securities as agent for the Seller and will receive no more than the usual and customary broker’s commission that would be received by a person executing such transaction as agent.

For purposes of these representations: “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the undersigned; “directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Securities (including, but not be limited to, the solicitation of offers to purchase the Securities from persons in the United States); and “United States” means the United States of America, its territories or possessions, any State of the United States, and the District of Columbia.

Legal counsel to the Company shall be entitled to rely upon the representations, warranties and covenants contained herein to the same extent as if this affirmation had been addressed to them.

Name of Firm

Per:
Authorized Signatory

[End of Appendix “D”]

APPENDIX “E”

DEBT ASSIGNMENT AGREEMENT

THIS AGREEMENT is made as of the _____ day of , _____.

BETWEEN:

[NAME OF WARRANTHOLDER],

(the “Assignor”),

-and-

iANTHUS CAPITAL HOLDINGS, INC.

(the “Company”).

WHEREAS the Assignor as warrantholder wishes to purchase, subject to the provisions of the Exchange Warrant and at the Exercise Price, the Shares from the Company;

AND WHEREAS the Exercise Price for the Shares is to be paid by way of assignment by the Assignor to the Company of such Principal Amount of the Senior Secured Debentures, plus, at the Assignor’s option, all accrued and unpaid interest on such Principal Amount and any unpaid fees, as is equal to the Exercise Price;

AND WHEREAS to effect such assignment, the Assignor has delivered this executed Agreement concurrently with the executed Exercise Agreement and an original copy of the Senior Secured Debentures;

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement and the sum of Cdn.$1.00 now paid by each of the parties to the other and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereby agree and covenant as follows:

(1)	Definitions.

Unless otherwise defined herein, all capitalized terms used in this debt assignment agreement (this “Agreement”) shall have the respective meanings ascribed to them in the Exchange Warrant issued by the Company to the Assignor, dated [●]9(the “Exchange Warrant”).

(2)	Assignment and Assumption.

In full satisfaction of the Exercise Price, the Assignor hereby assigns and transfers to the Company all of the Assignor’s right, title and interest in and to such Principal Amount of the Senior Secured Debentures plus, at the Assignor’s option, all accrued and unpaid interest on such Principal Amount and any unpaid fees, as is equal to the Exercise Price, and the Company hereby accepts such assignment and transfer.

[9]	Tranche 2: September 30, 2019. Tranche 3, if applicable: the Tranche 3 Funding Date. Tranche 4, if applicable: the Tranche 4 Funding Date.

(3)	Paramountcy.

In the event of any conflict or inconsistency between this Agreement and the provisions of the Exchange Warrant, the provisions of the Exchange Warrant shall prevail.

(4)	Successors and Assigns.

This Agreement shall enure to the benefit of and shall be binding on and enforceable by the parties and their respective successors and permitted assigns.

(5)	Successors and Assigns.

Upon the request from time to time of a party, the other party shall execute all such further transfers, assignments, assumptions, notices and other documents, shall obtain all such consents and approvals and shall do or cause to be done all such other acts and things as the requesting party may reasonably consider necessary or advisable to effectively carry out this Agreement.

(6)	Governing Law.

This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

(7)	Time of the Essence.

Time shall be of the essence of this Agreement.

(8)	Gender and Number

Words importing the singular number only shall include the plural and vice versa, and words importing the masculine gender shall include the feminine gender and neuter.

(9)	Headings, Extended Meanings

The inclusion of headings in this Agreement are for convenience of reference only and shall not affect the construction or interpretation hereof. The terms “this Agreement”, “hereof”, “hereunder” and similar expressions refer to this Agreement and not to any particular section or other portion hereof and include any agreement supplemental hereto.

[NAME OF WARRANTHOLDER]

By:
Authorized Signatory

EXHIBIT “C”

FORM OF BOARD OBSERVER AGREEMENT

[See Next Page]

[SIGNATURE PAGE TO BOARD OBSERVER AGREEMENT]

EXHIBIT “D”

FORM OF TRANCHE 4 DEBENTURE CERTIFICATE

[See Next Page]

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [●], 2020.[11] THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

iANTHUS CAPITAL MANAGEMENT, LLC

% SENIOR SECURED DEBENTURE

Date: July [●], 2020

ARTICLE 1
PRINCIPAL AND INTEREST

1.1 Promise to Pay

FOR VALUE RECEIVED, the undersigned, iANTHUS CAPITAL MANAGEMENT, LLC, a limited liability company formed under the laws of the State of Delaware, (the “Issuer” or “Borrower”) hereby acknowledges itself indebted to and promises to pay to the order of [●], a Delaware limited partnership, and its successors and assigns (the “Holder” or “Lender”) on the earlier of (i) July 13, 2025 and (ii) such earlier date as the Principal Amount (as hereinafter defined) may become payable (the “Maturity Date”) in accordance with the provisions of this senior secured debenture (the “Debenture”), the principal amount of [●] Dollars (USD $[●]) in lawful money of the United States (the “Principal Amount”) and to accrue interest (“Interest”) on the Principal Amount outstanding from time to time at the Interest Rate (as hereinafter defined) until the Principal Amount of the Debenture is repaid in full in accordance with its terms. Interest shall accrue at the rate of 8% per annum (the “Interest Rate”) and shall be calculated on the basis of the actual days elapsed in the period for which such Interest is to accrue and on the basis of a year of 360 days. Interest shall be paid in kind by adding the interest accrued on the Principal Amount on the last day of each fiscal quarter (the first such interest payment date being September 30, 2020), such amount thereafter becoming part of the “Principal Amount” and accruing interest hereunder, and such Interest paid in kind shall be payable on the date that all of the Principal Amount is due and payable pursuant hereto. Any Obligations (as defined in the Debenture Purchase Agreement, defined below) arising out of this Debenture, including without limitation the Principal Amount and the Interest, shall be referred to herein as the “Obligations”. The Holder acknowledges that this Debenture is one of a series of debentures of substantially identical terms and conditions issued by the Borrower to other holders (with the Holder, collectively, the “Holders”) under the terms of the Debenture Purchase Agreement.

[1]	Insert date that is 4 months plus 1 day after date of issuance.

ARTICLE 2
INTERPRETATION AND GENERAL PROVISIONS

2.1 Interpretation

Capitalized terms used herein without definition shall have the meaning ascribed thereto in the Second Amended and Restated Secured Debenture Purchase Agreement dated July [●], 2020 among the Lenders party thereto, the Issuer’s parent company iAnthus Capital Holdings, Inc. (the “Company”), the Issuer and the other Credit Parties party thereto (collectively, and as further amended, restated, supplemented or otherwise modified from time to time, the “Debenture Purchase Agreement”) providing for, inter alia, the purchase of this Debenture by the Holder.

2.2 Plurality and Gender

Words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine gender and words importing Persons shall include firms and corporations and vice versa.

2.3 Headings, etc.

The division of this Debenture into Articles, Sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Debenture.

2.4 Day Not a Business Day

In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day.

2.5 Currency

Any reference in this Debenture to “Dollars”, “dollars” or the sign “$” shall be deemed to be a reference to lawful money of the United States.

ARTICLE 3
PAYMENT OF PRINCIPAL AND INTEREST

3.1 The Obligations shall be due and payable without deduction or withholding for taxes of any kind or nature, unless specifically contemplated in the Debenture Purchase Agreement, immediately on the earlier of:

(a)	the Maturity Date; and

(b)	the occurrence and continuance of an Event of Default (defined below).

ARTICLE 4
REDEMPTION

4.1 No Early Redemption or Prepayment

Except pursuant to Section 4.3, the Borrower shall not be permitted to redeem, convert or prepay the Debentures prior to July 13, 2023 without the prior written consent of the Lender.

4.2 Notice of Change of Control Transaction

Upon the occurrence of any event constituting or reasonably likely to constitute a Change of Control Transaction, the Borrower shall give written notice to the Lender of such Change of Control Transaction at least thirty (30) days or, with the prior written consent of the Lender, as soon as reasonably possible prior to the effective date of any such Change of Control Transaction and another written notice on or immediately after the effective date of such Change of Control Transaction (the “Change of Control Notice”).

4.3 Redemption if Change of Control Transaction

Upon receipt of a Change of Control Notice the Holder shall, in its sole discretion on or before the Change of Control Transaction, have the right to require the Borrower purchase the Debentures at a price equal to 105% of the then outstanding Principal Amount thereof together with accrued and unpaid Interest and fees (the “Offer Price”); provided that, if 90% or more of the Principal Amount outstanding on the date of the Change of Control Notice have been tendered for redemption, the Borrower will have the right, in its sole discretion, to redeem all of the outstanding Debentures at the Offer Price.

ARTICLE 5
SECURITY

5.1 As security for the Obligations under this Debenture, the Borrower has granted to the Collateral Agent, for the benefit of the Holder, a security interest over all of the Borrower’s present and after acquired personal property in which the Borrower has rights, of whatsoever nature or kind and wherever situate, save and except property specifically excluded in any general secusrity agreement granted by the Borrower to the Collateral Agent, for the benefit of the Holder, which shall rank pari passe between and among the Holders (the “Security Interest”). The Security Interest shall be evidenced by one or more general security agreements entered into between the Borrower and the Holder.

5.2 This Debenture is entitled to and shall have the benefit of a guarantee of the Credit Parties of all of the Obligations of the Borrower to the Lender under or in connection with this Debenture in favour of the Lender dated as of the date of this Debenture (the “Guarantees”). As security for such Obligations under the Guarantees, the Credit Parties shall each grant in favour of the Collateral Agent, for the benefit of the Holder, a security interest over all of such Credit Parties’ respective present and after acquired personal property in which such Credit Parties have rights, of whatsoever nature or kind and wherever situate which shall rank pari passe between and among the Holders. The security granted to the Collateral Agent, for the benefit of the Holder, by each of the Credit Parties shall be evidenced by one or more general security agreements entered into between each of the Credit Parties and the Holder.

ARTICLE 6
EVENTS OF DEFAULT

6.1 The occurrence of an “Event of Default” under the Debenture Purchase Agreement shall constitute an event of default (“Event of Default”) hereunder.

6.2 Upon and during the continuation of an Event of Default, the Interest Rate shall increase to sixteen percent (16%) per annum, and the Holder shall be entitled to all of the rights and remedies set forth in the Debenture Purchase Agreement and available to it under applicable law.

ARTICLE 7
COVENANTS

7.1 Positive Covenants of the Borrower and the Company

So long as any Obligations remain unpaid, the Borrower and the Company shall perform the covenants and actions as set forth in, and in accordance with, the Debenture Purchase Agreement.

ARTICLE 8
GENERAL MATTERS

8.1 Amalgamation

The Company acknowledges that if, to the extent permitted under the Debenture Purchase Agreement, it amalgamates or mergers with any other Person (a) the term “Company”, where used herein shall extend to and include the amalgamated or surviving Person, and (b) the term, “Obligations”, where used herein shall extend to and include the Obligations of the Company and the amalgamated Person.

8.2 No Modification or Waiver

No modification, variation or amendment of any provision of this Debenture shall be made without the prior written consent of all of the Holders. The Holder shall not, by any act, delay, omission or otherwise, be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and executed by an authorized officer of the Holder. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by the Holder of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which the Holder would otherwise have on any future occasion, whether similar in kind or otherwise.

8.3 Entire Agreement

This Debenture together with the Debenture Purchase Agreement and Transaction Documents defined therein constitute the entire agreement between the parties and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. There are no other agreements between the parties in connection with the subject matter hereof except as specifically set forth or referred to herein or therein.

8.4 Performance by Holder

If the Borrower or the Company fails to perform any of their respective obligations hereunder, the Holder may, after notice to the Borrower, but shall not be obligated to, perform any or all such obligations, and all reasonable costs, charges, expenses, fees, outlays and premiums incurred by the Holder in connection therewith shall be payable by the Borrower forthwith upon demand by the Holder and shall bear interest from the date incurred by the Holder at the Interest Rate then in effect and shall form part of the Obligations. Any such performance by the Holder shall not constitute a waiver by the Holder of any right, power, or privilege under this Debenture.

8.5 Notice to the Borrower, the Company and the Holder

Any notice to be given to the Company or the Holder shall be in writing and shall be deemed to be validly given if such notice is delivered personally, by facsimile or electronic transmission or sent by prepaid registered mail, addressed as follows:

(a)	if to the Borrower or the Company, at:

iAnthus Capital Management, LLC
c/o iAnthus Capital Holdings, Inc.
420 Lexington Avenue, Suite 414
New York, NY 10170
USA

Attention:

E-mail:

With a copy to (which shall not constitute notice):

McMillan LLP

Suite 1500, 1055 West Georgia Street

Vancouver, BC V6E 4N7

Canada

Attention: James Munro

Email: james.munro@mcmillan.ca

if to the Holder, at:

c/o Gotham Green Partners, LLC

1437 4th Street, Suite 200

Santa Monica, CA 90401

USA

Attention:

Email:

With a copy to (which shall not constitute notice):

Honigman LLP

2290 First National Building

660 Woodward Ave.

Detroit, MI 48226

Attention: Michael D. DuBay

E-mail: mdubay@honigman.com

Notice of change of address shall also be governed by this Section 8.5. Any notice given by personal delivery shall be deemed to have been given when received by the Borrower or the Holder, and by prepaid registered mail shall be deemed to have been received by the Borrower or the Holder on the third (3rd) Business Day after the day of such mailing and any notice so given by facsimile or electronic transmission on a Business Day before 5:00 p.m. (local time of the recipient) shall be deemed to have been received by the Borrower or the Holder on such Business Day and otherwise shall be deemed to be received the next Business Day.

8.6 Replacement of Debenture

If this Debenture shall become mutilated or be lost, stolen or destroyed and in the absence of notice that the Debenture has been acquired by a bona fide purchaser, the Borrower in its discretion may issue a new Debenture upon surrender and cancellation of the mutilated Debenture, or, in the event that a Debenture is lost, stolen or destroyed, in lieu of and in substitution for the same, and the substituted Debenture shall be in the form hereof and the Holder shall be entitled to benefits hereof. In case of loss, theft or destruction, the Holder shall furnish to the Borrower such evidence of such loss, theft or destruction as shall be satisfactory to the Borrower in its discretion acting reasonably together with an indemnity in form and substance mutually acceptable to the Borrower and the Holder, each acting reasonably. The applicant shall pay reasonable expenses incidental to the issuance of any such new Debenture.

8.7 Successors and Assigns

This Debenture shall enure to the benefit of the Holder and its successors and its assigns and shall be binding upon the Borrower, the Company and their respective successors.

8.8 Assignment

No Party may assign its rights or benefits under this Debenture except that the Holder may assign all or any portion of its rights and benefits under this Debenture to any Person or Persons who may purchase all or part of this Debenture, subject to compliance with applicable securities laws.

8.9 Registered Obligations

The Borrower shall keep a “register” in which the Borrower shall provide for the recordation of the name and address of, and the amount of outstanding principal and interest owing to, the Holder and its Assignees. The entries in the register, as are approved by Holder, shall be conclusive evidence of the amounts due and owing to the Holder or its Assignees in the absence of manifest error. The Borrower, the Holder, and its Assignees shall treat each Person whose name is recorded in the register pursuant to the terms hereof as the Holder for all purposes. Notwithstanding anything to the contrary contained in this Debenture, the Debenture is a registered obligations and the right, title and interest of the Holder and its Assignees in and to this Debenture shall be transferable only upon notation of such transfer in the register and Borrower shall promptly make such notation in the register upon delivery by Holder or its Assignees of assignment documents to Borrower. This Section 8.9 shall be construed so that the Debenture is at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any related regulations (and any other relevant or successor provisions of the Code or such regulations). The register shall be available for inspection by the Holder and its Assignees at from time to time upon reasonable prior notice.

8.10 Invalidity of Provisions

Each of the provisions contained in this Debenture is distinct and severable and a declaration of invalidity or unenforceability of any such provision by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof or thereof.

8.11 Governing Law

THIS AGREEMENT AND EACH OTHER TRANSACTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

8.12 Maximum Rate of Interest

Notwithstanding any other provisions of this Debenture, if the amount of any interest, premium, fees or other monies or any rate of interest required to be paid under this Debenture or any other document entered into in connection with this Debenture would, but for this provision, contravene any applicable Law, then such amount or rate of interest shall be reduced to such maximum amount as would not contravene such provisions; and to the extent that any excess has been charged or received the Holder shall apply such excess against the outstanding Obligations and refund to the Borrower any further excess amount.

8.13 Time of Essence

Time shall be of the essence of this Debenture and a forbearance by the Holder of the strict application of this provision shall not operate as a continuing or subsequent forbearance.

6.14 Waiver

The Borrower hereby waives presentment, notice of dishonor, protest and notice of protest. No failure or delay by the Holder in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right exclude other further exercise thereof or the exercise of any other right.

6.15 Waver of Trial by Jury

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS DEBENTURE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY TRANSACTION AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY TO THIS DEBENTURE HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 6.15 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[Signature Page Follows]

IN WITNESS WHEREOF, the Borrower and the Company have caused this Debenture to be executed by its duly authorized officer as of the date first written above.

iANTHUS CAPITAL MANAGEMENT, LLC

Per:
Name:
Title:

ACCEPTED AND AGREED as of the date first written above by:

[●]

Per:
Name:
Title: